UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4984
AMERICAN BEACON FUND
(Exact name of registrant as specified in charter)
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Address of principal executive offices)-(Zip code)
Gene L. Needles, Jr., PRESIDENT
4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(Name and address of agent for service)
Registrant’s telephone number, including area code: (817) 967-3509
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon
FUNDS℠

Annual Report

December 31, 2010

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors
Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2010

Fellow Shareholders,
          The past year has told us once again that economic volatility and investment opportunity often go hand in hand. As investors contend with the possibility of rising inflation in the years ahead, they may wish to turn to an investment approach that incorporates a more defensive posture in this regard.
          The American Beacon Treasury Inflation Protected Securities (TIPS) Fund is designed to help investors address the inevitable fluctuation in the rate of inflation. Like so many of our funds, the TIPS Fund is conservatively managed for the long term; it invests primarily in high-quality inflation-protected government securities.
          Over the 12-month period ended December 31, 2010, the American Beacon Treasury Inflation Protected Securities Fund (Institutional Class) generated a return of 5.03%.
          As always, we appreciate the opportunity to assist you in the pursuit of your financial goals. We trust the enclosed market overview, portfolio listings, and financial data will provide you with valuable insight into the past year’s performance of your fund.
          We thank you for your continued investment in the American Beacon Funds, and we remain focused on providing the type of responsive service and expert investment management that will sustain your confidence and earn your trust for many years to come. If you’d like to access your account information or obtain further details about the American Beacon Funds, please contact your investment advisor or visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds
Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

1

Market Overview
December 31, 2010 (Unaudited)
          The economic recovery that began in 2009 continued throughout 2010, as fiscal and monetary policies appeared to have succeeded in jump-starting the economy. Accommodative monetary policies, fiscal stimulus measures and strong economic growth overseas also contributed to maintaining the moderate pace of U.S. growth.
The Economy in Review
          In the first quarter, the economy was able to build on the strong momentum it gained during the fourth quarter of 2009. However, by the second quarter, the momentum slowed noticeably, and investors once again began questioning the sustainability of the U.S. economic recovery. Real Gross Domestic Product growth pulled back to just 1.7% in the second quarter. This, along with falling inflation measures and persistently high unemployment, ultimately led the Federal Reserve to undertake a second round of the securities purchases that began in November. By year end, the stimulative financial conditions in the U.S., along with the continued strength in oversees economic growth — particularly from Asia — led to a period of above-trend economic growth. In the end, the U.S. economy expanded at nearly a 3.0% pace in 2010.
Treasury Performance
          Yields on U.S. Treasury securities followed this roller coaster of growth expectations throughout the year. Notwithstanding the apparent economic recovery, Treasury yields ended 2010 lower than where they began the year. Early in 2010, yields meandered within a relatively narrow range. A strong rally in U.S. Treasury yields began early in April as heightened economic expectations failed to materialize and the European financial crises spread from Greece, threatening the stability of the overall European financial system. The increased appetite for Treasury securities caused Treasury yields to decline sharply. Then, expectations for a second round of Large Scale Asset Purchases by the Federal Reserve helped push yields still lower through early October. In the fourth quarter, expectations of an improving economy drove rates higher. According to Barclays Capital, the Treasury sector returned 5.87% for the year.
          Real yields peaked in late March as investors began extrapolating the strong growth of the previous quarters into the future, and concerns grew regarding the high levels of U.S. Treasury debt issuance. A 1.30% rally in 10-year Treasury Inflation Protected Securities (TIPS) ensued over the next 6 months and concluded in October with the Federal Reserve’s formal announcement of their intention to purchase an additional $600 billion worth of U.S. Treasury securities, including TIPS. Following that announcement, U.S. Treasury yields rose sharply amid renewed optimism on economic growth and on the heightened risks of inflation being driven by the weakening U.S. dollar. Yields on 10-year TIPS ended the year just below 1%, approximately 0.40% lower than where they began the year.
Inflation’s Impact
          Perhaps not surprisingly, given the improving economic outlook and continued monetary accommodation, risk-based assets and commodity prices rose in 2010. For the year, for example, both the S&P 500 and front-month crude oil futures prices rose approximately 15%.
          Even given sharply increasing commodity prices, inflation as measured by the Consumer Price Index (CPI) was relatively benign in 2010. For example, in December, the CPI increased at a 1.5% year-over-year pace, higher than June’s 1.1% pace but still lower than the December 2009 level of 2.7%. And, the core CPI year-over-year (CPI excluding food and energy) increased at a 0.8% pace in December, compared to 0.9% and 1.8% in June and December 2009, respectively.
          Breakeven inflation rates for 10-year TIPS peaked early in the year at 2.46% before falling to their low of 1.51% in August. Following the Fed announcement, breakevens rose dramatically, ending the year at 2.32%, just below where they began. The issuance of TIPS securities increased to $85 million in 2010 as the Treasury ramped up supply in an effort to improve liquidity in the sector and to show ongoing support for the asset class.
          Declining real Treasury interest rates contributed to positive total returns for TIPS. The Barclays Capital U.S. TIPS Index returned 6.31% in 2010, while the Intermediate (1 — 10 Year maturity) TIPS Index returned 5.22%. Perhaps most interestingly, real rates exhibited unusual volatility from September through December, as expectations regarding potential additional

2

Market Overview
December 31, 2010 (Unaudited)
quantitative easing (QE2), and then the reality of the actual QE2 announcement, first caused rates to fall sharply and then rise nearly as sharply. First, the market’s perception that the Fed wanted to drive real rates lower — and inflation expectations higher — led to a strong period for TIPS. Quickly, though, as the Fed formally announced that it would engage in additional Treasury purchases, and as reasonably strong economic data were released, real rates rose, effectively reversing the QE2-induced rally. For example, according to Bloomberg, the yield on the TIPS 1.875% 7/15/15 fell from 0.41% on September 9 to a negative 0.53% on November 8, before rising to 0.23% on December 14.
          Inflation expectations as reflected in breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities) varied in 2010. For example, while the breakeven inflation rate at the 5-year part of the curve began 2010 at approximately 1.95% and ended 2010 at approximately 1.75%, this rate rose to 2.05% in April and fell to nearly 1.10% in late August. Concerns over the potential for falling prices led to the decrease in breakevens from April to August, while apparent investor comfort with the prospect that QE2 would preclude falling prices that led to the rise in breakevens.
          The Treasury Department remains committed to the TIPS program, and in 2011, auctions are anticipated at the 5-, 10-, and 30-year maturities. At the end of 2010, the total outstanding market value of the Barclays Capital U.S. TIPS Index was approximately $588 billion.

3

Performance Overview
American Beacon Treasury Inflation Protected Securities FundSM
December 31, 2010 (Unaudited)
          The Institutional Class of the Fund returned 5.03% for the twelve months ended December 31, 2010, trailing the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of 5.22% and the Lipper TIPS Index return of 6.52%.
Comparison of Change in Value
of a $10,000 Investment
For the Period From 6/30/04 through 12/31/10

	Annualized Total Returns			Value of
	Periods Ended 12/31/2010			$10,000
			Since Inception	6/30/04-
	1 Year	5 Years	6/30/04	12/31/10
Institutional Class(1,7,8)	5.03%	5.11%	4.82%	$13,583
Y Class (1,2,7,8)	4.81%	5.06%	4.79%	13,553
Investor Class (1,3,7,8)	4.62%	4.96%	4.71%	13,487
A Class without sales charge (1,4,7,8)	4.45%	4.93%	4.68%	13,464
A Class with sales charge (1,4,7,8)	-0.56%	3.90%	3.90%	12,823
C Class without sales charge (1,5,7,8)	4.16%	4.87%	4.64%	13,427
C Class with sales charge (1,5,7,8)	3.16%	4.87%	4.64%	13,427
Barclays Capital 1-10 Yr. U.S. TIPS Index(6)	5.22%	5.41%	5.22%	13,920
Barclays Capital U.S. TIPS Index(6)	6.31%	5.33%	5.53%	14,192
Lipper TIPS Funds Index(6)	6.52%	4.75%	5.13%	13,846

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	Fund performance represents the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.

3.	Fund performance represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.

4.	Fund performance represents the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.

5.	Fund performance represents the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown.

8.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.36%, 0.46%, 0.68%, 0.86%, and 1.61%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4

Performance Overview
American Beacon Treasury Inflation Protected Securities FundSM
December 31, 2010 (Unaudited)
          The Fund produced strong absolute returns for the twelve-month time period. TIPS rallied during much of 2010, amid downgraded global growth expectations, increased risk aversion and uncertainty surrounding the European financial environment, and the anticipation of a second round of quantitative easing in the United States. Late in 2010, TIPS began to decline amid upward revisions in growth forecasts for the United States.
          From a yield curve positioning standpoint, the Fund benefited from an underweight position in 1-3 year maturity TIPS, but an underweight allocation to 7-9 year maturity TIPS detracted from relative performance for the year. Individual security selections within the 1-3 year and 5-7 year maturity ranges and Fund expenses also contributed to the Fund’s underperformance during the period. The Fund’s average modified duration was in-line with the Index for the twelve-month period.
          The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.
Top Ten Holdings

% of
Net Assets
U.S. Treasury Note, 2.375%, Due 1/15/2017	9.5%
U.S. Treasury Note, 3.000%, Due 7/15/2012	9.0%
U.S. Treasury Note, 1.250%, Due 7/15/2020	7.9%
U.S. Treasury Note, 1.250%, Due 4/15/2014	7.2%
U.S. Treasury Note, 0.500%, Due 4/15/2015	7.1%
U.S. Treasury Note, 2.000%, Due 1/15/2014	6.9%
U.S. Treasury Note, 2.000%, Due 7/15/2014	6.4%
U.S. Treasury Note, 1.375%, Due 7/15/2018	5.6%
U.S. Treasury Note, 1.625%, Due 1/15/2015	5.6%
U.S. Treasury Note, 2.125%, Due 1/15/2019	5.4%
Portfolio Diversification

% of
Fixed Income
A	0.0%
AA	0.0%
AAA	0.0%
Treasury	100.0%

5

Fund Expenses
American Beacon Treasury Inflation Protected Securities FundSM
December 31, 2010 (Unaudited)
Fund Expense Example
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.
Actual Expenses
     The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning		Expenses Paid
	Account Value	Ending Account	During Period*
	7/1/10	Value 12/31/10	7/1/10-12/31/10
Institutional Class
Actual	$1,000.00	$1,022.93	$1.27
Hypothetical **	$1,000.00	$1,023.95	$1.28
Y Class
Actual	$1,000.00	$1,029.07	$3.07
Hypothetical **	$1,000.00	$1,022.18	$3.06
Investor Class
Actual	$1,000.00	$1,021.02	$3.26
Hypothetical **	$1,000.00	$1,021.98	$3.26
A Class
Actual	$1,000.00	$1,027.14	$5.06
Hypothetical **	$1,000.00	$1,020.21	$5.04
C Class
Actual	$1,000.00	$1,007.71	$5.95
Hypothetical **	$1,000.00	$1,010.79	$5.96

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.25%, 0.60%, 0.64%, 0.99% and 1.77% for the Institutional, Y, Investor, A and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period except for C Class. Beginning account value for C Class is the inception date of 9/1/10 and the days in the period were 122.

**	5% return before expenses.

6

American Beacon Treasury Inflation Protected Securities FundSM
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of
American Beacon Treasury Inflation Protected Securities Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Treasury Inflation Protected Securities Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Treasury Inflation Protected Securities Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Dallas, Texas
March 1, 2011

7

American Beacon Treasury Inflation Protected Securities Fund
Schedule of Investments
December 31, 2010

	Par Amount	Value
	($000)	($000)
U.S. TREASURY OBLIGATIONS - 99.10%
2.00%, Due 4/15/2012A	6,025	6,244
3.00%, Due 7/15/2012A	14,754	15,672
0.625%, Due 4/15/2013A	1,030	1,061
1.875%, Due 7/15/2013A	6,508	6,939
2.00%, Due 1/15/2014A	11,100	11,917
1.25%, Due 4/15/2014A	11,827	12,438
2.00%, Due 7/15/2014A	10,207	11,032
1.625%, Due 1/15/2015A	9,135	9,741
0.50%, Due 4/15/2015A	12,085	12,353
1.875%, Due 7/15/2015A	8,433	9,135
2.00%, Due 1/15/2016A	5,306	5,777
2.375%, Due 1/15/2017A	14,749	16,437
2.625%, Due 7/15/2017A	4,764	5,422
1.625%, Due 1/15/2018A	3,231	3,457
1.375%, Due 7/15/2018A	9,184	9,678
2.125%, Due 1/15/2019A	8,526	9,435
1.875%, Due 7/15/2019A	7,913	8,603
1.375%, Due 1/15/2020A	2,478	2,575
1.25%, Due 7/15/2020A	13,333	13,651

Total U.S. Treasury Obligations (Cost $169,811)		171,567

	Shares
SHORT-TERM INVESTMENTS - 0.24% (Cost $421)
JPMorgan U.S. Government Money Market Fund	421,350	421

TOTAL INVESTMENTS - 99.34% (Cost $170,232)		171,988
OTHER ASSETS, NET OF LIABILITIES - 0.66%		1,142

TOTAL NET ASSETS - 100.00%		$173,130

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.
See accompanying notes

8

American Beacon Treasury Inflation Protected Securities Fund
Statement of Assets and Liabilities
December 31, 2010 (in thousands, except share and per share amounts)

Assets:
Investments in securities, at value A	$171,988
Dividends and interest receivable	1,267
Receivable for fund shares sold	243
Receivable for expense reimbursement (Note 2)	15
Prepaid expenses	59

Total assets	173,572

Liabilities:
Payable for fund shares redeemed	347
Management and investment advisory fees payable (Note 2)	40
Administrative service and service fees payable (Note 2)	26
Professional fees payable	19
Other liabilities	10

Total liabilities	442

Net assets	$173,130

Analysis of Net Assets:
Paid-in-capital	183,640
Undistributed net investment income	182
Accumulated net realized loss	(12,448)
Unrealized appreciation of investments	1,756

Net assets	$173,130

Shares outstanding (no par value):
Institutional Class	14,952,129

Y Class	34,479

Investor Class	1,456,370

A Class	14,705

C Class	14,575

Net asset value, offering and redemption price per share:
Institutional Class	$10.51

Y Class	$10.60

Investor Class	$10.48

A Class (net asset value and redemption price)	$10.54

A Class (offering price)	$11.07

C Class	$10.46

A Cost of investments in securities	$170,232
See accompanying notes

9

American Beacon Treasury Inflation Protected Securities Fund
Statement of Operations
Year ended December 31, 2010 (in thousands)

Investment Income:
Dividend income	$1
Interest income	3,429

Total investment income	3,430

Expenses:
Management and investment advisory fees (Note 2)	230
Administrative service fees (Note 2):
Institutional Class	271
Investor Class	43
Transfer agent fees:
Institutional Class	15
Investor Class	1
Custody and fund accounting fees	36
Professional fees	42
Registration fees and expenses	25
Service fees (Note 2):
Investor Class	36
Prospectus and shareholder reports	15
Trustee fees	13
Other expenses	14

Total expenses	741

Net fees waived and expenses reimbursed by Manager (Note 2)	(196)

Net expenses	545

Net investment income	2,885

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	8,451
Change in net unrealized appreciation or depreciation of:
Investments	(331)

Net gain on investments	8,120

Net increase in net assets resulting from operations	$11,005

See accompanying notes

10

American Beacon Treasury Inflation Protected Securities Fund
Statement of Changes of Net Assets (in thousands)

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,885	$953
Net realized gain on investments	8,451	2,896
Change in net unrealized appreciation or (depreciation) of investments	(331)	9,275

Net increase in net assets resulting from operations	11,005	13,124

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,717)	(789)
Y Class	(1)	—
Investor Class	(166)	(28)

Net distributions to shareholders	(2,884)	(817)

Capital Share Transactions:
Proceeds from sales of shares	135,939	82,724
Reinvestment of dividends and distributions	2,242	615
Cost of shares redeemed	(134,873)	(74,134)

Net increase in net assets from capital share transactions	3,308	9,205

Net increase in net assets	11,429	21,512

Net Assets:
Beginning of period	161,701	140,189

End of Period *	$173,130	$161,701

*Includes undistributed net investment income of	$182	$181

See accompanying notes

11

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”) which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisor, administration and asset management consulting services to the Trust and other investors.
     Class Disclosure
          The inception dates of the Y, A, and C Classes are March 1, May 17, and September 1, 2010, respectively.
          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.
     Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).
     Valuation Inputs
          Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

12

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.
Level 3 — Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Fund’s investments are summarized by level based on the inputs used to determine their values. During the period there were no significant transfers between levels. As of December 31, 2010, the Fund’s investments were classified as follows: (in thousands)

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$171,567	—	$171,567
Short term investments	421	—	—	421

Total	$421	$171,567	—	$171,988
     Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.
     Dividends to Shareholders
          Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
     Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

13

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
     Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
2. Transactions with Affiliates
     Management Agreement
          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2010 were as follows:

		Amount paid to
Management Fee		Investment	Net Amount Retained
Rate	Management Fee	Sub-Advisor	by Manager
0.15%-0.19%	$229,529	$132,034	$97,495
     Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class and 0.30% of the average daily net assets of the Y and Investor Classes and 0.40% of the average daily net assets of the A and C Classes of the Fund. Administrative Service fees for the Y, A, and C Classes for the period ended December 31, 2010 were less than $500.
     Distribution Plans
          The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.
          A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expense incurred in a particular month by the Manager for distribution assistance. Distribution fees for the A and C Classes for the period ended December 31, 2010 were less than $500.

14

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
     Service Plan
          The Manager and the Fund entered into a Service Plan which obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the Y, A, and C Classes for the period ended December 31, 2010 were less than $500.
     Interfund Lending Program
          Pursuant to an exemptive order by the Securities Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2010, the Fund did not utilize the credit facility.
     Reimbursement of Expenses
          The Manager voluntarily agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Investor Class. For the year ended December 31, 2010 the Manager reimbursed expenses of $180,583 and $15,368 expiring in 2013 for the Institutional and Investor Classes, respectively. Of these amounts $15,000 was receivable from the Manager at December 31, 2010.
          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. Reimbursed expenses subject to potential recovery totaling $135,078, $131,280, and $195,951 will expire in 2011, 2012, and 2013 respectively. The Fund has not recorded a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely.
     Sales Commissions
          The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset expenses that the Manager pays to Foreside. Since May 17th (the inception date of the A Class) there has been $422 in sales commissions from the sale of A Class shares that were received by Foreside.
3. Federal Income Taxes
          It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.
          The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

15

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
          The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows (in thousands):
Distributions paid from:

	Ordinary Income*
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Institutional Class*	$2,717	$789
Y Class	1	N/A
Investor Class	166	28
A Class	—	N/A
C Class	—	N/A

Total taxable distributions	$2,884	$817

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.
          As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$170,887

Unrealized appreciation	1,861
Unrealized depreciation	(760)

Net unrealized appreciation/(depreciation)	1,101

Undistributed ordinary income	183
Accumulated long-term gain/(loss)	(11,794)

Distributable earnings	$(10,510)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses from wash sales.
          Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of December 31, 2010 (in thousands):

Paid-in-capital	$(1)
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Unrealized appreciation (depreciation) of investments	1
     At December 31, 2010, the capital loss carry forward positions for federal income tax purposes were (in thousands) $6,426, and $5,368 expiring in 2016 and 2017 respectively. The Fund utilized $8,814 of net capital loss carryovers for the year ended December 31, 2010.

16

American Beacon Treasury Inflation Protected Securities Fund
Notes to Financial Statements
December 31, 2010
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2010, excluding short-term investments, were $417,735,765 and $412,900,371, respectively. These amounts also represent purchases and sales of U.S. Government securities.
5. Capital Share Transactions
          The tables below summarize the activity in capital shares (dollars and shares in thousands):
Year Ended December 31, 2010

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold.	11,655	$121,423	34	$359	1,349	$13,851
Reinvestment of dividends	200	2,077	—	1	16	164
Shares redeemed.	(12,245)	(129,823)	—	—	(488)	(5,050)

Net increase (decrease) in shares outstanding.	(390)	$(6,323)	34	$360	877	$8,965

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	15	$155	15	$151
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	15	$155	15	$151

Year Ended December 31, 2009

	Institutional Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	7,637	$75,743	709	$6,981
Reinvestment of dividends	58	587	3	28
Shares redeemed	(7,594)	(72,804)	(132)	(1,330)

Net increase in shares outstanding	101	$3,526	580	$5,679

17

American Beacon Treasury Inflation Protected Securities Fund
Financial Highlights
 (for a share outstanding throughout the period)

								Y Class
	Institutional Class							March 01 to
	Year Ended December 31,							December 31,
	2010	2009A	2008	2007B		2006		2010
Net asset value, beginning of period	$10.16	$9.20	$10.18	$9.53		$9.75		$10.25

Income from investment operations:
Net investment income	0.16	0.06	0.80	0.45		0.29		0.05
Net gains (losses) on securities (both realized and unrealized)	0.35	0.95	(0.98)	0.59		(0.19)		0.35

Total income (loss) from investment operations	0.51	1.01	(0.18)	1.04		0.10		0.40

Less distributions:
Dividends from net investment income	(0.16)	(0.05)	(0.80)	(0.39)		(0.29)		(0.05)
Distributions from net realized gains on securities	—	—	—	—		—		—
Tax return of capital	—	—	—	0.00	C,D	(0.03	)C	—

Total distributions	(0.16)	(0.05)	(0.80)	(0.39)		(0.32)		(0.05)

Net asset value, end of period	$10.51	$10.16	$9.20	$10.18		$9.53		$10.60

Total return E	5.03%	11.00%	(2.09)%	11.22%		1.05%		3.89	%F

Ratios and supplemental data:
Net assets, end of period (in thousands)	$157,195	$155,833	$140,189	$223,697		$33,792		$365
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	0.25%	0.26%	0.25%	0.43%		0.49%		0.60	%G
Expenses, before expense reimbursements (recoupments)	0.35%	0.36%	0.29%	0.43%		0.49%		0.60	%G
Net investment income (loss), after expense reimbursements (recoupements)	1.50%	0.69%	5.19%	4.74%		2.94%		0.85	%G
Net investment income (loss), before expense reimbursements (recoupments)	1.40%	0.59%	5.15%	4.74%		2.94%		0.85	%G
Portfolio turnover rate	214%	180%	128%	139%		259%		214	%H

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.

B	Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

C	The tax return of capital is calculated based on outstanding shares at the time of distribution.

D	Amount represents less than $0.01 per share. E Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.

G	Annualized.

H	Portfolio turnover rate is for the period from January 1 through December 31, 2010.

I	Portfolio turnover rate is for the period from January 1 through December 31, 2009.

18

Investor Class			A Class		C Class
	March 02 to December 31,				September 01 to December 31,
Year Ended December 31, 2010	2009A		May 17 to December 31, 2010		2010
$10.13	$9.25		$10.35		$10.38

0.06	0.14		0.04		0.00

0.41	0.79		0.19		0.08

0.47	0.93		0.23		0.08

(0.12)	(0.05)		(0.04)		—

—	—		—		—
—	—		—		—

(0.12)	(0.05)		(0.04)		—

$10.48	$10.13		$10.54		$10.46

4.62%	10.05	%F	2.23	%F	0.77	%F

$15,262	$5,868		$155		$153
0.64%	0.65	%G	0.99	%G	1.77	%G

0.75%	0.81	%G	0.99	%G	1.77	%G

1.17%	3.20	%G	0.55	%G	(0.05	)%G

1.06%	3.04	%G	0.55	%G	(0.05	)%G
214%	180	%I	214	%H	214	%H

19

American Beacon Treasury Inflation Protected Securities Fund
Privacy Policy & Federal Tax Information
(Unaudited)
Privacy Policy
     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
     We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.
      We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.
     The Fund’s distributions to shareholders did not include any short-term capital gains.
     Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2010, 98.8% were derived from U.S. Treasury Obligations.

20

Trustees and Officers of the American Beacon Funds
(Unaudited)
          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
INTERESTED TRUSTEES
Term

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present)

NON-INTERESTED TRUSTEES	Term

W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

21

Trustee and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)
Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, Baylor Health Care System Foundation (2007-Present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

R. Gerald Turner (64)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present)

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

OFFICERS
Term

One Year

William F. Quinn (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present) American Beacon Select Funds; Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-2009)

22

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
Gene L. Needles, Jr. (55)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004)

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004)

Wyatt L. Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009)

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice President, Board of Trustees (2008-Present), Trustee (2006-2008) Down Syndrome Guild of Dallas

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007)

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s s sub-advisors.

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25

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at www.americanbeaconfunds.com
To reduce expenses, your financial institution may mail only one copy of the Summary Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
To obtain more information about the Fund:

7	8
By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

(-
By Telephone:	By Mail:
Call (800) 658-5811	American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.
Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.
AR 12/10

GUIDANCE | VISION | EXPERIENCE

American Beacon
FUNDS℠

Annual Report

December 31, 2010

S&P 500 INDEX FUND
SMALL CAP INDEX FUND-Closed to new investors
INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors
     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2010

Fellow Shareholders,
     Over the last 12 months, domestic and international markets were provided a welcome upswing for investors. While there was some volatility during the year, this confirmed our belief that investments managed with patience and a disciplined investment process can still provide favorable performance over varied market cycles.
     For the 12-month period ended December 31, 2010, the American Beacon S&P 500 Index Fund (Institutional Class) returned 14.96%, the American Beacon Small Cap Index Fund (Institutional Class) returned 27.05%, and the American Beacon International Equity Index Fund (Institutional Class) finished the reporting period returning 7.57%. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
     As always, we appreciate the opportunity to assist you in the long-term pursuit of your financial goals. We trust the enclosed market overview, portfolio listings, and financial data will provide you with valuable insight into the past year’s performance of your fund.
     We thank you for your continued investment in the American Beacon Funds, and we remain focused on providing the type of responsive service and expert investment management that will sustain your confidence and earn your trust for many years to come. If you’d like to access your account information or obtain further details about the American Beacon Funds, please contact your investment advisor or visit our website at www.americanbeaconfunds.com.

Best regards,

Gene L. Needles, Jr.
President American Beacon Funds

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards.

Performance Overview
American Beacon S&P 500 Index Fund†
December 31, 2010 (Unaudited)
     For the twelve months ended December 31, 2010, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 14.96%, slightly less than the S&P 500 Index (the “Index”) return of 15.06%, but ahead of the Lipper S&P 500 Objective Funds Index return of 14.70%.
Comparison of Change in Value
of a $10,000 Investment
For the Period from 12/31/00 through 12/31/10

				Value of
	Annualized Total Returns			$10,000
	Periods Ended 12/31/10			12/31/00-
	1 Year	5 Years	10 Years	12/31/10
Institutional Class(1,4)	14.96%	2.25%	1.28%	$11,357
Investor Class(1,2,4)	14.43%	1.78%	0.83%	$10,863
Lipper S&P 500 Objective Funds Index (3)	14.70%	2.08%	1.16%	$11,220
S&P 500 Index (3)	15.06%	2.29%	1.41%	$11,505

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	A portion of the fees charged to the Investor Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

3.	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

4.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and Investor Class shares was 0.15% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.
     For the year ended December 31, 2010, all ten sectors experienced positive returns. The three top contributing sectors were Consumer Discretionary (up 27.6%), Industrials (up 26.8%) and Energy (up 20.5%). Ford Motor Co. (up 67.9%) had the greatest positive impact on the Consumer Discretionary sector. The Ford Fiesta 2011 model made the top of Kelly Blue Book’s Back-to-School list for 2010. Other notable stocks were McDonald’s Corp. (up 26.9%) and Amazon.com, Inc. (up 33.8%). McDonald’s performance may be attributed to its issuing of a Yuan bond, which makes it the first nonfinancial company to offer these bonds, while Amazon.com’s performance may be attributed to the well known Amazon Kindle. Two top performing securities within the Industrials sector were General Electric Co. (up 24.3%) and Caterpillar Inc. (up 68.6%). General Electric’s many accomplishments contributed to its success in 2010, including healthcare advancements and clean energy initiatives. Caterpillar Inc. had quite a few new machine and engine releases in 2010, most likely contributing to its success.
     The two least positive contributing sectors were the Health Care (up 3.0%) and Utilities (up 6.0%) sectors. The poor relative performance of the Health Care sector may have been due to the continued uncertainty surrounding major health care legislation signed into law at the beginning of 2010. In the Utilities sector, detractors that contributed negatively to the Fund’s performance were First Energy Corp. (down 15.6%) and Exelon Corp. (down 10.4%). Operational changes made during 2010 at First Energy Corp. may have been a factor in its negative performance. Exelon Corp.’s reorganization of its senior executive team in 2009 may have had an impact on its performance.
     The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

Performance Overview
American Beacon S&P 500 Index Fund†
December 31, 2010 (Unaudited)
Top Ten Holdings

% of
Equities*
Exxon Mobil Corp.	3.2%
Apple, Inc.	2.6%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Procter & Gamble Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson	1.5%
JPMorgan Chase & Co.	1.5%

*	Percent of the equities of State Street Equity 500 Index Portfolio
Sector Allocation

% of Equities*
Information Technology	18.7%
Financials	16.0%
Energy	12.0%
Industrials	11.0%
Health Care	10.9%
Consumer Staples	10.6%
Consumer Discretionary	10.6%
Materials	3.8%
Utilities	3.3%
Telecommunication Services	3.1%

*	Percent of the equities of State Street Equity 500 Index Portfolio
S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use, “Standard and Poor’s®”, “S&P”, “Standard & Poor’s 500”, “S&P 500” are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Performance Overview
American Beacon Small Cap Index FundSM
December 31, 2010 (Unaudited)
     For the twelve months ended December 31, 2010, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 27.05%. The Fund’s performance was slightly ahead of the Russell 2000® Index (the “Index”) return of 26.85% and also ahead of the Lipper Small-Cap Core Funds Index return of 25.71% which consists primarily of actively managed funds.
Comparison of Change in Value
of a $10,000 Investment
For the Period from 12/31/00 through 12/31/10

	Annualized Total Returns
	Periods Ended 12/31/10			Value of $10,000
	1 Year	5 Years	10 Years	12/31/00-12/31/10
Institutional Class(1,3)	27.05%	4.47%	6.24%	$18,311
Lipper Small-Cap Core Funds Index(2)	25.71%	4.76%	6.95%	$19,582
Russell 2000 Index(2)	26.85%	4.47%	6.33%	$18,476

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.23%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.
Performance Summary provided by Blackrock Investments, LLC
     In 2010, US stocks posted double-digit percentage gains for the second consecutive year. The Dow Jones Industrial Average gained 14.1% to close at 11,577, a level not seen since before the collapse of Lehman Brothers in late 2008. The S&P 500 Index advanced 15.1% to 1,257, while the Nasdaq Composite moved up 18.2% to 2,662. Small cap stocks experienced even stronger gains for the year as investors began to move into higher risk assets.
     During the twelve month period, the Russell 2000 Growth (up 29.1%) outperformed the Russell 2000 Value index (up 24.5%) and all sectors contributed double digit returns. Information Technology and Materials were the strongest sectors over the period (up 34.0% each), followed by Energy (up 33.4%). Telecommunication Services, while positive, contributed the least (up 12.7%), followed by Utilities (up 16.5%) and Health Care (up 17.1%).
     Over the period, Isilon Systems (Information Technology) was the top performer (up 393.4%) while Great Atlantic & Pacific Tea Co. (Consumer Staples) was the top detractor (down 96.4%).
Portfolio Strategy
     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index

Performance Overview
American Beacon Small Cap Index FundSM
December 31, 2010 (Unaudited)
Top Ten Holdings

% of
Equities*
Riverbed Technology Inc	0.4%
Tibco Software, Inc	0.3%
Verifone Systems Inc	0.3%
Brigham Exploration Co	0.3%
Deckers Outdoor Corp	0.3%
Sothebys	0.3%
Rackspace Hosting Inc	0.3%
Nordson Corp	0.3%
Baldor Electric Co	0.2%
Hecla Mining Co	0.2%

*	Percent of equity portion of Master Small Cap Index Series
Sector Allocation

% of Equities*
Financials	20.6%
Information Technology	18.5%
Industrials	15.8%
Consumer Discretionary	13.7%
Health Care	12.5%
Energy	6.4%
Materials	5.7%
Utilities	3.0%
Consumer Staples	3.0%
Telecommunications	1.0%

*	Percent of equity portion of Master Small Cap Index Series

Performance Overview
American Beacon International Equity Index FundSM
December 31, 2010 (Unaudited)
     For the twelve months ended December 31, 2010, the Institutional Class of the American Beacon International Equity Index Fund (the “Fund”) posted a total return of 7.57%, underperforming the MSCI EAFE Index (the “Index”) return of 7.75% and the Lipper International Funds Index return of 11.03%.
Comparison of Change in Value
of a $10,000 Investment
For the Period from 12/31/00 through 12/31/10

	Annualized Total Returns			Value of
	Periods Ended 12/31/10			$10,000
	1 Year	5 Years	10 Years	12/31/00-12/31/10
Institutional Class(1,3)	7.57%	2.43%	3.44%	$14,029
Lipper International Funds Index(2)	11.03%	4.02%	4.68%	$15,794
MSCI EAFE Index(2)	7.75%	2.46%	3.50%	$14,133

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

3.	The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.23%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.
Performance Summary provided by Blackrock Investments, LLC
     Over the course of 2010, cyclical stimulus beat out structural problems and stocks continued the choppy advance they began in 2009. The early months of 2010 saw risk assets move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States. Nevertheless, after touching a late summer low, equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the US midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.
     International equities, as represented by the Index, gained 7.8% for the year. Among developed markets, Sweden posted the largest annual gain (up 33.8%), followed by Denmark (up 30.7%), Hong Kong (up 23.2%) and Singapore (up 22.1%), while Greece experienced the most significant loss (down 44.9%), followed by Spain (down 22.0%) and Ireland (down 18.1%).
     On a sector basis, Industrials (up 20.6%) was the leading sector in the Index followed by Consumer Discretionary (up 19.8%) and Materials (up 17.7%), while the Utilities and Financials

Performance Overview
American Beacon International Equity Index FundSM December 31, 2010 (unaudited)
sectors (down 4.9% and 1.6%, respectively) were the leading detractors.
     Over the period, Isuzu Motors Ltd. (up 148.4%) was the top performer while Japan Airlines (down 97.0%) was the top detractor for the time the Fund owned the security.
Portfolio Strategy
     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.
Top Ten Holdings

% of
Equities*
HSBC Holdings plc	2.3%
Sanofi-Aventis S.A.	2.2%
Novartis AG	2.0%
Siemens AG	2.0%
Royal Dutch Shell plc	1.9%
DBS Group Holdings Ltd.	1.8%
GlaxoSmithKline plc	1.5%
UBS AG	1.5%
Vodafone Group plc	1.5%
Roche Holding Ltd.	1.6%

*	Percent of Master International Index Series
Sector Allocation

% of Equities*
Financials	22.6%
Industrials	16.1%
Consumer Discretionary	12.8%
Materials	9.7%
Health Care	9.2%
Energy	8.5%
Information Technology	6.5%
Telecommunication Services	6.2%
Consumer Staples	5.6%
Utilities	2.8%

*	Percent of equity portion of Master International Index Series
Country Allocation
Country Allocation

% of
Equities*
United Kingdom	22.4%
Japan	17.5%
France	11.2%
Switzerland	8.9%
Germany	8.7%
Netherlands	6.0%
Singapore	3.1%
Spain	3.1%
Italy	2.9%
Hong Kong/China	2.7%
South Korea	2.4%
Norway	2.1%
Sweden	1.8%
Australia	1.7%
Canada	1.3%
Finland	0.9%
Israel	0.7%
Ireland	0.7%
Portugal	0.6%
Belgium	0.5%
Greece	0.4%
Denmark	0.2%
Austria	0.2%

*	Percent of equity portion of Master International Index Series

Fund Expenses
December 31, 2010 (Unaudited)
Fund Expense Example
     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.
Actual Expenses
     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Actual

			International
Institutional Class	S&P 500 Index	Small Cap Index	Equity Index
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,231.77	$1,294.96	$1,251.80
Expenses Paid During Period* 7/1/10 — 12/31/10	$0.73	$1.04	$1.02
Annualized Expense Ratio	0.13%	0.18%	0.18%

Investor Class	S&P 500 Index
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,229.24
Expenses Paid During Period* 7/1/10 — 12/31/10	$3.37
Annualized Expense Ratio	0.60%
Hypothetical Example for Comparison Purposes
     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.
Hypothetical

			International
Institutional Class	S&P 500 Index	Small Cap Index	Equity Index
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,024.55	$1,024.30	$1,024.30
Expenses Paid During Period* 7/1/10 — 12/31/10	$0.66	$0.92	$0.92
Annualized Expense Ratio	0.13%	0.18%	0.18%

Investor Class	S&P 500 Index
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,022.18
Expenses Paid During Period* 7/1/10 — 12/31/10	$3.06
Annualized Expense Ratio	0.60%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

American Beacon Funds
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of
American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American
Beacon Small Cap Index Fund:
We have audited the accompanying statements of assets and liabilities of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas
March 1, 2011

American Beacon Funds
Statements of Assets and Liabilities
December 31, 2010 (in thousands, except share and per share amounts)

			International
	S&P 500 Index Fund	Small Cap Index Fund	Equity Index Fund
Assets:
Investment in Portfolio, at value	$398,510	$92,573	$325,555
Receivable for fund shares sold	786	568	564
Prepaid expenses	48	15	26

Total assets	399,344	93,156	326,145

Liabilities:
Payable for fund shares redeemed	4	1	2
Administrative service and service fees payable (Note 2)	23	3	12
Printing fees payable	—	—	12
Professional fees payable	10	11	12
Sub-administration fees payable	—	2	39
Transfer agent fees payable	6	—	5
Trustee fees payable	2	—	1
Other liabilities	—	1	7

Total liabilities	45	18	90

Net Assets	$399,299	$93,138	$326,055

Analysis of Net Assets:
Paid-in-capital	381,859	112,791	373,056
Undistributed net investment income (expense)	325	(3)	(82)
Accumulated net realized gain (loss)	(76,076)	(19,386)	(37,933)
Unrealized net appreciation (depreciation) of investments and futures contracts	93,191	(264)	(8,986)

Net assets	$399,299	$93,138	$326,055

Shares outstanding (no par value):
Institutional Class	22,352,477	7,370,209	33,041,398

Investor Class	1,049,102	—	—

Net asset value, offering and redemption price per share:
Institutional Class	$17.07	$12.64	$9.87

Investor Class	$16.88	$—	$—

See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds
Statements of Operations
Year ended December 31, 2010 (in thousands)

			International
	S&P 500 Index Fund	Small Cap Index Fund	Equity Index Fund
Investment Income (expense)Allocated From Portfolio:
Dividend income	$7,116	$971	$7,799
Interest income	13	4	2
Securities lending income	—	40	—
Portfolio expenses	(158)	(56)	(272)
Other income	—	—	2

Net investment income allocated from Portfolio	6,971	959	7,531

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	165	36	136
Investor Class	51	—	—
Sub-administrative service fees (Note 2):
Institutional Class	—	3	48
Transfer agent fees:
Institutional Class	18	4	19
Investor Class	4	—	—
Custody and accounting fees	8	9	13
Professional fees	31	17	30
Registration fees	32	—	1
Service fees — Investor Class (Note 2)	51	—	—
Printing	1	—	15
Trustee fees	24	4	21
Insurance	10	1	7
Other expenses	13	3	10

Total fund expenses	408	77	300

Net investment income	6,563	882	7,231

Realized and Unrealized Gain (Loss) Allocated From Master Portfolio
Net realized gain (loss) from:
Investments	3,849	(2,732)	(6,814)
Foreign currency transactions	—	14	(233)
Futures contracts	1,052	(146)	(512)
Change in net unrealized appreciation or depreciation of:
Investments	39,250	3,734	20,512
Foreign currency transactions	—	—	(1,070)
Futures contracts	(11)	10	3,673

Net gain on investments	44,140	880	15,556

Net increase in net assets resulting from operations	$50,703	$1,762	$22,787

See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds
Statements of Changes in Net Assets (in thousands)

					International Equity Index
	S&P 500 Index Fund		Small Cap Index Fund		Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,563	$6,450	$882	$396	$7,231	$6,171
Net realized gain (loss) on investments, foreign currency, and futures contracts	4,901	(14,452)	(2,864)	(1,771)	(7,559)	6,591
Change in net unrealized appreciation or depreciation of investments and futures contracts	39,239	78,871	3,744	9,739	23,115	45,505

Net increase in net assets resulting from operations	50,703	70,869	1,762	8,364	22,787	58,267

Distributions to Shareholders:
Net investment income:
Institutional Class	(6,796)	(5,395)	(894)	(397)	(7,040)	(6,410)
Investor Class	(318)	(325)	—	—	—	—
Tax return of Capital:
Institutional Class	—	—	(104)	(54)	—	—

Total distributions to shareholders	(7,114)	(5,720)	(998)	(451)	(7,040)	(6,410)

Capital Share Transactions:
Proceeds from sales of shares	63,163	71,955	132,393	10,774	83,813	180,859
Reinvestment of dividends and distributions	7,107	5,714	998	451	7,040	6,409
Cost of shares redeemed	(53,796)	(41,080)	(80,975)	(10,732)	(60,655)	(144,875)

Net increase in net assets from capital share transactions	16,474	36,589	52,416	493	30,198	42,393

Net increase in net assets	60,063	101,738	53,180	8,406	45,945	94,250

Net Assets:
Beginning of period	339,236	237,498	39,958	31,552	280,110	185,860

End of Period *	$399,299	$339,236	$93,138	$39,958	$326,055	$280,110

*Includes undistributed net investment income (loss) of	$325	$888	$(3)	$—	$(82)	$(84)

See accompanying notes
See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds
Notes to Financial Statements
December 31, 2010
1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”) which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
          Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

		% of Portfolio
		Held by Fund at
American Beacon:	Portfolios:	December 31, 2010
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	19.0%
Small Cap Index Fund	Master Small Cap Index Series	27.5%
International Equity Index Fund	Master International Index Series	35.3%
          The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.
          The following is a summary of the significant accounting policies followed by the Funds.
     Class Disclosure
          The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary
          Administrative service fees and service fees vary amongst the classes as described more fully in footnote 2.
Security Valuation and Valuation Inputs
          Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value the securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

American Beacon Funds
Notes to Financial Statements
December 31, 2010
Level 3 — Prices determined using significant unobservable inputs. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          At December 31, 2010, the Funds’ investments in the Portfolios were classified as Level 2. Valuation of securities by each Portfolio as well as the inputs used to value the Portfolios’ net assets is discussed in the Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.
     Investment Income
          Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.
     Dividends to Shareholders
          Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.
     Allocation of Income, Expenses, Gains and Losses
          Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     Valuation of Shares
          The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.
     Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
     Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon Funds
Notes to Financial Statements
December 31, 2010
2. Fees and Transactions with Affiliates
     Administrative Services Agreement
          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.
     Service Plans
          The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.
     Sub-administration Agreement
          The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.
3. Federal Income and Excise Taxes
          It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.
          The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
          The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows (in thousands):

American Beacon Funds
Notes to Financial Statements
December 31, 2010

	S&P 500 Index		Small Cap Index		International Equity Index
	Year	Year	Year	Year	Year	Year
	Ended December 31,	Ended December 31,	Ended December 31,	Ended December 31,	Ended December 31,	Ended December 31,
	2010	2009	2010	2009	2010	2009
Distributions paid from:
Ordinary income:
Institutional Class	$6,796	$5,395	$894	$397	$7,040	$6,410
Investor Class	318	325	—	—	—	—
Return of Capital:
Institutional Class	—	—	104	54	—	—

Total taxable distributions	$7,114	$5,720	$998	$451	$7,040	$6,410

          As of December 31, 2010, the components of distributable earnings on a tax basis we as follows (in thousands):

	S&P 500 Index	Small Cap	Int’l Equity Index
	Fund	Index Fund	Fund
Cost basis of investments for federal income tax purposes	$330,913	$93,991	$343,306

Unrealized appreciation	103,704	128	35,589
Unrealized depreciation	(36,107)	(1,546)	(53,340)

Net unrealized depreciation	67,597	(1,418)	(17,751)

Undistributed ordinary income	230	—	437
Capital and other accumulated losses	(50,296)	(18,235)	(29,674)
Other temporary differences	(91)	—	(13)

Distributable earnings	$17,440	$(19,653)	$(47,001)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/ (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains/ (losses) on investments in passive foreign investment companies.
          Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, futures, foreign currency, sales of investments in passive foreign investment companies, dividend reclassifications and partnership transactions that have been reclassified as of December 31, 2010 (in thousands):

	S&P 500 Index	Small Cap	Int’l Equity Index
	Fund	Index Fund	Fund
Paid-in-capital	$(5,735)	$5,342	$(1,903)
Undistributed net investment income	(12)	113	(189)
Accumulated net realized gain/(loss)	5,746	(5,455)	2,091
Unrealized appreciation (depreciation) of investments, futures contracts, and foreign currency	1	—	1
          At December 31, 2010 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

American Beacon Funds
Notes to Financial Statements
December 31, 2010

Fund	2011	2012	2013	2014	2015	2016	2017	2018	Total
S&P 500 Index Fund	$635	$1,060	$2,311	$286	$—	$11,180	$28,055	$4,954	$48,481
Small Cap Index Fund	—	—	—	—	—	—	$9,383	$8,852	$18,235
International Equity Index Fund	—	—	—	—	—	$9,746	$13,890	$5,040	$28,676
          The S&P 500 Index Fund had $7,852 of expired capital loss carryovers (in thousands) for the year ended December 31, 2010.
          Net capital and foreign currency losses incurred after October 31, 2010 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2010 (in thousands), the S&P 500 Index Fund deferred $1,814 of capital losses and the International Equity Index Fund deferred $42 of foreign currency losses and $778 of capital losses to January 1, 2011.
4. Capital Share Transactions
          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):
Year ended December 31, 2010

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	3,124	$48,883	950	$14,280
Reinvestment of dividends	431	6,796	20	311
Shares redeemed	(2,126)	(32,615)	(1,405)	(21,181)

Net increase (decrease) in shares outstanding	1,429	$23,064	(435)	$(6,590)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	11,348	$132,393
Reinvestment of dividends	78	998
Shares redeemed	(8,030)	(80,975)

Net increase in shares outstanding	3,396	$52,416

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	8,974	$83,813
Reinvestment of dividends	718	7,040
Shares redeemed	(6,519)	(60,655)

Net increase in shares outstanding	3,173	$30,198

Year ended December 31, 2009

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	4,250	$54,132	1,580	$17,823
Reinvestment of dividends	416	5,395	26	319
Shares redeemed	(2,132)	(26,685)	(1,193)	(14,395)

Net increase in shares outstanding	2,534	$32,842	413	$3,747

American Beacon Funds
Notes to Financial Statements
December 31, 2010

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	1,305	$10,774
Reinvestment of dividends	45	451
Shares redeemed	(1,321)	(10,732)

Net increase in shares outstanding	29	$493

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	20,666	$180,859
Reinvestment of dividends	691	6,409
Shares redeemed	(16,414)	(144,875)

Net increase in shares outstanding	4,943	$42,393

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American Beacon S&P 500 Index FundSM
Financial Highlights
(For a share outstanding throughout each period)

	Institutional Class
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.15	$12.21	$19.85	$19.19	$16.90

Income from investment operations:
Net investment income:A	0.29	0.30	0.35	0.39	0.34	B
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	1.95	2.91	(7.64)	0.65	2.29

Total income (loss) from investment operations	2.24	3.21	(7.29)	1.04	2.63

Less distributions:
Dividends from net investment income	(0.32)	(0.27)	(0.35)	(0.38)	(0.34)

Total distributions	(0.32)	(0.27)	(0.35)	(0.38)	(0.34)

Net asset value, end of period	$17.07	$15.15	$12.21	$19.85	$19.19

Total returnC	14.96%	26.70%	(37.08)%	5.39%	15.69%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$381,592	$316,975	$224,583	$271,746	$223,008
Ratios to average net assets (annualized):A
Net investment income	1.90%	2.39%	2.23%	1.89%	1.85%
Expenses, including expenses allocated from the master portfolio	0.13%	0.15%	0.13%	0.13%	0.14%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

B	Based on average shares outstanding.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

Investor Class
Year Ended December 31,
2010	2009	2008	2007	2006
$15.00	$12.06	$19.60	$18.97	$16.69

0.15	0.33	0.33	0.31	0.23	B

1.99	2.80	(7.60)	0.62	2.27

2.14	3.13	(7.27)	0.93	2.50

(0.26)	(0.19)	(0.27)	(0.30)	(0.22)

(0.26)	(0.19)	(0.27)	(0.30)	(0.22)

$16.88	$15.00	$12.06	$19.60	$18.97

14.43%	26.26%	(37.35)%	4.88%	15.09%

$17,707	$22,261	$12,915	$18,430	$16,056

1.42%	2.01%	1.73%	1.38%	1.37%

0.60%	0.60%	0.62%	0.63%	0.61%

American Beacon Small Cap Index FundSM
Financial Highlights
(For a share outstanding throughout each period)

	Institutional Class
	Year Ended December 31,
	2010		2009		2008		2007		2006
Net asset value, beginning of period	$10.06		$8.00		$13.51		$14.89		$12.78

Income from investment operations:
Net investment incomeA	0.13		0.10		0.18		0.32		0.17
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	2.59		2.08		(4.78)		(0.53)		2.11

Total income (loss) from investment operations	2.72		2.18		(4.60)		(0.21)		2.28

Less distributions:
Dividends from net investment income	(0.13)		(0.11)		(0.17)		(0.31)		(0.17)
Distributions from net realized gains on investments	—		—		(0.61)		(0.80)		—
Tax return of capital	(0.01	)B	(0.01	)B	(0.13	)B	(0.06	)B	—

Total distributions	(0.14)		(0.12)		(0.91)		(1.17)		(0.17)

Net asset value, end of period	$12.64		$10.06		$8.00		$13.51		$14.89

Total returnC	27.05%		27.21%		(33.58)%		(1.63)%		17.85%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$93,138		$39,958		$31,552		$52,325		$151,878
Ratios to average net assets (annualized):A
Net investment income	1.21%		1.18%		1.54%		1.49%		1.49%
Expenses, including expenses allocated from the master portfolio	0.18%		0.23%		0.20%		0.20%		0.18%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

American Beacon International Equity Index FundSM
Financial Highlights
(For a share outstanding throughout each period)

	Institutional Class
	Year Ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.38	$7.46	$13.37	$12.76		$10.33

Income from investment operations:
Net investment incomeA	0.22	0.21	0.39	0.51		0.23
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	0.49	1.93	(6.00)	0.86		2.50

Total income (loss) from investment operations	0.71	2.14	(5.61)	1.37		2.73

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.30)	(0.53)		(0.23)
Distributions from net realized gains on investments	—	—	—	(0.22)		(0.07)
Tax return of capital	—	—	—	(0.01	)B	—

Total distributions	(0.22)	(0.22)	(0.30)	(0.76)		(0.30)

Net asset value, end of period	$9.87	$9.38	$7.46	$13.37		$12.76

Total returnC	7.57%	28.72%	(41.85)%	10.68%		26.52%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$326,055	$280,110	$185,860	$267,293		$162,113
Ratios to average net assets (annualized):A
Net investment income	2.66%	2.66%	3.58%	2.96%		2.44%
Expenses, including expenses allocated from the master portfolio	0.21%	0.23%	0.19%	0.19%		0.22%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.

B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

C	May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions.

American Beacon Funds
Privacy Policy and Federal Tax Information
For the Year Ended December 31, 2010 (Unaudited)
Privacy Policy
          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.
          We may collect nonpublic personal information about you from one or more of the following sources:
•	information we receive from you on applications or other forms;
•	information about your transactions with us or our service providers; and
•	information we receive from third parties.
          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.
          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.
Federal Tax Information
          We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.
          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2010, which is designated as qualifying for the dividends-received deduction, is as follows:

S&P 500 Index Fund	97.84%
Small Cap Index Fund	85.75%
International Equity Index Fund	0.00%
     For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2010, which designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

S&P 500 Index Fund	100.00%
Small Cap Index Fund	91.48%
International Equity Index Fund	100.00%

Trustees and Officers of the American Beacon Funds
(Unaudited)
          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present)

NON-INTERESTED TRUSTEES	Term
W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Fund (2004-Present); Trustee, American Beacon Select Fund (2004-Present)

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, Baylor Health Care System Foundation (2007-Present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)
Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds, (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

R. Gerald Turner (64)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee American Beacon Mileage Funds (2001-Present); Trustee American Beacon Select Funds (2001-Present)

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

OFFICERS
Term
One Year

William F. Quinn (62)	Executive Vice President from 2007 to 2008 and 2009-Present President from 1987 to 2007 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President(1999-2007, 2008-2009), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-2009)

Gene L. Needles, Jr. (55)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004)

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt L. Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009)

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present); Controller (2005-2009); Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice President, Board of Trustees (2008-Present), Trustee (2006-2008) The Down Syndrome Guild of Dallas

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007)

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s sub-advisors.

State Street Equity 500 Index
Portfolio Portfolio of Investments
December 31, 2010

		Market
		Value
	Shares	(000)
COMMON STOCKS — 93.1%
Consumer Discretionary — 10.3%
Abercrombie & Fitch Co. Class A	15,046	$867
Amazon.Com, Inc.(a)	60,592	10,907
Apollo Group, Inc. Class A(a)	21,729	858
AutoNation, Inc.(a)	9,763	275
AutoZone, Inc.(a)	4,664	1,271
Bed Bath & Beyond, Inc.(a)	44,245	2,175
Best Buy Co., Inc.	56,419	1,935
Big Lots, Inc.(a)	12,727	388
Cablevision Systems Corp.	41,000	1,387
CarMax, Inc.(a)	38,400	1,224
Carnival Corp.	73,550	3,391
CBS Corp. Class B	116,303	2,216
Coach, Inc.	50,628	2,800
Comcast Corp. Class A	476,748	10,474
D.R. Horton, Inc.	47,976	572
Darden Restaurants, Inc.	24,588	1,142
DeVry, Inc.	10,400	499
Direct TV. Class A(a)	142,477	5,689
Discovery Communications, Inc. Class A(a)	48,600	2,027
eBay, Inc.(a)	196,003	5,455
Expedia, Inc.	34,515	866
Family Dollar Stores, Inc.	21,658	1,077
Ford Motor Co.(a)	640,198	10,749
Fortune Brands, Inc.	26,045	1,569
GameStop Corp. Class A(a)	26,800	613
Gannett Co., Inc.	42,074	635
Gap, Inc.	75,098	1,663
Genuine Parts Co.	26,909	1,381
Goodyear Tire & Rubber Co.(a)	42,357	502
H&R Block, Inc.	52,715	628
Harley-Davidson, Inc.	40,201	1,394
Harman International Industries, Inc.(a)	12,621	584
Hasbro, Inc.	23,225	1,096
Home Depot, Inc.	280,012	9,817
Host Hotels & Resorts, Inc.	113,821	2,034
International Game Technology	53,619	948
Interpublic Group of Cos., Inc.(a)	83,894	891
JC Penney Co., Inc.	40,010	1,293
Johnson Controls, Inc.	115,186	4,400
Kohl’s Corp.(a)	49,933	2,713
Lennar Corp. Class A	25,931	486
Limited Brands	46,067	1,416
Lowe’s Cos., Inc.	235,762	5,913
Macy’s, Inc.	72,323	1,830
Marriot International, Inc. Class A	49,150	2,042
Mattel, Inc.	61,276	1,558
McDonald’s Corp.	180,525	13,857
McGraw-Hill, Inc.	52,466	1,910
Meredith Corp.	6,189	214
NetFlix, Inc.(a)	7,400	1,300
Newell Rubbermaid, Inc.	50,693	922
News Corp. Class A	390,209	5,681
NIKE, Inc. Class B	65,352	5,582
Nordstrom, Inc.	29,533	1,252
O’Reilly Automotive, Inc.(a)	24,600	1,486
Omnicom Group, Inc.	51,441	2,356
Polo Ralph Lauren Corp.	11,115	1,233
Priceline.com, Inc.(a)	8,390	3,352
Pulte Homes, Inc.(a)	54,705	411
Radioshack Corp.	20,103	372
Ross Stores, Inc.	20,600	1,303
Scripps Networks Interactive, Inc. Class A	15,435	799
Sears Holdings Corp.(a)	7,474	551
Snap-On, Inc.	9,212	521
Stanley Black & Decker, Inc.	28,307	1,893
Staples, Inc.	123,533	2,813
Starbucks Corp.	126,661	4,070
Starwood Hotels & Resorts Worldwide, Inc.	32,547	1,978
Target Corp.	121,016	7,277
Tiffany & Co.	21,580	1,344
Time Warner Cable, Inc.	60,771	4,013
Time Warner, Inc.	189,591	6,099
TJX Cos., Inc.	67,606	3,001
Urban Outfitters, Inc.(a)	22,000	788
V.F. Corp.	14,793	1,275
Viacom, Inc. Class B	103,322	4,093
Walt Disney Co.	323,545	12,136
Washington Post Co. Class B	960	422
Whirlpool Corp.	12,961	1,151
Wyndham Worldwide Corp.	29,699	890
Wynn Resorts, Ltd.	12,900	1,340
Yum! Brands, Inc.	80,092	3,928

		215,263

Consumer Staples — 9.8%
Altria Group, Inc.	356,799	8,784
Archer-Daniels-Midland Co.	109,124	3,282
Avon Products, Inc.	73,360	2,132
Brown-Forman Corp. Class B	17,755	1,236
Campbell Soup Co.	34,065	1,184
Clorox Co.	23,843	1,509
Coca-Cola Co.	396,811	26,098
Coca-Cola Enterprises, Inc.	57,901	1,449
Colgate-Palmolive Co.	82,501	6,631
ConAgra Foods, Inc.	75,175	1,697
Constellation Brands, Inc. Class A(a)	29,326	650
Costco Wholesale Corp.	73,889	5,335
CVS Caremark Corp.	232,232	8,075
Dean Foods Co.(a)	33,458	296
Dr Pepper Snapple Group, Inc.	38,800	1,364
Estee Lauder Cos., Inc. Class A	19,452	1,570
General Mills, Inc.	109,364	3,892
H.J. Heinz Co.	54,769	2,709
Hormel Foods Corp.	11,800	605
Kellogg Co.	43,435	2,219
Kimberly-Clark Corp.	69,700	4,394
Kraft Foods, Inc. Class A	298,509	9,406
Kroger Co.	108,976	2,437
Lorillard, Inc.	25,561	2,097
McCormick & Co., Inc.	22,753	1,059
Molson Coors Brewing Co., Class B	27,062	1,358
PepsiCo, Inc.	270,854	17,695
Philip Morris International, Inc.	309,999	18,144
Procter & Gamble Co.	478,319	30,770
Reynolds American, Inc.	57,774	1,885
Safeway, Inc.	64,364	1,448
Sara Lee Corp.	109,234	1,913
SuperValu, Inc.	34,848	336
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Portfolio of Investments — (continued)
December 31, 2010

		Market
		Value
	Shares	(000)
COMMON STOCKS — (continued)
Consumer Staples — (continued)
Sysco Corp.	100,009	$2,940
The Hershey Company	27,282	1,286
The J.M. Smucker Co.	20,460	1,343
Tyson Foods, Inc., Class A	51,235	882
Wal-Mart Stores, Inc.	334,802	18,056
Walgreen Co.	158,218	6,164
Whole Foods Market, Inc.(a)	25,533	1,292

		205,622

Energy — 11.2%
Anadarko Petroleum Corp.	84,726	6,453
Apache Corp.	65,325	7,789
Baker Hughes, Inc.	73,673	4,212
Cabot Oil & Gas Corp.	17,300	655
Cameron International Corp.(a)	41,400	2,100
Chesapeake Energy Corp.	111,782	2,896
Chevron Corp.(b)	343,846	31,376
ConocoPhillips	251,030	17,095
Consol Energy, Inc.	38,573	1,880
Denbury Resources, Inc.(a)	69,800	1,332
Devon Energy Corp.	73,851	5,798
Diamond Offshore Drilling, Inc.	11,900	796
El Paso Corp.	120,292	1,655
EOG Resources, Inc.	43,417	3,969
EQT Corp.	25,500	1,143
ExxonMobil Corp.(b)	861,647	63,004
FMC Technologies, Inc.(a)	20,500	1,823
Halliburton Co.	155,434	6,346
Helmerich & Payne, Inc.	18,600	902
Hess Corp.	51,301	3,926
Marathon Oil Corp.	121,277	4,491
Massey Energy Co.	17,500	939
Murphy Oil Corp.	33,441	2,493
Nabors Industries, Ltd.(a)	48,204	1,131
National Oilwell Varco, Inc.	71,657	4,819
Newfield Exploration Co.(a)	22,900	1,651
Noble Energy, Inc.	29,910	2,575
Occidental Petroleum Corp.	138,844	13,620
Peabody Energy Corp.	46,124	2,951
Pioneer Natural Resources Co.	19,800	1,719
QEP Resources, Inc.	29,968	1,088
Range Resources Corp.	27,400	1,232
Rowan Cos., Inc.(a)	19,620	685
Schlumberger, Ltd.	233,158	19,469
Southwestern Energy Co.(a)	59,300	2,220
Spectra Energy Corp.	110,798	2,769
Sunoco, Inc.	20,384	822
Tesoro Corp.(a)	26,365	489
Valero Energy Corp.	96,709	2,236
Williams Cos., Inc.	99,968	2,471

		235,020

Financials — 15.3%
ACE Ltd.	58,000	3,611
AFLAC, Inc.	80,490	4,542
Allstate Corp.	92,006	2,933
American Express Co.	178,964	7,681
American International Group, Inc.(a)	24,133	1,391

Ameriprise Financial, Inc.	42,407	2,441
AON Corp.	56,347	2,593
Apartment Investment & Management Co. Class A	21,052	544
Assurant, Inc.	18,231	702
AvalonBay Communities, Inc.	14,598	1,643
Bank of America Corp.	1,723,371	22,990
Bank of New York Mellon Corp.	211,985	6,402
BB&T Corp.	118,570	3,117
Berkshire Hathaway, Inc. Class B(a)	295,703	23,689
Boston Properties, Inc.	23,967	2,064
Capital One Financial Corp.	78,063	3,322
CB Richard Ellis Group, Inc. Class A(a)	47,275	968
Charles Schwab Corp.	169,493	2,900
Chubb Corp.	52,075	3,106
Cincinnati Financial Corp.	27,114	859
Citigroup, Inc.(a)(b)	4,964,002	23,480
CME Group, Inc.	11,491	3,697
Comerica, Inc.	30,144	1,273
Developers Diversified Realty Corp.	1,532	22
Discover Financial Services	93,105	1,725
E*Trade Financial Corp.(a)	33,931	543
Equity Residential	48,557	2,523
Federated Investors, Inc. Class B	14,870	389
Fifth Third Bancorp	136,116	1,998
First Horizon National Corp.(a)	46,056	543
Franklin Resources, Inc.	24,880	2,767
Genworth Financial, Inc. Class A(a)	83,951	1,103
Goldman Sachs Group, Inc.	87,334	14,686
Hartford Financial Services Group, Inc.	75,997	2,013
HCP, Inc.	55,100	2,027
Health Care REIT, Inc.	20,800	991
Hudson City Bancorp, Inc.	89,992	1,146
Huntington Bancshares, Inc.	118,556	814
IntercontinentalExchange, Inc.(a)	12,480	1,487
Invesco Ltd.	79,000	1,901
J.P. Morgan Chase & Co.	668,015	28,337
Janus Capital Group, Inc.	31,407	407
KeyCorp	150,475	1,332
Kimco Realty Corp.	71,369	1,287
Legg Mason, Inc.	26,842	974
Leucadia National Corp.	33,636	981
Lincoln National Corp.	54,092	1,504
Loews Corp.	54,031	2,102
M & T Bank Corp.	20,437	1,779
Marsh & McLennan Cos., Inc.	92,853	2,539
Marshall & Ilsley Corp.	86,593	599
Mastercard, Inc. Class A	16,500	3,698
MetLife, Inc.	154,896	6,884
Moody’s Corp.	34,766	923
Morgan Stanley	258,530	7,035
NASDAQ OMX Group, Inc.(a)	25,400	602
Northern Trust Corp.	41,406	2,294
NYSE Euronext	44,600	1,337
Paychex, Inc.	55,738	1,723
People’s United Financial, Inc.	63,000	883
PNC Financial Services Group, Inc.	89,817	5,454
Principal Financial Group, Inc.	54,791	1,784
See Notes to Financial Statements.

State Street Equity 500 Index
Portfolio Portfolio of Investments — (continued)
December 31, 2010

		Market
		Value
	Shares	(000)
COMMON STOCKS — (continued)
Financials — (continued)
Progressive Corp.	113,401	$2,253
ProLogis	88,691	1,281
Prudential Financial, Inc.	82,939	4,869
Public Storage, Inc.	23,887	2,423
Regions Financial Corp.	214,589	1,502
Simon Property Group, Inc.	50,015	4,976
SLM Corp.(a)	82,954	1,044
State Street Corp.(c)	85,825	3,977
SunTrust Banks, Inc.	85,418	2,521
T. Rowe Price Group, Inc.	43,775	2,825
Torchmark Corp.	13,721	820
Total System Services, Inc.	27,675	426
Travelers Cos., Inc.	78,404	4,368
U.S. Bancorp	327,752	8,839
Unum Group	54,229	1,313
Ventas, Inc.	26,800	1,406
Visa, Inc.	83,300	5,863
Vornado Realty Trust	27,814	2,318
Wells Fargo Co.	896,849	27,793
Western Union Co.	112,085	2,081
XL Capital, Ltd. Class A	55,268	1,206
Zions Bancorp	30,453	738

		321,926

Health Care — 9.9%
Abbott Laboratories	264,106	12,653
Aetna, Inc.	68,350	2,085
Allergan, Inc.	52,592	3,612
AmerisourceBergen Corp.	47,186	1,610
Amgen, Inc.(a)	161,436	8,863
Baxter International, Inc.	99,561	5,040
Becton, Dickinson & Co.	39,297	3,321
Biogen Idec, Inc.(a)	40,731	2,731
Boston Scientific Corp.(a)	259,734	1,966
Bristol-Myers Squibb Co.	292,516	7,746
C.R. Bard, Inc.	15,897	1,459
Cardinal Health, Inc.	59,657	2,285
CareFusion Corp.(a)	31,178	801
Celgene Corp.(a)	80,418	4,756
Cephalon, Inc.(a)	13,300	821
Cerner Corp.(a)	11,700	1,108
CIGNA Corp.	47,096	1,727
Coventry Health Care, Inc.(a)	26,203	692
DaVita, Inc.(a)	16,600	1,154
Dentsply International, Inc.	24,300	830
Eli Lilly & Co.	173,375	6,075
Express Scripts, Inc.(a)	90,098	4,870
Forest Laboratories, Inc.(a)	48,802	1,561
Genzyme Corp.(a)	44,292	3,154
Gilead Sciences, Inc.(a)	138,699	5,026
Hospira, Inc.(a)	29,203	1,626
Humana, Inc.(a)	28,807	1,577
Intuitive Surgical, Inc.(a)	6,700	1,727
Johnson & Johnson	469,249	29,023
Laboratory Corp. of America Holdings(a)	17,422	1,532
Life Technologies Corp.(a)	31,887	1,770
McKesson Corp.	43,255	3,044
Mead Johnson Nutrition Co.	34,918	2,174
Medco Health Solutions, Inc.(a)	72,568	4,446
Medtronic, Inc.	184,578	6,846
Merck & Co., Inc.	526,470	18,974
Mylan, Inc.(a)	74,409	1,572
Patterson Cos., Inc.	16,494	505
Pfizer, Inc.	1,368,711	23,966
Quest Diagnostics, Inc.	24,200	1,306
St. Jude Medical, Inc.(a)	59,626	2,549
Stryker Corp.	58,389	3,135
Tenet Healthcare Corp.(a)	73,370	491
UnitedHealth Group, Inc.	187,996	6,789
Varian Medical Systems, Inc.(a)	20,560	1,424
Watson Pharmaceuticals, Inc.(a)	21,446	1,108
Wellpoint, Inc.(a)	67,238	3,823
Zimmer Holdings, Inc.(a)	33,752	1,812

		207,165

Industrials — 10.5%
3M Co.	122,172	10,543
Amphenol Corp. Class A	29,800	1,573
Avery Dennison Corp.	18,488	783
Boeing Co.	125,388	8,183
Caterpillar, Inc.	108,479	10,160
CH Robinson Worldwide, Inc.	28,361	2,274
Cintas Corp.	21,588	604
CSX Corp.	63,938	4,131
Cummins, Inc.	33,758	3,714
Danaher Corp.	91,672	4,324
Deere & Co.	72,437	6,016
Dover Corp.	31,895	1,864
Eaton Corp.	28,795	2,923
Emerson Electric Co.	128,648	7,355
Equifax, Inc.	22,083	786
Expeditors International Washington, Inc.	36,320	1,983
Fastenal Co.	25,200	1,510
FedEx Corp.	53,800	5,004
First Solar, Inc.(a)	9,270	1,206
Flir Systems, Inc.(a)	27,100	806
Flowserve Corp.	9,500	1,133
Fluor Corp.	30,560	2,025
General Dynamics Corp.	64,561	4,581
General Electric Co.(b)	1,820,633	33,299
Goodrich Co.	21,445	1,889
Honeywell International, Inc.	133,281	7,085
Illinois Tool Works, Inc.	84,771	4,527
Ingersoll-Rand PLC	55,400	2,609
Iron Mountain, Inc.	32,200	805
ITT Industries, Inc.	31,392	1,636
Jacobs Engineering Group, Inc.(a)	22,300	1,023
L-3 Communications Holdings, Inc.	19,303	1,361
Leggett & Platt, Inc.	24,998	569
Lockheed Martin Corp.	50,452	3,527
Masco Corp.	64,323	814
Monster Worldwide, Inc.(a)	22,609	534
Norfolk Southern Corp.	62,055	3,898
Northrop Grumman Corp.	49,911	3,233
PACCAR, Inc.	62,274	3,576
Pall Corp.	19,709	977
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Portfolio of Investments — (continued)
December 31, 2010

		Market
		Value
	Shares	(000)
COMMON STOCKS — (continued)
Industrials — (continued)
Parker-Hannifin Corp.	27,603	$2,382
Pitney Bowes, Inc.	34,927	845
Precision Castparts Corp.	24,407	3,398
Quanta Services, Inc.(a)	36,800	733
R.R. Donnelley & Sons Co.	36,109	631
Raytheon Co.	62,282	2,886
Republic Services, Inc.	52,503	1,568
Robert Half International, Inc.	26,540	812
Rockwell Automation, Inc.	24,705	1,772
Rockwell Collins, Inc.	26,831	1,563
Roper Industries, Inc.	16,200	1,238
Ryder Systems, Inc.	7,921	417
Southwest Airlines Co.	127,686	1,657
Stericycle, Inc.(a)	14,800	1,198
Textron, Inc.	46,939	1,110
Thermo Fisher Scientific, Inc.(a)	67,924	3,760
Tyco International Ltd.	83,600	3,464
Union Pacific Corp.	84,268	7,808
United Parcel Service, Inc. Class B	168,946	12,262
United Technologies Corp.	157,778	12,420
W.W. Grainger, Inc.	9,969	1,377
Waste Management, Inc.	81,339	2,999

		221,143

Information Technology — 16.5%
Adobe Systems, Inc.(a)	86,957	2,677
Advanced Micro Devices, Inc.(a)	99,186	811
Agilent Technologies, Inc.(a)	59,168	2,451
Akamai Technologies, Inc.(a)	31,124	1,464
Altera Corp.	52,854	1,881
Analog Devices, Inc.	51,069	1,924
AOL, Inc.(a)(d)	1	—
Apple, Inc.(a)	156,784	50,572
Applied Materials, Inc.	228,307	3,208
Autodesk, Inc.(a)	38,876	1,485
Automatic Data Processing, Inc.	84,317	3,902
BMC Software, Inc.(a)	31,221	1,472
Broadcom Corp. Class A	77,859	3,391
CA, Inc.	67,099	1,640
Cisco Systems, Inc.(a)	947,119	19,160
Citrix Systems, Inc.(a)	32,067	2,194
Cognizant Technology Solutions Corp. Class A(a)	51,884	3,803
Computer Sciences Corp.	26,444	1,312
Compuware Corp.(a)	37,450	437
Corning, Inc.	267,076	5,160
Dell, Inc.(a)	286,950	3,888
Dun & Bradstreet Corp.	8,500	698
Electronic Arts, Inc.(a)	56,700	929
EMC Corp.(a)	352,084	8,063
F5 Networks, Inc.(a)	13,800	1,796
Fidelity National Information Services, Inc.	46,577	1,276
Fiserv, Inc.(a)	25,452	1,490
Google, Inc. Class A(a)	42,590	25,297
Harris Corp.	21,900	992
Hewlett-Packard Co.	387,516	16,314
Intel Corp.	953,156	20,045
International Business Machines Corp.	212,242	31,149
Intuit, Inc.(a)	47,763	2,355
Jabil Circuit, Inc.	31,651	636
Juniper Networks, Inc.(a)	89,393	3,300
KLA-Tencor Corp.	28,505	1,101
Lexmark International Group, Inc. Class A(a)	12,642	440
Linear Technology Corp.	39,863	1,379
LSI Corp.(a)	105,362	631
McAfee, Inc.(a)	26,300	1,218
MEMC Electronic Materials, Inc.(a)	36,378	410
Microchip Technology, Inc.	32,489	1,111
Micron Technology, Inc.(a)	146,362	1,174
Microsoft Corp.(b)	1,286,535	35,920
Molex, Inc.	23,305	530
Motorola, Inc.(a)	401,465	3,641
National Semiconductor Corp.	42,096	579
NetApp, Inc.(a)	61,757	3,394
Novell, Inc.(a)	60,120	356
Novellus Systems, Inc.(a)	15,230	492
NVIDIA Corp.(a)	99,256	1,529
Oracle Corp.	661,462	20,704
PerkinElmer, Inc.	21,118	545
QLogic Corp.(a)	17,922	305
QUALCOMM, Inc.	276,411	13,680
Red Hat, Inc.(a)	33,300	1,520
SAIC, Inc.(a)	50,200	796
Salesforce.com, Inc.(a)	20,200	2,666
SanDisk Corp.(a)	40,667	2,028
Symantec Corp.(a)	132,663	2,221
Tellabs, Inc.	63,030	427
Teradata Corp.(a)	28,920	1,190
Teradyne, Inc.(a)	28,149	395
Texas Instruments, Inc.	200,599	6,519
VeriSign, Inc.	29,421	961
Waters Corp.(a)	15,565	1,210
Western Digital Corp.(a)	39,300	1,332
Xerox Corp.	237,001	2,730
Xilinx, Inc.	45,602	1,322
Yahoo!, Inc.(a)	222,719	3,704

		345,332

Materials — 3.6%
Air Products & Chemicals, Inc.	36,609	3,330
Airgas, Inc.	14,300	893
AK Steel Holding Corp.	20,000	327
Alcoa, Inc.	174,549	2,686
Allegheny Technologies, Inc.	17,228	951
Ball Corp.	15,062	1,025
Bemis Co., Inc.	18,462	603
CF Industries Holdings, Inc.	12,150	1,642
Cliffs Natural Resources, Inc.	23,400	1,825
Dow Chemical Co.	198,328	6,771
E.I. Du Pont de Nemours & Co.	156,012	7,782
Eastman Chemical Co.	12,204	1,026
Ecolab, Inc.	39,666	2,000
FMC Corp.	12,600	1,007
Freeport-McMoRan Copper & Gold, Inc. Class B	80,452	9,661
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Portfolio of Investments — (continued)
December 31, 2010

		Market
		Value
	Shares	(000)
COMMON STOCKS — (continued)
Materials — (continued)
International Flavors & Fragrances, Inc.	13,031	$724
International Paper Co.	74,711	2,035
MeadWestvaco Corp.	30,320	793
Monsanto Co.	91,655	6,383
Newmont Mining Corp.	84,206	5,173
Nucor Corp.	53,954	2,364
Owens-Illinois, Inc.(a)	28,000	860
Plum Creek Timber Co., Inc.	27,611	1,034
PPG Industries, Inc.	27,871	2,343
Praxair, Inc.	52,311	4,994
Sealed Air Corp.	27,292	695
Sherwin-Williams Co.	15,296	1,281
Sigma-Aldrich Corp.	20,934	1,393
Titanium Metals Corp.(a)	16,600	285
United States Steel Corp.	24,578	1,436
Vulcan Materials Co.	22,561	1,001
Weyerhaeuser Co.	91,574	1,734

		76,057

Telecommunication Services — 2.9%
American Tower Corp. Class A(a)	68,200	3,522
AT&T, Inc.	1,009,850	29,669
CenturyTel, Inc.	51,773	2,390
Frontier Communications Corp.	169,844	1,653
JDS Uniphase Corp.(a)	38,023	550
MetroPCS Communications, Inc.(a)	44,800	566
Qwest Communications International, Inc.	297,790	2,266
Sprint Nextel Corp.(a)	510,465	2,159
Verizon Communications, Inc.	483,066	17,284
Windstream Corp.	82,613	1,153

		61,212

Utilities — 3.1%
AES Corp.(a)	115,195	1,403
Allegheny Energy, Inc.	28,359	687
Ameren Corp.	40,960	1,155
American Electric Power Co., Inc.	82,052	2,952
CenterPoint Energy, Inc.	72,311	1,137
CMS Energy Corp.	37,956	706
Consolidated Edison, Inc.	49,652	2,461
Constellation Energy Group, Inc.	34,214	1,048
Dominion Resources, Inc.	99,162	4,236
DTE Energy Co.	29,884	1,354
Duke Energy Corp.	226,320	4,031
Edison International	55,719	2,151
Entergy Corp.	30,898	2,188
Exelon Corp.	113,021	4,706
FirstEnergy Corp.	52,107	1,929
Integrys Energy Group, Inc.	13,216	641
NextEra Energy, Inc.	71,021	3,692
Nicor, Inc.	7,800	389
NiSource, Inc.	48,582	856
Northeast Utilities	30,100	960
NRG Energy, Inc.(a)	42,200	825
Oneok, Inc.	18,600	1,032
Pepco Holdings, Inc.	38,400	701
PG&E Corp.	67,026	3,207
Pinnacle West Capital Corp.	18,560	769
PPL Corp.	82,575	2,173
Progress Energy, Inc.	50,081	2,178
Public Service Enterprise Group, Inc.	86,424	2,749
SCANA Corp.	19,300	784
Sempra Energy	40,986	2,151
Southern Co.	143,343	5,480
TECO Energy, Inc.	34,951	622
Wisconsin Energy Corp.	20,100	1,183
Xcel Energy, Inc.	78,651	1,852

		64,388

TOTAL COMMON STOCKS
(Cost $1,230,336)		1,953,128

	Par
	Amount
	(000)
U.S. GOVERNMENT SECURITIES — 0.2%
United States Treasury Bill(b)(e)(f)
0.08% due 01/20/11	$3,765	3,765
United States Treasury Bill(b)(e)(f)
0.11% due 03/10/11	350	350

TOTAL U.S. GOVERNMENT SECURITIES (Cost $4,115)		4,115

	Shares
	(000)
MONEY MARKET FUNDS — 1.6%
AIM Short Term Investment Prime Portfolio	33,049	33,049
Federated Money Market Obligations Trust	576	576

TOTAL MONEY MARKET FUNDS (Cost $33,625)		33,625

TOTAL INVESTMENTS(g)† — 94.9%
(Identified cost $1,268,076)		1,990,868
Other Assets in Excess of Liabilities — 5.1%		107,269

NET ASSETS — 100.0%		$2,098,137

(a)	Non-income producing security.

(b)	All or part of this security has been designated as collateral for futures contracts.

(c)	Affiliated issuer. See table that follows for more information.

(d)	Amount is less than $1,000.

(e)	Rate represents annualized yield at date of purchase.

(f)	Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Portfolio of Investments — (continued)
December 31, 2010
(g)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)
†	See Note 2 of the Notes to Financial Statements.

		Notional	Unrealized
	Number of	Value	Appreciation
	Contracts	(000)	(000)
Schedule of Futures
Contracts S&P 500
Financial Futures
Contracts (long)
Expiration
Date 03/2011	637	$39,366	$542

Total unrealized
appreciation on
open futures
contracts purchased			$542

Affiliate Table
Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2010 is listed in the Portfolio of Investments.

						Income earned
		Shares purchased				for the twelve
		for the twelve	Shares sold for		Value at	months ended	Realized loss
Security	Number of shares	months ended	the twelve months	Number of shares	12/31/2010	12/31/2010	on shares sold
Description	held at 12/31/09	12/31/2010	ended 12/31/2010	held at 12/31/2010	(000)	(000)	(000)
State Street
Corp.	90,925	6,300	11,400	85,825	$3,977	$4	$(225)
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Statement of Assets and Liabilities
December 31, 2010
(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,265,072)	$1,986,891
Investments in non-controlled affiliates at market value (identified cost $3,004) (Note 4)	3,977

Total investments at market value (identified cost $1,268,076)	1,990,868
Cash	2
Receivable for Investment securities sold	104,961
Dividends and interest receivable	2,433

Total assets	2,098,264
Liabilities
Daily variation margin on futures contracts	47
Management fees (Note 4)	80

Total liabilities	127

Net Assets	$2,098,137

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Statement of Operations
Year Ended December 31, 2010
(Amounts in thousands)

Investment Income
Interest	$67
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $2)	38,450
Dividend income — non-controlled affiliated issuer	4

Total investment income	38,521

Expenses
Management fees (Note 4)	853

Total expenses	853

Net Investment Income	$37,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers	$20,628
Investments — non-controlled affiliated issuer	(225)
Futures contracts	5,708

26,111

Net change in net unrealized appreciation (depreciation) on:
Investments	214,090
Futures contracts	(5)

214,085

Net realized and unrealized gain	240,196

Net Increase in Net Assets Resulting from Operations	$277,864

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Statements of Changes in Net Assets
(Amounts in thousands)

	For The Year Ended	For The Year Ended
	December 31, 2010	December 31, 2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$37,668	$38,199
Net realized gain (loss) on investments and futures contracts	26,111	(88,220)
Net change in net unrealized appreciation on investments and futures contracts	214,085	473,395

Net increase in net assets from operations	277,864	423,374

Capital Transactions:
Contributions	241,838	267,641
Withdrawals	(314,951)	(319,837)

Net decrease in net assets from capital transactions	(73,113)	(52,196)

Net Increase in Net Assets	204,751	371,178
Net Assets
Beginning of year	1,893,386	1,522,208

End of year	$2,098,137	$1,893,386

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Financial Highlights
The following table includes selected supplemental data and ratios to average net assets:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$2,098,137	$1,893,386	$1,522,208	$2,422,377	$2,766,696
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.99%	2.28%	2.30%	1.96%	1.94%
Portfolio turnover rate(a)	12%	19%	14%	12%	10%
Total return(b)	15.08%	26.50%	(37.02)%	5.49%	15.75%

(a)	The portfolio turnover rate excludes in-kind security transactions.

(b)	Results represent past performance and are not indicative of future results.
See Notes to Financial Statements.

State Street Equity 500 Index Portfolio
Notes to Financial Statements
December 31, 2010
1. Organization
State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).
At December 31, 2010, the following Portfolios were in operation: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Free Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.
The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
Security valuation — The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.
The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In

State Street Equity 500 Index Portfolio
Notes to Financial Statements (continued)
December 31, 2010
accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.
The three tier hierarchy of inputs is summarized below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2010, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
ASSETS:
INVESTMENTS:
Common Stocks	$1,953,128	$—	$—	$1,953,128
U.S. Government Securities	—	4,115	—	4,115
Money Market Funds	33,625	—	—	33,625
OTHER ASSETS:
Futures contracts	542	—	—	542

TOTAL ASSETS	$1,987,295	$4,115	$—	$1,991,410

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.
The Portfolio adopted updated provisions surrounding fair value measurements and disclosures effective March 31, 2010. This update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.
As of the year ended December 31, 2010, there were no securities transferred from Level 1 to Level 2 and no securities transferred from Level 2 to Level 1.
Securities transactions, investment income and expenses — Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and

State Street Equity 500 Index Portfolio
Notes to Financial Statements (continued)
December 31, 2010
accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.
All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.
Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.
The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2010, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2010, tax years 2007 through 2010 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
At December 31, 2010, the book cost of investments was $1,268,075,887 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $791,849,304 and $69,056,837 respectively, resulting in net appreciation of $722,792,467 for all securities as computed on a federal income tax basis.
Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.
The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.
The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.
To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an

State Street Equity 500 Index Portfolio
Notes to Financial Statements (continued)
December 31, 2010
underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.
The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2010:
Asset Derivatives(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk*	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$542	$—	$—	$542

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts.

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
Transactions in derivative instruments during the year ended December 31, 2010, were as follows:
Realized Gain (Loss)(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$5,708	$—	$—	$5,708
Change in Appreciation (Depreciation)(2) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$(5)	$—	$—	$(5)

(1)	Statement of Operations location: Net realized gain (loss) on: Futures contracts

(2)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts
The average notional of futures outstanding during the year ended December 31, 2010, was $51,379,065.
Use of estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

State Street Equity 500 Index Portfolio
Notes to Financial Statements (continued)
December 31, 2010
3. Securities Transactions
For the year ended December 31, 2010, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $217,471,983 and $339,764,058 respectively.
4. Related Party Fees and Transactions
The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.
Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500@ Index. The market value of this investment at December 31, 2010 is listed in the Portfolio of Investments.
5. Trustees’ Fees
Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates. These fees are paid through a unitary fee.
6. Indemnifications
The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

State Street Equity 500 Index Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:
We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, a portfolio of State Street Master Funds, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 22, 2011

State Street Equity 500 Index Portfolio
General Information
December 31, 2010 (Unaudited)
Proxy Voting Policies and Procedures and Record
The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.
Advisory Agreement Renewal
The Board of Trustees of the Trust met on November 19, 2010 (the “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the “Adviser”) under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.90 trillion in assets under management as of September 30, 2010, including over $183.40 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials

State Street Equity 500 Index Portfolio
General Information (continued)
December 31, 2010 (Unaudited)
provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.
The Trustees noted that, in view of the investment objective of the Portfolio and the available data, the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance of the Portfolio was acceptable.
The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to State Street Global Markets LLC (“SSGM”), also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2010, with additional data relating to prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.
In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.
In addition, the Trustees considered other advisory fees paid to the Adviser. They noted that as a general matter fees paid to the Adviser by other, closely similar mutual funds sponsored by State Street were significantly higher than the fees paid by the Portfolio and, indirectly, by the feeder fund. As to fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by the Adviser, the Trustees noted that these were generally lower than those paid by the Portfolio; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to the other two types of clients. The Trustees determined that, in light of these significant differences, in both cases the fees were of doubtful utility for purposes of comparison with that of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services

State Street Equity 500 Index Portfolio
General Information (continued)
December 31, 2010 (Unaudited)
satisfactorily accounted for differences in the fees. The Board determined that the Adviser’s fee was fair and reasonable.
In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.
The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee level reflects such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.
On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

Trustees and Executive Officers (Unaudited)
The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:
•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Number of
Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee
Independent Trustees
Michael F. Holland	Trustee and	Term: Indefinite	Chairman, Holland &	22	Trustee, State Street
Holland & Company,	Chairman	Elected: 7/99	Company L.L.C.		Institutional Investment
LLC	of the		(investment adviser)		Trust; Director, the
375 Park Avenue	Board		(1995 — present).		Holland Series Fund,
New York, NY 10152					Inc.; Director, The China
Fund, Inc.; Director, The
DOB: 1944					Taiwan Fund, Inc.; and
Director, Reaves Utility
Income Fund

William L. Boyan	Trustee	Term: Indefinite	President and Chief	22	Trustee, State Street
State Street Master		Elected: 7/99	Operations Officer, John		Institutional Investment
Funds			Hancock Financial		Trust; Former Trustee of
P.O. Box 5049			Services (1959 — 1999)		Old Mutual South Africa
Boston, MA 02206			Mr. Boyan retired in		Master Trust; Trustee,
			1999. Chairman		Children’s Hospital,
DOB: 1937			Emeritus, Children’s		Boston, MA; and
			Hospital, Boston, MA		Trustee, Florida Stage.
(1984 — present); Former
Trustee of Old Mutual
South Africa Master
Trust (investments)
(1995 — 2008); Former
Chairman, Boston Plan
For Excellence, Boston
Public Schools (1994 —
2008).

Rina K. Spence	Trustee	Term: Indefinite	President of SpenceCare	22	Trustee, State Street
State Street Master		Elected: 7/99	International LLC		Institutional Investment
Funds			(international healthcare		Trust; Director,
P.O. Box 5049			consulting) (1998 —		Berkshire Life Insurance
Boston, MA 02206			present); Chief		Company of America
			Executive Officer,		1993 — 2009; Director,
DOB: 1948			IEmily.com (internet		IEmily.com, Inc. 2000 —
			company) (2000 — 2001);		present; and Trustee,
			Chief Executive Officer		National Osteoporosis
			of Consensus		Foundation 2005 — 2008
Pharmaceutical, Inc.
(1998 — 1999); Founder,
President and Chief
Executive Officer of
Spence Center for
Women’s Health (1994 —
1998); President and
CEO Emerson Hospital
(1984 — 1994); Trustee,
Eastern Enterprise
(utilities) (1988 — 2000).

Douglas T. Williams	Trustee	Term: Indefinite	Executive Vice President	22	Trustee, State Street
State Street Master		Elected: 7/99	of Chase Manhattan		Institutional Investment
Funds			Bank (1987 — 1999).		Trust; Treasurer,
P.O. Box 5049			Mr. Williams retired in		Nantucket Educational
Boston, MA 02206			1999.		Trust, 2002-2007
DOB: 1940

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

Number of
Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee
Interested Trustees(1)
James E. Ross	Trustee	Term: Indefinite	President, SSgA Funds	22	Trustee, State Street
SSgA Funds	President	Elected Trustee: 2/07	Management Inc.		Institutional Investment
Management, Inc.		Elected President: 4/05	(2005 — present);		Trust;Trustee, SPDR@
State Street Financial			Principal, SSgA Funds		Series Trust; Trustee,
Center			Management, Inc.		SPDR@ Index Shares
One Lincoln Street			(2001 — 2005); Senior		Trust and Trustee,
Boston, MA 02111-2900			Managing Director,		Select Sector SPDR@
			State Street Global		Trust
DOB: 1965			Advisors (2006 —
present); Principal, State
Street Global Advisors
(2000 — 2006).
Officers:
Ellen M. Needham	Vice	Term: Indefinite	Vice President, SSgA	—	—
SSgA Funds	President	Elected: 09/09	Funds Management, Inc.
Management, Inc.			(investment adviser);
State Street Financial Center			July 2007 to Present,
Managing Director
One Lincoln Street			(June 2006 to July 2007,
Boston, MA 02111-2900			Vice President; 2000 to
June 2006, Principal),
DOB: 1967			State Street Global
Advisors.

Laura F. Healy	Treasurer	Term: Indefinite	Vice President of State	—	—
State Street Bank and		Elected: 11/10	Street Bank and Trust
Trust Company			Company (prior to
4 Copley Place	Assistant	11/08-11/10	July 2, 2008, Investors
5th floor	Treasurer		Financial Corporation)
Boston, MA 02116			since 2002.

DOB: 1964

Brian D. O’Sullivan	Assistant	Term: Indefinite	Vice President of State	—	—
State Street Bank and	Treasurer	Elected: 11/08	Street Bank and Trust
Trust Company			Company (2007 —
801 Pennsylvania			present) with which he
Avenue			has been affiliated with
Kansas City, MO 64105			since 1997.

DOB: 1975

Peter T. Sattelmair	Assistant	Term: Indefinite	Director of Fund	—	—
State Street Bank and	Treasurer	Elected: 11/08	Administration of State
Trust Company			Street Bank and Trust
801 Pennsylvania			Company (2007 —
Avenue			present) with which he
Kansas City, MO 64105			has been affiliated with
since 1999.

DOB: 1977

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Schedule of Investments December 31, 2010	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Advertising Agencies — 0.7%
Arbitron, Inc.	7,513	$311,940
Constant Contact, Inc. (a)(b)	8,097	250,926
DG FastChannel, Inc. (a)	7,091	204,788
Dex One Corp. (a)	14,899	111,146
Harte-Hanks, Inc.	10,630	135,745
Marchex, Inc., Class B	5,365	51,182
National CineMedia, Inc.	14,960	297,853
QuinStreet, Inc. (a)	3,194	61,357
SuperMedia, Inc. (a)	3,269	28,473
Travelzoo, Inc. (a)	1,535	63,273
Valassis Communications, Inc. (a)	13,914	450,118
ValueClick, Inc. (a)	23,023	369,059
Viad Corp.	5,643	143,727

		2,479,587

Aerospace — 1.4%
AAR Corp. (a)	11,002	302,225
AeroVironment, Inc. (a)	4,483	120,279
Applied Energetics, Inc. (a)	19,880	16,916
Astronics Corp. (a)	2,803	58,863
Ceradyne, Inc. (a)	7,101	223,895
Cubic Corp.	4,314	203,405
Curtiss-Wright Corp.	12,650	419,980
Ducommun, Inc.	2,779	60,527
Esterline Technologies Corp. (a)	8,237	564,976
GenCorp, Inc. (a)	17,241	89,136
Heico Corp.	8,126	414,670
Herley Industries, Inc. (a)	3,601	62,369
Kaman Corp., Class A	7,307	212,414
Kratos Defense & Security Solutions, Inc. (a)	5,735	75,530
LMI Aerospace, Inc. (a)	2,864	45,795
Ladish Co., Inc. (a)	4,397	213,738
Moog, Inc., Class A (a)	12,575	500,485
Orbital Sciences Corp. (a)	16,177	277,112
Teledyne Technologies, Inc. (a)	9,978	438,733
Triumph Group, Inc.	4,544	406,279

		4,707,327

Agriculture, Fishing & Ranching — 0.4%
The Andersons, Inc.	5,228	190,038
Cadiz, Inc. (a)	4,456	55,433
Cal-Maine Foods, Inc.	3,927	124,015
Calavo Growers, Inc.	3,311	76,318
Fresh Del Monte Produce, Inc.	10,928	272,654
Limoneira Co.	2,283	65,522
Pilgrims Pride Corp. (a)	14,134	100,210
Sanderson Farms, Inc.	6,201	242,769
Seaboard Corp.	91	181,181

		1,308,140

Air Transport — 1.0%
Air Transport Services Group, Inc. (a)	15,195	120,040
AirTran Holdings, Inc. (a)	38,092	281,500
Alaska Air Group, Inc. (a)	9,872	559,644
Allegiant Travel Co.	4,241	208,827
Atlas Air Worldwide Holdings, Inc. (a)	7,189	401,362
Bristow Group, Inc. (a)	10,014	474,163
Hawaiian Holdings, Inc. (a)	14,090	110,465
JetBlue Airways Corp. (a)	68,311	451,536
PHI, Inc. (a)	4,094	77,131
Pinnacle Airlines Corp. (a)	5,107	40,345
Republic Airways Holdings, Inc. (a)	11,165	81,728
SkyWest, Inc.	15,379	240,220
US Airways Group, Inc. (a)(b)	44,916	449,609

		3,496,570

Alternative Energy — 0.2%
Ameresco Inc. (a)	2,197	31,549
Comverge, Inc. (a)	7,712	53,290
EnerNOC, Inc. (a)(b)	5,401	129,138
Green Plains Renewable Energy (a)	5,005	56,356
Rex American Resources Corp. (a)	1,997	30,674
Syntroleum Corp. (a)	19,188	35,498
USEC, Inc. (a)	32,263	194,223

		530,728

Aluminum — 0.2%
Century Aluminum Co. (a)	17,538	272,365
Kaiser Aluminum Corp.	4,291	214,936
Noranda Aluminum Holding Corp. (a)	3,773	55,086

		542,387

Asset Management & Custodian — 0.9%
American Capital Ltd. (a)	94,558	714,859
Apollo Investment Corp.	54,856	607,256
Arlington Asset Investment Corp.	1,873	44,933
Artio Global Investors, Inc.	7,719	113,855
Calamos Asset Management, Inc., Class A	5,728	80,192
Capital Southwest Corp.	756	78,473
Cohen & Steers, Inc.	5,021	131,048
Cowen Group, Inc., Class A (a)	11,601	54,061
Diamond Hill Investments Group	641	46,370
Epoch Holding Corp.	3,651	56,700
Fifth Street Finance Corp.	15,310	185,863
Financial Engines, Inc. (a)	3,875	76,841
GAMCO Investors, Inc., Class A	2,015	96,740
Golub Capital BDC, Inc.	1,924	32,939
Harris & Harris Group, Inc. (a)	8,451	37,015
JMP Group, Inc.	3,753	28,635
MCG Capital Corp.	21,011	146,447
MVC Capital, Inc.	7,075	103,295
NGP Capital Resources Co.	6,745	62,054
National Financial Partners Corp. (a)	12,254	164,204
Oppenheimer Holdings, Inc.	3,115	81,644
THL Credit, Inc.	3,221	41,905
TICC Capital Corp.	8,093	90,723
Virtus Investment Partners, Inc. (a)	1,484	67,329
Westwood Holdings Group, Inc.	1,777	71,009

		3,214,390

Auto Parts — 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	16,725	215,084
Amerigon, Inc. (a)	6,524	70,981
ArvinMeritor, Inc. (a)	26,179	537,193
Dana Holding Corp. (a)	39,026	671,638
Dorman Products, Inc. (a)	3,071	111,293
Exide Technologies (a)	20,978	197,403
Fuel Systems Solutions, Inc. (a)	4,164	122,338
Standard Motor Products, Inc.	5,702	78,117
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Parts (concluded)
Stoneridge, Inc. (a)	4,113	$64,944
Superior Industries International, Inc.	6,596	139,967
Tenneco, Inc. (a)	16,623	684,203
U.S. Auto Parts Network, Inc. (a)	4,614	38,758

		2,931,919

Auto Services — 0.1%
Cooper Tire & Rubber Co.	17,075	402,629

Back Office Support, HR & Consulting — 1.4%
APAC Customer Services, Inc. (a)	9,849	59,783
Administaff, Inc.	6,161	180,517
The Advisory Board Co. (a)	4,373	208,286
Barrett Business Services, Inc.	2,009	31,240
CBIZ, Inc. (a)	12,599	78,618
CDI Corp.	3,841	71,404
CRA International, Inc. (a)	3,524	82,849
Compass Diversified Holdings	8,945	158,237
Corporate Executive Board Co.	9,581	359,767
CoStar Group, Inc. (a)	5,837	335,978
Dice Holdings, Inc. (a)	4,311	61,863
ExlService Holdings, Inc. (a)	4,519	97,068
Forrester Research, Inc.	3,965	139,925
GP Strategies Corp. (a)	4,255	43,571
Heidrick & Struggles International, Inc.	5,160	147,834
Hudson Highland Group, Inc. (a)	8,669	50,540
Huron Consulting Group, Inc. (a)	6,044	159,864
ICF International, Inc. (a)	4,738	121,861
Kelly Services, Inc., Class A (a)	7,463	140,304
Kforce, Inc. (a)	8,450	136,721
Korn/Ferry International (a)	12,668	292,758
LECG Corp. (a)	9,818	13,549
Liquidity Services, Inc. (a)	4,302	60,443
LoopNet, Inc. (a)	5,965	66,271
MAXIMUS, Inc.	4,877	319,834
Navigant Consulting, Inc. (a)	13,829	127,227
On Assignment, Inc. (a)	11,218	91,427
Resources Connection, Inc.	13,167	244,775
SFN Group, Inc. (a)	14,612	142,613
SYKES Enterprises, Inc. (a)	11,714	237,326
TeleTech Holdings, Inc. (a)	8,626	177,609
TrueBlue, Inc. (a)	12,456	224,083
Volt Information Sciences, Inc. (a)	4,122	35,655

		4,699,800

Banks: Diversified — 5.7%
1st Source Corp.	4,534	91,768
1st United BanCorp., Inc. (a)	5,635	38,938
Alliance Financial Corp.	1,273	41,182
American National Bankshares, Inc.	1,631	38,410
Ameris Bancorp (a)	7,512	79,176
Ames National Corp.	2,078	45,030
Arrow Financial Corp.	2,576	70,866
Bancfirst Corp.	1,916	78,920
Banco Latinoamericana De Comercio Exterior SA	7,907	145,963
The Bancorp, Inc. (a)	7,011	71,302
Bancorp Rhode Island, Inc.	941	27,374
Bank of Marin Bancorp	1,409	49,315
Bank of the Ozarks, Inc.	3,448	149,471
Boston Private Financial Holdings, Inc.	21,149	138,526
Bridge Bancorp, Inc.	1,661	40,944
Bryn Mawr Bank Corp.	2,485	43,363
CNB Financial Corp.	3,286	48,666
CVB Financial Corp. (b)	25,322	219,542
Camden National Corp.	2,338	84,706
Capital City Bank Group, Inc. (b)	4,028	50,753
Cardinal Financial Corp.	8,760	101,879
Cathay General Bancorp	22,030	367,901
Center Financial Corp. (a)	11,411	86,495
Centerstate Banks, Inc.	6,720	53,222
Chemical Financial Corp.	6,973	154,452
Citizens & Northern Corp.	3,883	57,701
Citizens Banking Corp. (a)	119,962	73,777
City Holding Co.	4,426	160,354
CoBiz Financial, Inc.	8,417	51,175
Columbia Banking System, Inc.	11,079	233,324
Community Bank System, Inc.	9,024	250,596
Community Trust Bancorp, Inc.	3,810	110,338
Danvers Bancorp, Inc.	5,535	97,803
Eagle Bancorp, Inc. (a)	4,253	61,371
Enterprise Financial Services Corp.	5,009	52,394
F.N.B. Corp.	32,065	314,878
Financial Institutions, Inc.	3,012	57,138
First Bancorp, Inc.	2,554	40,328
First Bancorp, North Carolina	4,541	69,523
First Busey Corp. (b)	16,782	78,875
First Commonwealth Financial Corp.	29,581	209,433
First Community Bancshares, Inc.	4,244	63,405
First Financial Bancorp	16,288	301,002
First Financial Bankshares, Inc.	5,711	292,289
First Financial Corp.	3,157	110,937
First Merchants Corp.	6,818	60,407
First Midwest Bancorp, Inc.	21,086	242,911
The First of Long Island Corp.	1,762	50,939
First South Bancorp, Inc.	2,370	15,334
FirstMerit Corp.	29,779	589,326
German American Bancorp, Inc.	2,966	54,619
Glacier Bancorp, Inc.	20,151	304,482
Greene County Bancshares, Inc. (a)	2,897	9,270
Hancock Holding Co.	7,954	277,276
Heartland Financial USA, Inc.	4,147	72,407
Home Bancshares, Inc.	6,370	140,331
Hudson Valley Holding Corp.	3,941	97,569
IBERIABANK Corp.	7,356	434,960
International Bancshares Corp.	14,921	298,868
Investors Bancorp, Inc. (a)	13,630	178,826
Lakeland Bancorp, Inc.	6,402	70,230
Lakeland Financial Corp.	4,784	102,665
MA Independent Bank Corp.	5,778	156,295
MB Financial, Inc.	15,086	261,290
MT First Interstate Bancsystem, Inc.	4,065	61,951
MainSource Financial Group, Inc.	6,639	69,112
Merchants Bancshares, Inc.	1,312	36,159
Meridian Interstate Bancorp, Inc. (a)	2,629	30,996
Metro Bancorp, Inc. (a)	3,702	40,759
Midsouth Bancorp, Inc.	2,164	33,239
NBT Bancorp, Inc.	9,661	233,313
Nara Bancorp, Inc. (a)	10,670	104,779
National Bankshares, Inc.	1,803	56,776
National Penn Bancshares, Inc.	35,969	288,831
Old National Bancorp	24,002	285,384
Oriental Financial Group	13,280	165,867
Orrstown Financial Service, Inc.	1,867	51,174
Pacific Continental Corp.	6,216	62,533
PacWest Bancorp	8,404	179,678
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Banks: Diversified (concluded)
Park National Corp. (b)	3,457	$251,220
Peapack-Gladstone Financial Corp.	2,357	30,759
Penns Woods Bancorp, Inc.	1,114	44,337
Peoples Bancorp, Inc.	2,840	44,446
Pinnacle Financial Partners, Inc. (a)	9,935	134,917
PrivateBancorp, Inc.	14,856	213,629
Prosperity Bancshares, Inc.	12,899	506,673
Provident Financial Services, Inc.	16,891	255,561
Renasant Corp.	7,002	118,404
Republic Bancorp, Inc., Class A	3,034	72,057
Rockville Financial, Inc.	2,246	27,446
Roma Financial Corp.	2,249	23,839
S&T Bancorp, Inc. (b)	6,761	152,731
SCBT Financial Corp.	3,549	116,230
SVB Financial Group (a)	11,524	611,348
SY Bancorp, Inc.	3,578	87,840
Sandy Spring Bancorp, Inc.	6,732	124,071
Sierra Bancorp	3,790	40,667
Signature Bank (a)	11,244	562,200
Simmons First National Corp., Class A	4,661	132,838
Southside Bancshares, Inc.	4,240	89,337
Southwest Bancorp, Inc. (a)	6,006	74,474
State Bancorp, Inc.	5,482	50,708
StellarOne Corp.	6,915	100,544
Sterling Bancorp	7,118	74,525
Sterling Bancshares, Inc.	24,928	174,995
Suffolk Bancorp	2,560	63,181
Susquehanna Bancshares, Inc.	35,570	344,318
Taylor Capital Group, Inc. (a)	2,613	34,361
Texas Capital Bancshares, Inc. (a)	10,251	218,039
Tompkins Trustco, Inc.	2,287	89,559
Tower Bancorp, Inc.	2,586	56,995
Towne Bank (b)	6,578	104,524
Trico Bancshares	3,626	58,560
TrustCo Bank Corp. NY	21,337	135,277
Trustmark Corp.	17,528	435,396
UMB Financial Corp.	8,668	359,029
Umpqua Holdings Corp.	31,483	383,463
Union First Market Bankshares Corp.	5,403	79,856
United Bankshares, Inc.	10,919	318,835
United Community Banks, Inc. (a)	31,060	60,567
Univest Corp. of Pennsylvania	4,951	94,911
Virginia Commerce Bancorp (a)	5,599	34,602
Washington Banking Co.	3,981	54,579
Washington Trust Bancorp, Inc.	4,328	94,697
Webster Financial Corp.	18,376	362,007
WesBanco, Inc.	6,580	124,757
West Bancorp., Inc.	4,227	32,928
West Coast Bancorp (a)	24,788	69,902
Westamerica Bancorp. (b)	7,958	441,430
Western Alliance Bancorp (a)	18,035	132,738
Whitney Holding Corp.	27,199	384,866
Wilshire Bancorp, Inc.	5,264	40,112
Wintrust Financial Corp.	8,503	280,854

		19,129,500

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Abington Bancorp, Inc.	5,676	67,715
Astoria Financial Corp.	24,131	335,662
Bank Mutual Corp.	12,544	59,960
BankFinancial Corp.	5,050	49,238
Beneficial Mutual Bancorp, Inc. (a)	10,634	93,898
Berkshire Hills Bancorp, Inc.	4,256	94,058
BofI Holding, Inc. (a)	1,803	27,965
Brookline Bancorp, Inc.	15,960	173,166
Dime Community Bancshares, Inc.	7,846	114,473
ESB Financial Corp.	2,554	41,477
ESSA Bancorp, Inc.	4,575	60,482
First Financial Holdings, Inc.	5,653	65,066
Flagstar BanCorp., Inc. (a)	11,589	18,890
Flushing Financial Corp.	9,115	127,610
Great Southern Bancorp, Inc.	2,691	63,481
Heritage Financial Corp. (a)	2,621	36,484
Home Bancorp, Inc. (a)	2,132	29,464
Home Federal Bancorp, Inc.	4,516	55,411
Kearny Financial Corp.	3,744	32,198
NewAlliance Bancshares, Inc.	29,184	437,176
Northfield Bancorp, Inc.	5,634	75,045
Northwest Bancshares, Inc.	30,938	363,831
OceanFirst Financial Corp.	5,261	67,709
Ocwen Financial Corp. (a)	20,860	199,004
OmniAmerican Bancorp, Inc. (a)	4,232	57,344
Oritani Financial Corp.	15,172	185,705
Provident New York Bancorp	11,601	121,694
Territorial BanCorp., Inc.	3,203	63,772
United Financial Bancorp, Inc.	5,324	81,297
ViewPoint Financial Group	3,964	46,339
WSFS Financial Corp.	1,549	73,485
Westfield Financial, Inc.	8,079	74,731

		3,393,830

Beverage: Brewers & Distillers — 0.1%
Boston Beer Co., Inc., Class A (a)	2,361	224,507

Beverage: Soft Drinks — 0.1%
Coca-Cola Bottling Co. Consolidated	1,262	70,142
Farmer Bros. Co.	2,052	36,526
Heckmann Corp. (a)	24,875	125,121
National Beverage Corp.	3,583	47,081
Peet’s Coffee & Tea, Inc. (a)	3,198	133,484

		412,354

Biotechnology — 3.4%
AMAG Pharmaceuticals, Inc. (a)	5,804	105,052
AVEO Pharmaceuticals Inc. (a)	3,059	44,723
AVI BioPharma, Inc. (a)	29,393	62,313
Accelrys, Inc. (a)	15,873	131,746
Acorda Therapeutics, Inc. (a)	10,646	290,210
Affymax, Inc. (a)	5,315	35,345
Albany Molecular Research, Inc. (a)	5,877	33,029
Allos Therapeutics, Inc. (a)	23,553	108,579
Alnylam Pharmaceuticals, Inc. (a)	10,297	101,528
Arena Pharmaceuticals, Inc. (a)(b)	34,831	59,909
Ariad Pharmaceuticals, Inc. (a)	35,601	181,565
Arqule, Inc. (a)	11,067	64,963
Array Biopharma, Inc. (a)	17,537	52,436
BioMimetic Therapeutics, Inc. (a)	5,479	69,583
Biosante Pharmaceuticals, Inc. (a)	25,188	41,308
Biotime, Inc. (a)	7,035	58,602
Celera Corp. (a)	22,818	143,753
Celldex Therapeutics, Inc. (a)	8,602	35,440
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology (continued)
Cepheid, Inc. (a)	16,669	$379,220
Chelsea Therapeutics International, Inc. (a)	11,224	84,180
Clinical Data, Inc. (a)	3,426	54,508
Codexis Inc. (a)	3,408	36,130
Cubist Pharmaceuticals, Inc. (a)	15,967	341,694
Curis, Inc. (a)	25,136	49,769
Cypress Bioscience, Inc. (a)	12,458	80,728
Cytokinetics, Inc. (a)	12,738	26,622
Cytori Therapeutics, Inc. (a)	13,585	70,506
CytRx Corp. (a)	37,640	38,016
Dyax Corp. (a)	29,631	63,410
Dynavax Technologies Corp. (a)	26,944	86,221
Emergent Biosolutions, Inc. (a)	5,490	128,795
Enzo Biochem, Inc. (a)	9,003	47,536
Enzon Pharmaceuticals, Inc. (a)	13,516	164,490
Exact Sciences Corp. (a)	12,583	75,246
Exelixis, Inc. (a)	31,077	255,142
Furiex Pharmaceuticals, Inc. (a)	3,523	50,907
Genomic Health, Inc. (a)	4,274	91,421
Geron Corp. (a)(b)	32,882	170,000
Halozyme Therapeutics, Inc. (a)	21,215	168,023
Idenix Pharmaceuticals, Inc. (a)	10,319	52,008
ImmunoGen, Inc. (a)	18,480	171,125
Immunomedics, Inc. (a)	18,022	64,519
Incyte Corp. (a)	24,787	410,473
Inhibitex, Inc. (a)	12,947	33,662
Inovio Pharmaceuticals Inc. (a)	21,433	24,648
InterMune, Inc. (a)	13,045	474,838
Kensey Nash Corp. (a)	1,854	51,597
Keryx Biopharmaceuticals, Inc. (a)	14,942	68,434
Lexicon Genetics, Inc. (a)	59,551	85,753
Ligand Pharmaceuticals, Inc. (a)	6,858	61,173
MannKind Corp. (a)(b)	18,293	147,442
Martek Biosciences Corp. (a)	9,345	292,498
Maxygen, Inc.	10,364	40,731
Medivation, Inc. (a)	10,059	152,595
Metabolix, Inc. (a)	7,956	96,825
Micromet, Inc. (a)	24,767	201,108
Momenta Pharmaceuticals, Inc. (a)	12,174	182,245
NPS Pharmaceuticals, Inc. (a)	18,637	147,232
Nabi Biopharmaceuticals (a)	11,908	68,947
Nektar Therapeutics (a)	26,237	337,145
Neuralstem, Inc. (a)	15,917	33,744
Neurocrine Biosciences, Inc. (a)	13,998	106,945
Neurogesx, Inc. (a)	4,216	26,814
Novavax, Inc. (a)	28,284	68,730
Omeros Corp. (a)	6,567	54,112
Onyx Pharmaceuticals, Inc. (a)	17,542	646,774
Opko Health, Inc. (a)	26,181	96,084
Orexigen Therapeutics, Inc. (a)	9,144	73,884
Osiris Therapeutics, Inc. (a)	4,623	36,013
PDL BioPharma, Inc.	39,526	246,247
Pacific Biosciences of California, Inc. (a)	4,226	67,236
Peregrine Pharmaceuticals, Inc. (a)	20,894	48,056
Pharmasset, Inc. (a)	8,256	358,393
Progenics Pharmaceuticals, Inc. (a)	7,728	42,195
Pure Bioscience (a)	9,330	20,713
RTI Biologics, Inc. (a)	14,802	39,521
Rigel Pharmaceuticals, Inc. (a)	14,492	109,125
Sangamo Biosciences, Inc. (a)	12,393	82,290
Savient Pharmaceuticals, Inc. (a)	19,100	212,774
Seattle Genetics, Inc. (a)	23,588	352,641
Sequenom, Inc. (a)	25,712	206,210
StemCells, Inc. (a)	39,100	42,228
Targacept, Inc. (a)	6,499	172,224
Theravance, Inc. (a)	17,611	441,508
Vanda Pharmaceuticals, Inc. (a)	8,530	80,694
ViroPharma, Inc. (a)	21,748	376,675
ZIOPHARM Oncology, Inc. (a)	15,452	72,006
Zalicus, Inc. (a)	17,912	28,301

		11,389,783

Building Materials — 0.9%
Acuity Brands, Inc.	11,956	689,503
Ameron International Corp.	2,573	196,500
Builders FirstSource, Inc. (a)	12,175	23,985
Gibraltar Industries, Inc. (a)	8,715	118,263
Griffon Corp. (a)	12,864	163,887
Headwaters, Inc. (a)	18,899	86,557
LSI Industries, Inc.	5,533	46,809
Louisiana-Pacific Corp. (a)	35,850	339,141
NCI Building Systems, Inc. (a)	6,307	88,235
Quanex Building Products Corp.	10,811	205,085
Simpson Manufacturing Co., Inc.	11,098	343,039
Texas Industries, Inc.	5,750	263,235
Trex Co., Inc. (a)	4,563	109,329
Watsco, Inc.	7,647	482,373

		3,155,941

Building: Climate Control — 0.1%
Aaon, Inc.	3,611	101,867
Comfort Systems USA, Inc.	10,901	143,566
Interline Brands, Inc. (a)	9,343	212,740

		458,173

Building: Roofing, Wallboard & Plumbing — 0.1%
Beacon Roofing Supply, Inc. (a)	12,821	229,111

Cable Television Services — 0.1%
Knology, Inc. (a)	8,440	131,917
Mediacom Communications Corp., Class A (a)	11,599	98,128

		230,045

Casinos & Gambling — 0.3%
Ameristar Casinos, Inc.	8,159	127,525
Boyd Gaming Corp. (a)	15,602	165,381
Isle of Capri Casinos, Inc. (a)	4,441	45,387
Monarch Casino & Resort, Inc. (a)	2,571	32,137
Multimedia Games, Inc. (a)	7,612	42,475
Pinnacle Entertainment, Inc. (a)	15,194	213,020
Scientific Games Corp., Class A (a)	17,953	178,812
Shuffle Master, Inc. (a)	15,457	176,983

		981,720

Chemicals: Diversified — 1.5%
Aceto Corp.	8,227	74,043
American Vanguard Corp.	5,145	43,938
Arch Chemicals, Inc.	6,189	234,749
Georgia Gulf Corp. (a)	9,588	230,687
Hawkins, Inc.	2,452	108,869
Innophos Holdings, Inc.	6,064	218,789
KMG Chemicals, Inc.	1,598	26,479
LSB Industries, Inc. (a)	4,636	112,469
Landec Corp. (a)	6,860	41,023
OM Group, Inc. (a)	8,613	331,687
Olin Corp.	21,795	447,233
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals: Diversified (concluded)
Omnova Solutions, Inc. (a)	12,713	$106,281
PolyOne Corp. (a)	25,994	324,665
Rockwood Holdings, Inc. (a)	14,506	567,475
Sensient Technologies Corp.	13,600	499,528
Solutia, Inc. (a)	33,774	779,504
TPC Group, Inc. (a)	2,307	69,948
W.R. Grace & Co. (a)	20,151	707,905
Westlake Chemical Corp.	5,382	233,955

		5,159,227

Chemicals: Specialty — 0.5%
Balchem Corp.	7,734	261,487
Calgon Carbon Corp. (a)	15,390	232,697
Kraton Performance Polymers, Inc. (a)	3,215	99,504
NewMarket Corp.	2,831	349,260
Polypore International, Inc. (a)	6,115	249,064
Quaker Chemical Corp.	3,013	125,552
Senomyx, Inc. (a)	11,804	84,162
Stepan Co.	2,108	160,777
Zep, Inc.	5,992	119,121

		1,681,624

Coal — 0.3%
Cloud Peak Energy, Inc. (a)	8,872	206,097
International Coal Group, Inc. (a)	37,154	287,572
James River Coal Co. (a)	7,416	187,847
L&L Energy, Inc. (a)	5,371	58,007
Patriot Coal Corp. (a)	21,831	422,866

		1,162,389

Commercial Finance & Mortgage Companies — 0.1%
Asta Funding, Inc.	4,159	33,688
Federal Agricultural Mortgage Corp., Class B	2,525	41,208
Medallion Financial Corp.	5,747	47,126
NewStar Financial, Inc. (a)	8,462	89,443

		211,465

Commercial Services: Rental & Leasing — 0.6%
Aircastle Ltd.	13,828	144,503
CAI International, Inc. (a)	3,024	59,270
Electro Rent Corp.	5,052	81,640
H&E Equipment Services, Inc. (a)	8,394	97,119
Marlin Business Services, Inc. (a)	2,283	28,880
McGrath RentCorp	6,835	179,214
Mobile Mini, Inc. (a)	10,363	204,048
PHH Corp. (a)	15,575	360,561
RSC Holdings, Inc. (a)	13,484	131,334
SeaCube Container Leasing Ltd.	3,037	42,700
TAL International Group, Inc.	4,828	149,040
United Rentals, Inc. (a)	16,903	384,543

		1,862,852

Commercial Vehicles & Parts — 0.3%
Commercial Vehicle Group, Inc. (a)	7,113	115,586
Force Protection, Inc. (a)	19,673	108,398
Miller Industries, Inc.	2,710	38,564
Modine Manufacturing Co. (a)	13,116	203,298
Rush Enterprises, Inc., Class A (a)	9,230	188,661
Spartan Motors, Inc.	10,280	62,605
Wabash National Corp. (a)	18,952	224,581

		941,693

Communications Technology — 3.2%
AboveNet, Inc.	6,173	360,874
Acme Packet, Inc. (a)	12,197	648,393
Adtran, Inc.	17,264	625,129
Anaren, Inc. (a)	4,408	91,907
Anixter International, Inc.	7,796	465,655
Aruba Networks, Inc. (a)	21,591	450,820
Aviat Networks, Inc. (a)	18,839	95,514
Bel Fuse, Inc.	3,256	77,818
BigBand Networks, Inc. (a)	13,752	38,506
Black Box Corp.	4,852	185,783
Comtech Telecommunications Corp.	8,044	223,060
Digi International, Inc. (a)	7,948	88,223
DigitalGlobe, Inc. (a)	7,687	243,755
EMS Technologies, Inc. (a)	4,405	87,131
Echelon Corp. (a)	10,004	101,941
Emulex Corp. (a)	23,243	271,013
Extreme Networks, Inc. (a)	27,561	85,163
Finisar Corp. (a)	21,060	625,271
GSI Technology, Inc. (a)	4,937	39,990
GeoEye, Inc. (a)	6,114	259,172
Globecomm Systems, Inc. (a)	6,651	66,510
Harmonic, Inc. (a)	27,452	235,264
Hughes Communications, Inc. (a)	2,650	107,166
Infinera Corp. (a)	24,897	257,186
InterDigital, Inc. (a)(b)	12,235	509,465
Ixia (a)	8,980	150,684
KVH Industries, Inc. (a)	4,532	54,157
Loral Space & Communications Ltd. (a)	3,024	231,336
NETGEAR, Inc. (a)	9,928	334,375
Network Equipment Technologies, Inc. (a)	8,165	37,804
Novatel Wireless, Inc. (a)	8,850	84,518
Oclaro, Inc. (a)	14,280	187,782
Oplink Communications, Inc. (a)	5,696	105,205
PC-Tel, Inc. (a)	4,815	28,890
Plantronics, Inc.	13,418	499,418
Riverbed Technology, Inc. (a)	35,147	1,236,120
SeaChange International, Inc. (a)	8,576	73,325
Shoretel, Inc. (a)	13,394	104,607
Sonus Networks, Inc. (a)	58,419	155,979
Sycamore Networks, Inc.	5,573	114,748
Syniverse Holdings, Inc. (a)	19,166	591,271
Tekelec (a)	18,982	226,076
Viasat, Inc. (a)	9,276	411,947

		10,868,951

Computer Services Software & Systems — 6.7%
ACI Worldwide, Inc. (a)(c)	9,391	252,336
Actuate Corp. (a)	13,455	76,694
Acxiom Corp. (a)	19,178	328,903
American Reprographics Co. (a)	11,101	84,257
American Software, Class A	7,492	50,721
Ariba, Inc. (a)	25,118	590,022
Art Technology Group, Inc. (a)	44,418	265,620
Aspen Technology, Inc. (a)	17,836	226,517
Avid Technology, Inc. (a)	8,148	142,264
Blackbaud, Inc.	12,651	327,661
Blackboard, Inc. (a)	9,618	397,223
Blue Coat Systems, Inc. (a)	11,468	342,549
Bottomline Technologies, Inc. (a)	9,065	196,801
BroadSoft, Inc. (a)	2,081	49,694
CACI International, Inc., Class A (a)	8,409	449,041
CDC Corp. (a)	7,453	26,160
CSG Systems International, Inc. (a)	9,715	184,002
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computer Services Software & Systems (continued)
Ciber, Inc. (a)	19,400	$90,792
CommVault Systems, Inc. (a)	12,126	347,046
Compellent Technologies, Inc. (a)	6,600	182,094
Computer Task Group, Inc. (a)	4,095	44,554
ComScore, Inc. (a)	6,275	139,995
Concur Technologies, Inc. (a)	11,198	581,512
Deltek, Inc. (a)	5,271	38,267
DealerTrack Holdings, Inc. (a)	11,426	229,320
DemandTec, Inc. (a)	5,233	56,726
Digimarc Corp. (a)	2,156	64,702
Digital River, Inc. (a)	11,096	381,924
DynaVox, Inc., Class A (a)	2,910	14,928
EPIQ Systems, Inc.	9,048	124,229
EarthLink, Inc.	30,934	266,032
Ebix, Inc. (a)(b)	7,644	180,933
Epicor Software Corp. (a)	13,337	134,704
Fortinet, Inc. (a)	11,700	378,495
Hypercom Corp. (a)	13,204	110,517
iGate Corp.	6,883	135,664
Infospace, Inc. (a)	11,166	92,678
Integral Systems, Inc. (a)	5,890	58,370
Interactive Intelligence, Inc. (a)	3,737	97,760
Internap Network Services Corp. (a)	15,693	95,413
Internet Capital Group, Inc. (a)	10,158	144,447
IntraLinks Holdings, Inc. (a)	3,288	61,518
JDA Software Group, Inc. (a)	11,783	329,924
KIT Digital, Inc. (a)	7,970	127,839
Kenexa Corp. (a)	6,263	136,471
Keynote Systems, Inc.	4,265	62,354
Lawson Software, Inc. (a)	38,987	360,630
Limelight Networks, Inc. (a)	13,693	79,556
Lionbridge Technologies, Inc. (a)	18,197	67,147
LivePerson, Inc. (a)	13,020	147,126
LogMeIn, Inc. (a)	4,233	187,691
Magma Design Automation, Inc. (a)	17,304	86,693
Manhattan Associates, Inc. (a)	6,447	196,891
Mantech International Corp., Class A (a)	6,298	260,296
Mentor Graphics Corp. (a)	30,075	360,900
Mercury Computer Systems, Inc. (a)	6,749	124,047
MicroStrategy, Inc., Class A (a)	2,484	212,307
Moduslink Global Solutions, Inc. (a)	13,785	92,359
Monotype Imaging Holdings, Inc. (a)	6,643	73,737
NCI, Inc., Class A (a)	1,829	42,049
NIC, Inc.	15,822	153,632
NetScout Systems, Inc. (a)	8,614	198,208
NetSuite, Inc. (a)	5,365	134,125
OpenTable, Inc. (a)	4,446	313,354
Openwave Systems, Inc. (a)	26,472	56,121
Opnet Technologies, Inc.	3,910	104,671
PDF Solutions, Inc. (a)	6,099	29,397
PROS Holdings, Inc. (a)	5,951	67,782
Parametric Technology Corp. (a)	32,264	726,908
Pegasystems, Inc.	4,662	170,769
Perficient, Inc. (a)	6,938	86,725
Progress Software Corp. (a)	11,739	496,794
QLIK Technologies, Inc. (a)	3,794	97,923
Quest Software, Inc. (a)	16,628	461,261
Rackspace Hosting, Inc. (a)	27,028	848,949
Radiant Systems, Inc. (a)	9,361	183,195
RealNetworks, Inc. (a)	25,684	107,873
RealPage, Inc. (a)	4,286	132,566
RightNow Technologies, Inc. (a)	6,264	148,269
SAVVIS, Inc. (a)	10,340	263,877
SRA International, Inc., Class A (a)	11,801	241,330
SS&C Technologies Holdings, Inc. (a)	3,576	73,344
SYNNEX Corp. (a)	6,350	198,120
Saba Software, Inc. (a)	9,438	57,761
Sapient Corp.	28,831	348,855
Smith Micro Software, Inc. (a)	8,650	136,151
SolarWinds, Inc. (a)	9,916	190,883
Sonic Solutions, Inc. (a)	11,983	179,745
Sourcefire, Inc. (a)	7,788	201,943
SuccessFactors, Inc. (a)	17,608	509,928
Support.com, Inc. (a)	13,677	88,627
Synchronoss Technologies, Inc. (a)	5,863	156,601
Syntel, Inc.	3,723	177,922
TIBCO Software, Inc. (a)	46,168	909,971
TNS, Inc. (a)	7,144	148,595
Taleo Corp., Class A (a)	11,227	310,427
TeleCommunication Systems, Inc., Class A (a)	12,196	56,955
Terremark Worldwide, Inc. (a)	16,771	217,184
Tier Technologies, Inc., Class B (a)	3,808	22,810
Tyler Technologies, Inc. (a)	8,776	182,190
Ultimate Software Group, Inc. (a)	7,017	341,237
Unisys Corp. (a)	11,764	304,570
United Online, Inc.	25,722	169,765
VASCO Data Security International, Inc. (a)	7,887	64,121
VeriFone Systems, Inc. (a)	23,839	919,232
VirnetX Holding Corp.	10,248	152,183
Virtusa Corp. (a)	4,160	68,058
Wave Systems Corp., Class A (a)	21,971	86,566
Websense, Inc. (a)	11,904	241,056
Zix Corp. (a)	17,043	72,774

		22,602,405

Computer Technology — 0.6%
Cray, Inc. (a)	10,787	77,127
Hutchinson Technology, Inc. (a)	6,167	22,880
Imation Corp. (a)	8,846	91,202
Immersion Corp. (a)	9,143	61,350
Insight Enterprises, Inc. (a)	13,317	175,252
Intermec, Inc. (a)	14,173	179,430
Quantum Corp. (a)	59,610	221,749
Radisys Corp. (a)	6,507	57,912
Rimage Corp. (a)	3,339	49,784
STEC, Inc. (a)	11,398	201,175
Safeguard Scientifics, Inc. (a)	6,132	104,735
Silicon Graphics International Corp. (a)	9,555	86,282
Stratasys, Inc. (a)	5,828	190,226
Super Micro Computer, Inc. (a)	7,145	82,453
Synaptics, Inc. (a)	9,314	273,645
Xyratex Ltd. (a)	8,251	134,574

		2,009,776

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Construction — 0.5%
EMCOR Group, Inc. (a)	18,337	$531,406
Granite Construction, Inc.	9,570	262,505
Great Lakes Dredge & Dock Corp.	16,695	123,042
Insituform Technologies, Inc., Class A (a)	10,968	290,762
Orion Marine Group, Inc. (a)	7,892	91,547
Primoris Services Corp.	6,863	65,473
Sterling Construction Co., Inc. (a)	5,135	66,961
Tutor Perini Corp.	7,332	156,978

		1,588,674

Consumer Electronics — 0.2%
Audiovox Corp., Class A (a)	4,450	38,403
RealD Inc. (a)	4,079	105,728
TiVo, Inc. (a)	31,997	276,134
Universal Electronics, Inc. (a)	3,743	106,189

		526,454

Consumer Lending — 0.9%
Advance America, Cash Advance Centers, Inc.	16,629	93,787
Cash America International, Inc.	8,288	306,076
Credit Acceptance Corp. (a)	1,510	94,783
Dollar Financial Corp. (a)	6,982	199,895
Encore Capital Group, Inc. (a)	4,108	96,333
Ezcorp, Inc. (a)	12,908	350,194
First Cash Financial Services, Inc. (a)	8,403	260,409
The First Marblehead Corp. (a)	18,710	40,601
MGIC Investment Corp. (a)	56,003	570,670
MoneyGram International, Inc. (a)	26,653	72,230
Nelnet, Inc., Class A	7,528	178,338
Netspend Holdings, Inc. (a)	8,431	108,085
Portfolio Recovery Associates, Inc. (a)	4,751	357,275
Student Loan Corp.	1,040	33,738
World Acceptance Corp. (a)	4,585	242,088

		3,004,502

Consumer Services: Miscellaneous — 0.7%
Ancestry.com, Inc. (a)	5,484	155,307
Coinstar, Inc. (a)	8,825	498,083
Core-Mark Holdings Co., Inc. (a)	3,107	110,578
The Knot, Inc. (a)	8,783	86,776
Move, Inc. (a)	44,535	114,455
NutriSystem, Inc. (b)	7,652	160,922
Pre-Paid Legal Services, Inc. (a)	2,044	123,151
Sotheby’s Holdings, Inc., Class A	18,618	837,810
Steiner Leisure Ltd. (a)	4,315	201,510

		2,288,592

Containers & Packaging — 0.4%
AEP Industries, Inc. (a)	1,150	29,843
Graham Packaging Co., Inc. (a)	5,139	67,013
Graphic Packaging Holding Co. (a)	31,761	123,550
Myers Industries, Inc.	10,282	100,147
Rock-Tenn Co., Class A	10,754	580,178
Silgan Holdings, Inc.	14,840	531,420

		1,432,151

Cosmetics — 0.1%
Elizabeth Arden, Inc. (a)	6,725	154,742
Inter Parfums, Inc.	4,215	79,453
Revlon, Inc., Class A (a)	3,695	36,359

		270,554

Diversified Financial Services — 0.4%
Duff & Phelps Corp.	8,086	136,330
Evercore Partners, Inc., Class A	4,505	153,170
FBR Capital Markets Corp. (a)	14,655	55,982
Gleacher & Co, Inc. (a)	23,750	56,288
Main Street Capital Corp.	4,434	80,654
MidwestOne Financial Group, Inc.	1,865	28,180
Piper Jaffray Cos. (a)	4,213	147,497
Sanders Morris Harris Group, Inc.	5,727	41,521
Stifel Financial Corp. (a)	9,417	584,231
Triangle Capital Corp.	4,316	82,004

		1,365,857

Diversified Manufacturing Operations — 0.3%
A.M. Castle & Co. (a)	4,762	87,669
Barnes Group, Inc.	13,810	285,453
Federal Signal Corp.	17,890	122,725
Lydall, Inc. (a)	4,646	37,400
OSI Systems, Inc. (a)	4,609	167,583
Raven Industries, Inc.	4,607	219,708
Standex International Corp.	3,548	106,121
Trimas Corp. (a)	4,407	90,167

		1,116,826

Diversified Materials & Processing — 0.8%
Belden, Inc.	13,241	487,534
Cabot Microelectronics Corp. (a)	6,637	275,104
Clarcor, Inc.	13,889	595,699
Encore Wire Corp.	5,047	126,579
Hexcel Corp. (a)	26,888	486,404
Insteel Industries, Inc.	4,853	60,614
Koppers Holdings, Inc.	5,904	211,245
Rogers Corp. (a)	4,522	172,966
Tredegar Corp.	6,809	131,958
Uranium Energy Corp. (a)(b)	16,751	101,176

		2,649,279

Diversified Media — 0.1%
Belo Corp., Class A (a)	26,829	189,949
EW Scripps Co. (a)	9,726	98,719
Playboy Enterprises, Inc., Class B (a)	7,669	40,032

		328,700

Diversified Retail — 0.7%
99 Cents Only Stores (a)	12,612	201,035
The Bon-Ton Stores, Inc. (a)	3,782	47,880
Dillard’s, Inc., Class A	11,211	425,345
Fred’s, Inc.	10,754	147,975
GSI Commerce, Inc. (a)	18,657	432,843
Gaiam, Inc.	4,379	33,718
HSN, Inc. (a)	10,902	334,037
Overstock.com, Inc.	4,575	75,396
PriceSmart, Inc.	4,549	172,999
Saks, Inc. (a)	37,767	404,107
Tuesday Morning Corp. (a)	7,728	40,804

		2,316,139

Drug & Grocery Store Chains — 0.7%
Arden Group, Inc., Class A	556	45,870
Casey’s General Stores, Inc.	10,841	460,851
drugstore.com, Inc. (a)	24,853	54,925
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Drug & Grocery Store Chains (concluded)
The Fresh Market, Inc. (a)	4,210	$173,452
Ingles Markets, Inc., Class A	4,294	82,445
Nash Finch Co.	3,603	153,163
The Pantry, Inc. (a)	7,076	140,529
PetMed Express, Inc. (b)	6,312	112,417
Rite Aid Corp. (a)	147,313	130,107
Ruddick Corp.	12,199	449,411
Spartan Stores, Inc.	6,686	113,328
Village Super Market, Inc., Class A	2,539	83,787
Weis Markets, Inc.	3,843	154,988
Winn-Dixie Stores, Inc. (a)	15,711	112,648

		2,267,921

Education Services — 0.5%
Ambassadors Group, Inc.	6,426	73,899
American Public Education, Inc. (a)	5,243	195,249
Archipelago Learning, Inc. (a)	3,223	31,618
Bridgepoint Education, Inc. (a)	5,635	107,065
Capella Education Co. (a)	4,619	307,533
Corinthian Colleges, Inc. (a)(b)	24,036	125,228
Franklin Covey Co. (a)	3,631	31,190
Grand Canyon Education, Inc. (a)	8,882	173,998
K12, Inc. (a)	7,103	203,572
Lincoln Educational Services Corp.	4,710	73,052
Renaissance Learning, Inc.	3,534	41,843
Rosetta Stone, Inc. (a)	3,247	68,901
School Specialty, Inc. (a)	5,959	83,009
Universal Technical Institute, Inc.	6,007	132,274

		1,648,431

Electronic Components — 0.7%
3D Systems Corp. (a)	5,226	164,567
Acacia Research — Acacia Technologies (a)	9,518	246,897
Checkpoint Systems, Inc. (a)	11,234	230,859
DDi Corp.	4,437	52,179
Methode Electronics, Inc.	10,475	135,861
Microvision, Inc. (a)(b)	28,837	53,637
Multi-Fineline Electronix, Inc. (a)	3,100	82,119
NVE Corp. (a)	1,420	82,118
Park Electrochemical Corp.	5,596	167,880
Pulse Electronics Corp.	11,258	59,892
ScanSource, Inc. (a)	7,682	245,056
Smart Modular Technologies WWH, Inc. (a)	15,215	87,638
TTM Technologies, Inc. (a)	22,744	339,113
Universal Display Corp. (a)(b)	8,555	262,211

		2,210,027

Electronic Entertainment — 0.2%
DTS, Inc. (a)	4,900	240,345
THQ, Inc. (a)	17,766	107,662
Take-Two Interactive Software, Inc. (a)	19,580	239,659

		587,666

Electronics — 0.6%
Agilysys, Inc. (a)	4,728	26,619
American Science & Engineering, Inc.	2,530	215,632
CPI International, Inc. (a)	2,027	39,222
Coherent, Inc. (a)	7,111	320,991
Daktronics, Inc.	9,319	148,358
II-VI, Inc. (a)	7,044	326,560
IPG Photonics Corp. (a)	7,327	231,680
iRobot Corp. (a)	5,743	142,886
Newport Corp. (a)	10,058	174,707
Richardson Electronics Ltd.	4,813	56,264
Rofin-Sinar Technologies, Inc. (a)	7,968	282,386
SRS Labs Inc. (a)	2,855	25,153
Spectrum Control, Inc. (a)	3,858	57,831

		2,048,289

Energy Equipment — 0.2%
Capstone Turbine Corp. (a)	74,225	71,241
Energy Conversion Devices, Inc. (a)	13,908	63,977
Evergreen Solar, Inc. (a)(b)	60,516	35,281
FuelCell Energy, Inc. (a)	31,215	72,106
GT Solar International, Inc. (a)	16,949	154,575
PowerSecure International, Inc. (a)	4,805	37,383
STR Holdings, Inc. (a)	8,135	162,700

		597,263

Engineering & Contracting Services — 0.5%
Dycom Industries, Inc. (a)	10,628	156,763
Exponent, Inc. (a)	3,921	147,155
Furmamite Corp. (a)	10,777	74,469
Hill International, Inc. (a)	7,044	45,575
Layne Christensen Co. (a)	5,598	192,683
MYR Group, Inc. (a)	5,845	122,745
Mastec, Inc. (a)	14,840	216,516
Michael Baker Corp. (a)	2,393	74,422
Mistras Group, Inc. (a)	4,735	63,828
Tetra Tech, Inc. (a)	17,187	430,706
VSE Corp.	1,173	38,732

		1,563,594

Entertainment — 0.4%
Ascent Media Corp., Class A (a)	4,280	165,893
CKx, Inc. (a)	15,485	62,405
Cinemark Holdings, Inc.	16,272	280,529
Lions Gate Entertainment Corp. (a)	19,947	129,855
Live Nation Entertainment, Inc. (a)	39,468	450,725
LodgeNet Interactive Corp. (a)	8,242	35,028
Rentrak Corp. (a)	2,896	87,343
Warner Music Group Corp. (a)	13,332	75,059
World Wrestling Entertainment, Inc.	7,119	101,375

		1,388,212

Environmental, Maintenance, & Security Service — 0.7%
ABM Industries, Inc.	14,481	380,850
The Brink’s Co.	13,331	358,337
G&K Services, Inc., Class A	5,185	160,268
The Geo Group, Inc. (a)	16,971	418,505
Healthcare Services Group, Inc.	18,539	301,630
Mac-Gray Corp.	3,791	56,675
Rollins, Inc.	17,166	339,029
Standard Parking Corp. (a)	4,544	85,836
Unifirst Corp.	3,889	214,090

		2,315,220

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Fertilizers — 0.0%
Rentech, Inc. (a)	64,661	$78,886

Financial Data & Systems — 0.8%
Advent Software, Inc. (a)	4,325	250,504
Cardtronics, Inc. (a)	7,404	131,051
Cass Information Systems, Inc.	2,384	90,449
Euronet Worldwide, Inc. (a)	14,020	244,509
Fair Isaac Corp.	11,427	267,049
Global Cash Access, Inc. (a)	16,150	51,519
Heartland Payment Systems, Inc.	10,871	167,631
Higher One Holdings, Inc. (a)	3,197	64,675
Jack Henry & Associates, Inc.	23,682	690,330
Online Resources Corp. (a)	7,311	33,996
S1 Corp. (a)	15,357	105,963
Wright Express Corp. (a)	10,793	496,478

		2,594,154

Foods — 1.0%
B&G Foods, Inc., Class A	13,669	187,675
Chiquita Brands International, Inc. (a)	12,202	171,072
Diamond Foods, Inc.	6,091	323,919
Dole Food Co.,Inc. (a)	10,876	146,935
Hain Celestial Group, Inc. (a)	11,456	309,999
J&J Snack Foods Corp.	3,993	192,622
John B. Sanfilippo & Son, Inc. (a)	2,400	29,856
Lancaster Colony Corp.	5,319	304,247
Medifast, Inc. (a)	3,726	107,607
Natures Sunshine Prods, Inc. (a)	1,998	17,942
Nutraceutical International Corp. (a)	2,499	35,461
Seneca Foods Corp. (a)	2,214	59,734
Smart Balance, Inc. (a)	19,827	85,851
Snyders-Lance, Inc.	7,361	172,542
Synutra International, Inc. (a)	5,592	75,212
Tootsie Roll Industries, Inc. (b)	6,510	188,595
TreeHouse Foods, Inc. (a)	9,559	488,369
United Natural Foods, Inc. (a)	13,305	488,028

		3,385,666

Forest Products — 0.1%
Deltic Timber Corp.	3,070	172,964
Universal Forest Products, Inc.	5,542	215,584

		388,548

Forms & Bulk Printing Services — 0.2%
Consolidated Graphics, Inc. (a)	2,559	123,932
Deluxe Corp.	14,525	334,365
Ennis, Inc.	7,538	128,900
Innerworkings, Inc. (a)	6,187	40,525
M&F Worldwide Corp. (a)	3,188	73,643
Multi-Color Corp.	3,463	67,390
Schawk, Inc.	3,365	69,252

		838,007

Fruit & Grain Processing — 0.0%
MGP Ingredients, Inc.	3,933	43,420

Funeral Parlors & Cemeteries — 0.1%
Matthews International Corp., Class A	8,281	289,669
Stewart Enterprises, Inc., Class A	22,211	148,592

		438,261

Gas Pipeline — 0.0%
Crosstex Energy, Inc.	11,553	102,360

Glass — 0.0%
Apogee Enterprises, Inc.	8,299	111,788

Gold — 0.6%
Allied Nevada Gold Corp. (a)	20,807	547,432
Capital Gold Corp. (a)	17,576	89,110
Coeur d’Alene Mines Corp. (a)	24,393	666,417
Golden Star Resources Ltd. (a)	72,556	333,032
Jaguar Mining, Inc. (a)	24,168	172,318
US Gold Corp. (a)	25,079	202,388

		2,010,697

Health Care Facilities — 0.6%
Amsurg Corp. (a)	8,820	184,779
Assisted Living Concepts, Inc. (a)	2,928	95,248
Capital Senior Living Corp. (a)	8,621	57,761
Contiucare Corp. (a)	8,969	41,975
Emeritus Corp. (a)	6,319	124,547
The Ensign Group, Inc.	4,084	101,569
Five Star Quality Care, Inc. (a)	9,511	67,243
Hanger Orthopedic Group, Inc. (a)	7,373	156,234
HealthSouth Corp. (a)	26,167	541,919
Kindred Healthcare, Inc. (a)	11,204	205,817
LCA-Vision, Inc. (a)	4,820	27,715
MedCath Corp. (a)	6,149	85,778
National Healthcare Corp.	2,595	120,071
Select Medical Holdings Corp. (a)	13,893	101,558
Skilled Healthcare Group, Inc., Class A (a)	6,242	56,053
Sunrise Senior Living, Inc. (a)	16,340	89,053
US Physical Therapy, Inc. (a)	3,213	63,682

		2,121,002

Health Care Management Services — 1.0%
AMERIGROUP Corp. (a)	14,235	625,201
American Dental Partners, Inc. (a)	5,099	68,887
Bioscript, Inc. (a)	12,427	64,993
Catalyst Health Solutions, Inc. (a)	10,553	490,609
Centene Corp. (a)	13,736	348,070
Computer Programs & Systems, Inc.	2,708	126,843
HealthSpring, Inc. (a)	16,101	427,160
Magellan Health Services, Inc. (a)	9,129	431,619
MedQuist Inc.	3,203	27,706
Metropolitan Health Networks, Inc. (a)	10,827	48,397
Molina Healthcare, Inc. (a)	4,133	115,104
Triple-S Management Corp. (a)	5,696	108,680
Universal American Financial Corp.	8,747	178,876
WellCare Health Plans, Inc. (a)	11,883	359,104

		3,421,249

Health Care Services — 1.3%
AMN Healthcare Services, Inc. (a)	11,567	71,021
Accretive Health, Inc. (a)	3,635	59,069
Air Methods Corp. (a)	3,041	171,117
Alliance Healthcare Services, Inc. (a)	7,266	30,808
Allied Healthcare International, Inc. (a)	12,096	30,361
Almost Family, Inc. (a)	2,370	91,055
Amedisys, Inc. (a)	7,896	264,516
athenahealth, Inc. (a)(b)	9,331	382,384
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Services (concluded)
CardioNet, Inc. (a)	6,020	$28,174
Chemed Corp.	6,277	398,652
Chindex International, Inc. (a)	4,132	68,137
Corvel Corp. (a)	2,010	97,183
Cross Country Healthcare, Inc. (a)	8,368	70,877
ExamWorks Group, Inc. (a)	3,291	60,818
Gentiva Health Services, Inc. (a)	8,396	223,334
HMS Holdings Corp. (a)	7,521	487,135
Healthways, Inc. (a)	9,598	107,114
IPC The Hospitalist Co., Inc. (a)	4,653	181,513
LHC Group, Inc. (a)	4,227	126,810
MWI Veterinary Supply, Inc. (a)	3,513	221,846
Medidata Solutions, Inc. (a)	5,179	123,674
Omnicell, Inc. (a)	8,995	129,978
PharMerica Corp. (a)	8,626	98,768
Quality Systems, Inc. (b)	5,269	367,882
RehabCare Group, Inc. (a)	7,132	169,028
Rural/Metro Corp. (a)	5,805	84,637
Sun Healthcare Group Inc. (a)	7,668	97,077
Team Health Holdings, Inc. (a)	4,741	73,675
Transcend Services, Inc. (a)	2,798	54,813

		4,371,456

Health Care: Miscellaneous — 0.1%
MedAssets, Inc. (a)	12,070	243,693
The Providence Service Corp. (a)	4,028	64,730

		308,423

Home Building — 0.2%
Beazer Homes USA, Inc. (a)(b)	19,013	102,480
Hovnanian Enterprises, Inc., Class A (a)(b)	16,382	67,002
M/I Homes, Inc. (a)	6,002	92,311
Meritage Homes Corp. (a)	9,116	202,375
Ryland Group, Inc.	12,494	212,773
Standard-Pacific Corp. (a)	29,587	136,100

		813,041

Hotel/Motel — 0.3%
Gaylord Entertainment Co. (a)(b)	9,822	353,003
Marcus Corp.	6,181	82,022
Morgans Hotel Group Co. (a)	6,954	63,073
Orient Express Hotels Ltd., Class A (a)	27,882	362,187

		860,285

Household Appliances — 0.1%
National Presto Industries, Inc.	1,310	170,313

Household Equipment & Products — 0.2%
American Greetings Corp., Class A	11,160	247,306
Blyth, Inc.	1,589	54,789
CSS Industries, Inc.	2,155	44,414
Central Garden & Pet Co., Class A (a)	15,543	153,565
Helen of Troy Ltd. (a)	8,684	258,262
Libbey, Inc. (a)	4,923	76,159

		834,495

Household Furnishings — 0.2%
American Woodmark Corp.	2,821	69,227
Ethan Allen Interiors, Inc.	6,721	134,487
Furniture Brands International, Inc. (a)	13,612	69,966
Hooker Furniture Corp.	3,616	51,094
Kid Brands, Inc. (a)	3,219	27,522
Kirkland’s, Inc. (a)	5,129	71,960
La-Z-Boy, Inc. (a)	14,172	127,831
Lifetime Brands, Inc. (a)	3,057	42,920
Sealy Corp. (a)(b)	13,256	38,708
Select Comfort Corp. (a)	15,196	138,740

		772,455

Insurance: Life — 0.5%
American Equity Investment Life Holding Co.	16,358	205,293
CNO Financial Group, Inc. (a)	61,894	419,641
Citizens, Inc. (a)	11,072	82,486
Delphi Financial Group, Inc., Class A	13,193	380,486
FBL Financial Group, Inc., Class A	3,792	108,717
Kansas City Life Insurance Co.	1,186	39,174
Life Partners Holdings, Inc.	2,272	43,463
National Western Life Insurance Co., Class A	616	102,700
The Phoenix Cos., Inc. (a)	35,222	89,464
Presidential Life Corp.	6,613	65,667
Primerica, Inc.	6,401	155,224

		1,692,315

Insurance: Multi-Line — 0.6%
Alterra Capital Holdings Ltd.	26,686	577,485
Crawford & Co., Class B (a)	8,394	28,540
eHealth, Inc. (a)	6,702	95,101
Flagstone Reinsurance Holdings SA	14,819	186,719
Horace Mann Educators Corp.	10,981	198,097
Maiden Holdings Ltd.	14,600	114,756
Pico Holdings, Inc. (a)	6,453	205,206
Platinum Underwriters Holdings Ltd.	11,251	505,958

		1,911,862

Insurance: Property-Casualty — 1.7%
American Safety Insurance Holdings Ltd. (a)	2,775	59,330
Amerisafe, Inc. (a)	4,659	81,533
AmTrust Financial Services, Inc.	6,124	107,170
Argo Group International Holdings Ltd.	8,550	320,198
Baldwin & Lyons, Inc., Class B	2,672	62,872
CNA Surety Corp. (a)	4,978	117,879
Donegal Group, Inc., Class A	3,801	55,039
EMC Insurance Group, Inc.	1,220	27,621
Employers Holdings, Inc.	10,651	186,180
Enstar Group Ltd. (a)	2,000	169,160
FPIC Insurance Group, Inc. (a)	2,797	103,377
First American Financial Corp.	28,911	431,930
First Mercury Financial Corp.	4,283	70,241
Global Indemnity Plc (a)	4,063	83,088
Greenlight Capital Re Ltd. (a)	7,991	214,239
Hallmark Financial Services, Inc. (a)	3,125	28,438
Harleysville Group, Inc.	3,337	122,601
Hilltop Holdings, Inc. (a)	11,058	109,695
Infinity Property & Casualty Corp.	3,698	228,536
Meadowbrook Insurance Group, Inc.	15,729	161,222
Montpelier Re Holdings Ltd.	19,863	396,068
National Interstate Corp.	1,701	36,401
Navigators Group, Inc. (a)	3,393	170,838
The PMI Group, Inc. (a)	41,267	136,181
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance: Property-Casualty (concluded)
ProAssurance Corp. (a)	8,824	$534,734
RLI Corp.	4,986	262,114
Radian Group, Inc.	37,759	304,715
Safety Insurance Group, Inc.	3,560	169,349
SeaBright Holdings, Inc.	7,002	64,559
Selective Insurance Group, Inc.	14,954	271,415
State Auto Financial Corp.	4,480	78,042
Stewart Information Services Corp.	4,621	53,280
Tower Group, Inc.	11,064	283,017
United Fire & Casualty Co.	6,351	141,754

		5,642,816

International Trade & Diversified Logistic — 0.0%
Global Sources Ltd. (a)	6,515	62,023

Leisure Time — 0.6%
Callaway Golf Co.	17,662	142,532
Churchill Downs, Inc.	3,137	136,146
Interval Leisure Group, Inc. (a)	11,392	183,867
Life Time Fitness, Inc. (a)	11,638	477,042
Pool Corp.	14,068	317,093
Smith & Wesson Holding Corp. (a)	15,851	59,283
Speedway Motorsports, Inc.	3,970	60,820
Steinway Musical Instruments, Inc. (a)	1,615	32,058
Sturm Ruger & Co., Inc.	5,038	77,031
Vail Resorts, Inc. (a)	10,137	527,529
West Marine, Inc. (a)	4,954	52,413

		2,065,814

Luxury Items — 0.0%
Movado Group, Inc. (a)	4,897	79,038

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	1,915	53,275
Lindsay Manufacturing Co. (b)	3,448	204,915
Titan International, Inc. (b)	10,040	196,181
Titan Machinery, Inc. (a)	3,589	69,268

		523,639

Machinery: Construction & Handling — 0.1%
Astec Industries, Inc. (a)	5,569	180,491
Douglas Dynamics, Inc.	2,729	41,345
NACCO Industries, Inc., Class A	1,665	180,436

		402,272

Machinery: Engines — 0.1%
Briggs & Stratton Corp. (b)	13,749	270,718

Machinery: Industrial — 1.4%
Actuant Corp., Class A	18,814	500,829
Altra Holdings, Inc. (a)	7,410	147,163
Applied Industrial Technologies, Inc.	11,742	381,380
Chart Industries, Inc. (a)	8,083	273,044
Colfax Corp. (a)	6,529	120,199
Columbus McKinnon Corp. (a)	5,464	111,028
DXP Enterprises, Inc. (a)	2,538	60,912
EnPro Industries, Inc. (a)	5,683	236,185
Flow International Corp. (a)	12,968	53,039
Gerber Scientific, Inc. (a)	7,871	61,945
Graham Corp.	2,580	51,600
John Bean Technologies Corp.	8,120	163,456
Kadant, Inc. (a)	3,757	88,552
MTS Systems Corp.	4,474	167,596
Middleby Corp. (a)	4,614	389,514
Nordson Corp.	9,462	869,369
Sauer-Danfoss, Inc. (a)	3,362	94,976
Tecumseh Products Co., Class A (a)	5,555	72,493
Tennant Co.	5,299	203,535
Twin Disc, Inc.	2,412	72,022
Woodward Governor Co.	17,057	640,661

		4,759,498

Machinery: Specialty — 0.1%
Albany International Corp., Class A	7,840	185,730
Cascade Corp.	2,468	116,687
Presstek, Inc. (a)	8,791	19,516
Xerium Technologies, Inc. (a)	1,921	30,640

		352,573

Manufactured Housing — 0.0%
Cavco Industries, Inc. (a)	1,766	82,455
Skyline Corp.	2,564	66,869

		149,324

Medical & Dental Instruments & Supplies — 2.3%
Abiomed, Inc. (a)	8,678	83,396
Align Technology, Inc. (a)(b)	16,705	326,416
Alphatec Holdings, Inc. (a)	13,198	35,635
American Medical Systems Holdings, Inc. (a)	21,017	396,381
AngioDynamics, Inc. (a)	6,834	105,039
Antares Pharma Inc. (a)	26,215	44,566
Atrion Corp.	464	83,269
CONMED Corp. (a)	8,263	218,391
Cantel Medical Corp.	3,843	89,926
Cerus Corp. (a)	14,472	35,601
Conceptus, Inc. (a)	8,485	117,093
CryoLife, Inc. (a)	9,367	50,769
Cutera, Inc. (a)	3,601	29,852
Delcath Systems Inc. (a)(b)	12,269	120,236
Endologix, Inc. (a)	14,633	104,626
Exactech, Inc. (a)	2,225	41,875
Hansen Medical, Inc. (a)	13,638	20,048
Heartware International, Inc. (a)	2,571	225,142
ICU Medical, Inc. (a)	3,309	120,778
Immucor, Inc. (a)	19,543	387,538
Insulet Corp. (a)	12,279	190,324
Integra LifeSciences Holdings Corp. (a)	5,887	278,455
Invacare Corp.	8,189	246,980
Landauer, Inc.	2,693	161,499
MAKO Surgical Corp. (a)(b)	8,659	131,790
Medical Action Industries, Inc. (a)	3,794	36,347
Meridian Bioscience, Inc.	11,442	264,997
Merit Medical Systems, Inc. (a)	7,666	121,353
Neogen Corp. (a)	6,405	262,797
NuVasive, Inc. (a)	10,853	278,379
OraSure Technologies, Inc. (a)	12,424	71,438
Orthofix International NV (a)	4,802	139,258
Orthovita, Inc. (a)	17,416	35,006
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Medical & Dental Instruments & Supplies (concluded)
Owens & Minor, Inc.	17,336	$510,198
PSS World Medical, Inc. (a)	15,966	360,832
Quidel Corp. (a)	6,370	92,046
Rochester Medical Corp. (a)	2,911	31,788
Staar Surgical Co. (a)	10,971	66,923
Steris Corp.	16,245	592,293
SurModics, Inc. (a)	5,440	64,573
Symmetry Medical, Inc. (a)	10,591	97,967
Synovis Life Technologies, Inc. (a)	3,647	58,753
Unilife Corp. (a)	14,799	78,435
Vascular Solutions, Inc. (a)	4,400	51,568
Volcano Corp. (a)	14,036	383,323
West Pharmaceutical Services, Inc.	9,216	379,699
Wright Medical Group, Inc. (a)	10,460	162,444
Young Innovations, Inc.	1,422	45,518

		7,831,560

Medical Equipment — 1.5%
Abaxis, Inc. (a)	6,311	169,450
Accuray, Inc. (a)	15,114	102,019
Affymetrix, Inc. (a)	21,861	109,961
Analogic Corp.	3,431	169,869
ArthroCare Corp. (a)	7,616	236,553
Bruker BioSciences Corp. (a)	20,059	332,979
Caliper Life Sciences, Inc. (a)	13,459	85,330
Cyberonics, Inc. (a)	7,867	244,034
Cynosure, Inc., Class A (a)	2,515	25,728
DexCom, Inc. (a)	17,344	236,746
Dionex Corp. (a)	4,902	578,485
Greatbatch, Inc. (a)	6,591	159,173
Haemonetics Corp. (a)	6,876	434,426
IRIS International, Inc. (a)	4,373	44,736
Luminex Corp. (a)	10,705	195,687
MELA Sciences, Inc. (a)(b)	9,363	31,366
Masimo Corp.	14,437	419,684
Merge Healthcare, Inc. (a)	15,972	59,576
Natus Medical, Inc. (a)	7,848	111,285
NxStage Medical, Inc. (a)	7,201	179,161
Palomar Medical Technologies, Inc. (a)	4,943	70,240
Sirona Dental Systems, Inc. (a)	9,262	386,966
Solta Medical, Inc. (a)	15,700	47,885
SonoSite, Inc. (a)	3,951	124,852
Spectranetic Corp. (a)	10,944	56,471
Stereotaxis, Inc. (a)	10,106	38,706
Syneron Medical Ltd. (a)	10,776	109,807
Tomotherapy, Inc. (a)	15,964	57,630
Vital Images, Inc. (a)	4,790	66,964
Zoll Medical Corp. (a)	5,912	220,104

		5,105,873

Medical Services — 0.2%
America Service Group, Inc.	2,456	37,184
Bio-Reference Labs, Inc. (a)	6,873	152,443
eResearch Technology, Inc. (a)	13,873	101,967
Genoptix, Inc. (a)	5,155	98,048
Kendle International, Inc. (a)	4,053	44,137
Parexel International Corp. (a)	16,422	348,639

		782,418

Metal Fabricating — 0.6%
Ampco-Pittsburgh Corp.	2,707	75,931
Dynamic Materials Corp.	3,530	79,672
Haynes International, Inc.	3,332	139,378
Kaydon Corp.	9,302	378,777
L.B. Foster Co., Class A (a)	2,924	119,709
Metals USA Holdings Corp. (a)	3,643	55,519
Mueller Industries, Inc.	10,528	344,266
Mueller Water Products, Inc., Series A	44,725	186,503
Northwest Pipe Co. (a)	2,527	60,724
RBC Bearings, Inc. (a)	6,016	235,105
RTI International Metals, Inc. (a)	8,234	222,153
Worthington Industries, Inc.	15,892	292,413

		2,190,150

Metals & Minerals: Diversified — 0.9%
AMCOL International Corp.	6,762	209,622
Brush Engineered Materials, Inc. (a)	5,627	217,427
Contango ORE Inc. (a)	278	2,920
General Moly, Inc. (a)	18,514	119,971
Globe Specialty Metals, Inc.	17,292	295,520
Hecla Mining Co. (a)	71,080	800,361
Minerals Technologies, Inc.	5,227	341,898
Molycorp, Inc. (a)	7,154	356,985
Oil-Dri Corp. of America	1,497	32,170
Thompson Creek Metals Co., Inc. (a)	45,097	663,828
US Energy Corp. Wyoming (a)	7,411	45,059
United States Lime & Minerals, Inc. (a)	728	30,671

		3,116,432

Miscellaneous Consumer Staples — 0.0%
Spectrum Brands Holdings, Inc. (a)	5,218	162,645

Office Supplies & Equipment — 0.6%
ACCO Brands Corp. (a)	15,757	134,250
Electronics for Imaging, Inc. (a)	13,161	188,334
HNI Corp.	12,699	396,209
Herman Miller, Inc.	15,980	404,294
Kimball International, Inc., Class B	8,306	57,311
Knoll, Inc.	13,332	223,044
Steelcase, Inc., Class A	21,566	227,953
United Stationers, Inc. (a)	6,769	431,930

		2,063,325

Offshore Drilling & Other Services — 0.1%
Hercules Offshore, Inc. (a)	34,953	120,937
Vantage Drilling Co. (a)	46,103	93,589

		214,526

Oil Well Equipment & Services — 1.8%
Allis-Chalmers Energy, Inc. (a)	9,963	70,638
Basic Energy Services, Inc. (a)	6,663	109,806
CARBO Ceramics, Inc.	5,248	543,378
Cal Dive International, Inc. (a)	25,994	147,386
Complete Production Services, Inc. (a)	21,680	640,644
Dawson Geophysical Co. (a)	2,470	78,793
Dril-Quip, Inc. (a)	9,416	731,812
Global Industries Ltd. (a)	29,256	202,744
Golar LNG Ltd.	10,033	150,595
Gulf Island Fabrication, Inc.	4,117	116,017
Helix Energy Solutions Group, Inc. (a)	29,289	355,568
Hornbeck Offshore Services, Inc. (a)	6,679	139,458
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil Well Equipment & Services (concluded)
ION Geophysical Corp. (a)	35,056	$297,275
Key Energy Services, Inc. (a)	35,088	455,442
Lufkin Industries, Inc.	8,318	518,960
Matrix Service Co. (a)	7,862	95,759
Natural Gas Services Group (a)	3,749	70,894
Newpark Resources, Inc. (a)	25,550	157,388
OYO Geospace Corp. (a)	1,184	117,346
Parker Drilling Co. (a)	32,126	146,816
Pioneer Drilling Co. (a)	15,841	139,559
RPC, Inc.	11,931	216,190
Seahawk Drilling, Inc. (a)	4,013	35,916
T-3 Energy Services, Inc. (a)	3,636	144,822
Tesco Corp. (a)	8,657	137,473
Tetra Technologies, Inc. (a)	21,356	253,496
Union Drilling, Inc. (a)	5,000	36,400
Willbros Group, Inc. (a)	13,595	133,503

		6,244,078

Oil: Crude Producers — 2.8%
ATP Oil & Gas Corp. (a)	12,572	210,455
Abraxas Petroleum Corp. (a)	19,363	88,489
Apco Oil and Gas International, Inc.	2,582	148,465
Approach Resources, Inc. (a)	4,530	104,643
BPZ Resources, Inc. (a)(b)	27,350	130,186
Berry Petroleum Co., Class A	14,151	618,399
Bill Barrett Corp. (a)	12,617	518,937
Brigham Exploration Co. (a)	32,390	882,304
CAMAC Energy, Inc. (a)	12,646	25,166
Callon Petroleum Co. (a)	9,307	55,097
Carrizo Oil & Gas, Inc. (a)	8,579	295,890
Cheniere Energy, Inc. (a)	17,673	97,555
Clayton Williams Energy, Inc. (a)	1,716	144,093
Contango Oil & Gas Co. (a)	3,259	188,794
Delta Petroleum Corp. (a)(b)	57,892	43,998
Endeavour International Corp. (a)	6,259	86,374
Energy Partners Ltd. (a)	7,980	118,583
Energy XXI Bermuda Ltd. (a)	18,882	522,465
FX Energy, Inc. (a)(b)	13,204	81,205
GMX Resources Inc. (a)	9,582	52,893
Gastar Exploration Ltd. (a)	15,491	66,611
GeoResources, Inc. (a)	3,475	77,180
Goodrich Petroleum Corp. (a)	6,772	119,458
Gulfport Energy Corp. (a)	7,748	167,744
Harvest Natural Resources, Inc. (a)	9,106	110,820
Houston American Energy Corp.	5,116	92,548
Kodiak Oil & Gas Corp. (a)	48,935	322,971
Magnum Hunter Resources Corp. (a)	15,421	111,031
McMoRan Exploration Co. (a)(b)	26,600	455,924
Miller Petroleum, Inc. (a)	4,608	23,962
Northern Oil And Gas, Inc. (a)	14,942	406,572
Oasis Petroleum, Inc. (a)	13,493	365,930
Panhandle Oil & Gas, Inc.	2,254	61,805
Penn Virginia Corp.	12,871	216,490
Petroleum Development Corp. (a)	6,241	263,433
Petroquest Energy, Inc. (a)	14,924	112,378
Ram Energy Resources, Inc. (a)	20,867	38,395
Resolute Energy Corp. (a)	10,965	161,843
Rex Energy Corp. (a)	9,156	124,979
Rosetta Resources, Inc. (a)	14,738	554,738
Stone Energy Corp. (a)	11,897	265,184
Swift Energy Co. (a)	11,320	443,178
TransAtlantic Petroleum Ltd. (a)	41,201	137,199
Vaalco Energy, Inc. (a)	14,252	102,044
Venoco, Inc. (a)	5,644	104,132
W&T Offshore, Inc.	9,928	177,413
Warren Resources, Inc. (a)	20,216	91,376

		9,589,329

Oil: Refining & Marketing — 0.3%
CVR Energy, Inc. (a)	8,639	131,140
Clean Energy Fuels Corp. (a)(b)	13,108	181,415
Delek US Holdings, Inc.	3,617	26,332
Western Refining, Inc. (a)(b)	13,882	146,871
World Fuel Services Corp.	19,149	692,428

		1,178,186

Paints & Coatings — 0.2%
Ferro Corp. (a)	24,133	353,307
H.B. Fuller Co.	13,730	281,740

		635,047

Paper — 0.4%
Boise, Inc.	20,055	159,036
Buckeye Technologies, Inc.	10,853	228,021
Clearwater Paper Corp. (a)	3,233	253,144
Kapstone Paper and Packaging Corp. (a)	10,431	159,594
Neenah Paper, Inc.	4,231	83,266
P.H. Glatfelter Co.	13,091	160,627
Schweitzer-Mauduit International, Inc.	5,102	321,018
Wausau Paper Corp.	14,144	121,780

		1,486,486

Personal Care — 0.1%
Female Health Co.	4,865	27,682
USANA Health Sciences, Inc. (a)	1,811	78,688
WD-40 Co.	4,670	188,107

		294,477

Pharmaceuticals — 1.7%
Akorn, Inc. (a)	16,579	100,635
Alexza Pharmaceuticals, Inc. (a)	20,109	25,136
Alkermes, Inc. (a)	26,192	321,638
Ardea Biosciences, Inc. (a)	4,096	106,496
Auxilium Pharmaceuticals, Inc. (a)	11,884	250,752
Avanir Pharmaceuticals, Inc. (a)	25,426	103,738
BMP Sunstone Corp. (a)	7,474	74,067
BioCryst Pharmaceuticals, Inc. (a)	7,346	37,979
Biospecifics Technologies (a)	941	24,090
Cadence Pharmaceuticals, Inc. (a)(b)	8,926	67,391
Cambrex Corp. (a)	7,802	40,336
Corcept Therapeutics Inc. (a)	8,329	32,150
Depomed, Inc. (a)	15,975	101,601
Durect Corp. (a)	26,387	91,035
Eurand NV (a)	6,048	71,548
Hi-Tech Pharmacal Co., Inc. (a)	2,944	73,453
Impax Laboratories, Inc. (a)	17,716	356,269
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Inspire Pharmaceuticals, Inc. (a)	17,578	$147,655
Ironwood Pharmaceuticals, Inc. (a)	6,233	64,512
Isis Pharmaceuticals, Inc. (a)	26,819	271,408
Jazz Pharmaceuticals, Inc. (a)	4,518	88,914
MAP Pharmaceuticals, Inc. (a)	4,555	76,251
Medicines Co. (a)	15,244	215,398
Medicis Pharmaceutical Corp., Class A	16,868	451,894
Obagi Medical Products, Inc. (a)	4,854	56,064
Optimer Pharmaceuticals, Inc. (a)(b)	10,164	114,955
Pain Therapeutics, Inc.	9,856	66,528
Par Pharmaceutical Cos., Inc. (a)	9,642	371,313
Pharmacyclics, Inc. (a)	12,579	76,480
Pozen, Inc. (a)	7,391	49,150
Prestige Brands Holdings, Inc. (a)	11,461	136,959
Questcor Pharmaceuticals, Inc. (a)	15,416	227,078
SIGA Technologies, Inc. (a)	9,807	137,298
Salix Pharmaceuticals Ltd. (a)	15,916	747,415
Santarus, Inc. (a)	16,883	55,207
Sciclone Pharmaceuticals, Inc. (a)	9,599	40,124
Somaxon Pharmaceuticals, Inc. (a)(b)	10,881	34,275
Spectrum Pharmaceuticals, Inc. (a)	16,168	111,074
SuperGen, Inc. (a)	15,322	40,144
Vical, Inc. (a)	23,203	46,870
Vivus, Inc. (a)(b)	23,017	215,669
Xenoport, Inc. (a)	9,474	80,719

		5,801,668

Photography — 0.1%
CPI Corp.	1,364	30,758
Eastman Kodak Co. (a)	75,595	405,189

		435,947

Plastics — 0.1%
A Schulman, Inc.	8,955	204,980
Spartech Corp. (a)	8,818	82,536

		287,516

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc. (a)	9,933	135,486
Generac Holdings, Inc. (a)	5,700	92,169
Maxwell Technologies, Inc. (a)	7,390	139,597
Powell Industries, Inc. (a)	2,486	81,740
Power-One, Inc. (a)	19,602	199,940
Vicor Corp.	5,552	91,053

		739,985

Precious Metals & Minerals — 0.1%
Horsehead Holding Corp. (a)	11,875	154,850
Stillwater Mining Co. (a)	12,542	267,772

		422,622

Printing & Copying Services — 0.0%
Casella Waste Systems, Inc. (a)	6,770	47,999
Cenveo, Inc. (a)	16,875	90,113

		138,112

Producer Durables: Miscellaneous — 0.1%
Blount International, Inc. (a)	13,521	213,091
Park-Ohio Holdings Corp. (a)	2,083	43,555

		256,646

Production Technology Equipment — 1.2%
ATMI, Inc. (a)(c)	8,945	178,363
Axcelis Technologies, Inc. (a)	29,688	102,721
Brooks Automation, Inc. (a)	17,785	161,310
Cognex Corp.	11,186	329,092
Cohu, Inc.	6,543	108,483
Cymer, Inc. (a)	8,378	377,597
Electro Scientific Industries, Inc. (a)	7,947	127,390
Entegris, Inc. (a)	37,073	276,935
FEI Co. (a)	10,786	284,858
FSI International, Inc. (a)	11,682	51,634
Intevac, Inc. (a)	6,716	94,091
Kulicke & Soffa Industries, Inc. (a)	19,073	137,326
LTX-Credence Corp. (a)	13,925	103,045
MKS Instruments, Inc. (a)	13,799	337,938
Mattson Technology, Inc. (a)	13,255	39,765
Nanometrics, Inc. (a)	5,369	68,884
Photronics, Inc. (a)	14,837	87,687
Rudolph Technologies, Inc. (a)	9,575	78,802
Tessera Technologies, Inc. (a)	13,833	306,401
Ultra Clean Holdings, Inc. (a)	5,622	52,341
Ultratech, Inc. (a)	6,599	131,188
Veeco Instruments, Inc. (a)(b)	11,281	484,632

		3,920,483

Publishing — 0.2%
AH Belo Corp. (a)	5,824	50,669
Courier Corp.	2,809	43,596
The Dolan Co. (a)	8,415	117,137
Journal Communications, Inc., Class A (a)	13,672	69,044
Lee Enterprises, Inc. (a)	12,130	29,840
Martha Stewart Living Omnimedia, Inc., Class A (a)	9,097	40,209
McClatchy Co., Class A (a)	18,259	85,269
Media General, Inc., Class A (a)	6,190	35,778
Scholastic Corp.	8,601	254,073

		725,615

Radio & TV Broadcasters — 0.1%
Entercom Communications Corp. (a)	7,400	85,692
Entravision Communications Corp., Class A (a)	13,536	34,787
Fisher Communications, Inc. (a)	1,917	41,791
Gray Television, Inc. (a)	12,942	24,202
Lin TV Corp., Class A (a)	9,820	52,046
Sinclair Broadcast Group, Inc., Class A	13,411	109,702

		348,220

Railroad Equipment — 0.1%
American Railcar Industries, Inc. (a)	2,946	65,195
Freightcar America, Inc.	3,600	104,184
Greenbrier Cos., Inc. (a)	5,227	109,715

		279,094

Railroads — 0.2%
Genesee & Wyoming, Inc., Class A (a)	10,695	566,300
Railamerica, Inc. (a)	6,557	84,913

		651,213

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate — 0.2%
Avatar Holdings, Inc. (a)	3,071	$60,867
Consolidated-Tomoka Land Co.	1,421	41,067
Forestar Group, Inc. (a)	10,343	199,620
HFF, Inc., Class A (a)	5,892	56,917
Kennedy-Wilson Holdings, Inc. (a)	5,704	56,983
Tejon Ranch Co. (a)	3,901	107,472
Thomas Properties Group, Inc.	10,000	42,200

		565,126

Real Estate Investment Trusts (REITs) — 7.1%
Acadia Realty Trust	11,565	210,946
Agree Realty Corp.	2,415	63,249
Alexander’s, Inc.	584	240,772
American Campus Communities, Inc.	18,057	573,490
American Capital Agency Corp.	14,016	402,820
Anworth Mortgage Asset Corp.	32,285	225,995
Apollo Commercial Real Estate Finance, Inc.	6,006	98,198
Ashford Hospitality Trust, Inc. (a)	11,735	113,243
Associated Estates Realty Corp.	11,693	178,786
BioMed Realty Trust, Inc.	36,167	674,515
CBL & Associates Properties, Inc.	38,540	674,450
Campus Crest Communities Inc.	8,499	119,156
CapLease, Inc.	18,681	108,723
Capstead Mortgage Corp.	19,086	240,293
Cedar Shopping Centers, Inc.	17,380	109,320
Chatham Lodging Trust	3,147	54,286
Chesapeake Lodging Trust	5,022	94,464
Cogdell Spencer, Inc.	14,062	81,560
Colonial Properties Trust	21,729	392,208
Colony Financial, Inc.	4,051	81,101
Coresite Realty Corp.	5,462	74,502
Cousins Properties, Inc.	25,146	209,717
CreXus Investment Corp.	5,325	69,758
Cypress Sharpridge Investments, Inc.	13,900	179,449
DCT Industrial Trust, Inc.	60,489	321,197
DiamondRock Hospitality Co.	43,067	516,804
Dupont Fabros Technology, Inc.	11,415	242,797
Dynex Capital Corp.	7,178	78,384
Eastgroup Properties, Inc.	7,421	314,057
Education Realty Trust, Inc.	17,042	132,416
Entertainment Properties Trust	12,733	588,901
Equity Lifestyle Properties, Inc.	7,259	405,996
Equity One, Inc.	10,012	182,018
Excel Trust, Inc.	6,109	73,919
Extra Space Storage, Inc.	24,351	423,707
FelCor Lodging Trust, Inc. (a)	28,167	198,296
First Industrial Realty Trust, Inc. (a)	18,205	159,476
First Potomac Realty Trust	13,877	233,411
Franklin Street Properties Corp.	19,776	281,808
Getty Realty Corp.	5,991	187,398
Gladstone Commercial Corp.	2,799	52,705
Glimcher Realty Trust	24,338	204,439
Government Properties Income Trust	7,670	205,479
Hatteras Financial Corp. (b)	12,201	369,324
Healthcare Realty Trust, Inc.	17,187	363,849
Hersha Hospitality Trust	38,342	253,057
Highwoods Properties, Inc.	17,419	554,795
Home Properties, Inc.	10,247	568,606
Hudson Pacific Properties Inc.	4,548	68,447
Inland Real Estate Corp.	20,639	181,623
InvesCo. Mortgage Capital, Inc.	10,710	233,906
Investors Real Estate Trust	20,938	187,814
iStar Financial, Inc. (a)	26,319	205,815
Kilroy Realty Corp.	14,937	544,752
Kite Realty Group Trust	15,363	83,114
LTC Properties, Inc.	7,265	204,001
LaSalle Hotel Properties	19,447	513,401
Lexington Corporate Properties Trust	28,061	223,085
MFA Financial, Inc.	74,984	611,869
MPG Office Trust, Inc. (a)	15,904	43,736
Medical Properties Trust, Inc.	30,546	330,813
Mid-America Apartment Communities, Inc.	8,951	568,299
Mission West Properties, Inc.	6,057	40,521
Monmouth Real Estate Investment Corp., Class A	8,155	69,318
National Health Investors, Inc.	6,729	302,940
National Retail Properties, Inc.	22,612	599,218
Newcastle Investment Corp.	16,873	113,049
NorthStar Realty Finance Corp. (b)	23,413	111,212
Omega Healthcare Investors, Inc.	27,382	614,452
One Liberty Properties, Inc.	2,480	41,416
PS Business Parks, Inc.	5,213	290,468
Parkway Properties, Inc.	6,641	116,350
Pebblebrook Hotel Trust	10,710	217,627
Pennsylvania Real Estate Investment Trust	15,958	231,870
PennyMac Mortgage Investment Trust (d)	5,329	96,721
Post Properties, Inc.	13,498	489,977
Potlatch Corp.	11,042	359,417
RAIT Investment Trust (a)	29,403	64,393
Ramco-Gershenson Properties Trust	11,025	137,261
Redwood Trust, Inc.	22,240	332,043
Resource Capital Corp.	13,297	98,132
Retail Opportunity Investments Corp.	11,819	117,126
Sabra Healthcare REIT Inc.	6,848	126,003
Saul Centers, Inc.	1,979	93,706
Sovran Self Storage, Inc.	7,612	280,198
Starwood Property Trust, Inc.	13,525	290,517
Strategic Hotel Capital, Inc. (a)	40,432	213,885
Sun Communities, Inc.	5,660	188,535
Sunstone Hotel Investors, Inc. (a)	31,316	323,494
Tanger Factory Outlet Centers, Inc.	10,974	561,759
Terreno Realty Corp. (a)	3,767	67,542
Two Harbors Investment Corp.	7,240	70,880
UMH Properties, Inc.	3,019	30,794
U-Store-It Trust	26,625	253,736
Universal Health Realty Income Trust	2,771	101,225
Urstadt Biddle Properties, Inc., Class A	5,100	99,195
Walter Investment Management Corp.	6,623	118,817
Washington Real Estate Investment Trust	16,642	515,736
Winthrop Realty Trust	7,107	90,899

		24,054,947

Recreational Vehicles & Boats — 0.4%
Arctic Cat, Inc. (a)	3,278	47,990
Brunswick Corp.	24,883	466,308
Drew Industries, Inc.	5,231	118,848
Polaris Industries, Inc.	8,607	671,518
Winnebago Industries, Inc. (a)	8,586	130,507

		1,435,171

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Rental & Leasing Services: Consumer — 0.5%
Amerco, Inc. (a)	2,429	$233,281
Avis Budget Group, Inc. (a)	28,726	446,977
Dollar Thrifty Automotive Group, Inc. (a)	7,963	376,331
Rent-A-Center, Inc.	18,264	589,562

		1,646,151

Restaurants — 1.4%
AFC Enterprises, Inc. (a)	7,532	104,695
BJ’s Restaurants, Inc. (a)	6,232	220,800
Biglari Holdings, Inc. (a)	412	169,007
Bob Evans Farms, Inc.	8,669	285,730
Bravo Brio Restaurant Group, Inc. (a)	3,196	61,267
Buffalo Wild Wings, Inc. (a)	5,161	226,310
CEC Entertainment, Inc. (a)	6,276	243,697
California Pizza Kitchen, Inc. (a)	5,592	96,630
The Cheesecake Factory, Inc. (a)	16,690	511,715
Cracker Barrel Old Country Store, Inc.	6,582	360,496
Denny’s Corp. (a)	29,129	104,282
DineEquity, Inc. (a)	5,112	252,431
Domino’s Pizza, Inc. (a)	10,453	166,725
Jack in the Box, Inc. (a)	15,432	326,078
Jamba, Inc. (a)	15,119	34,320
Krispy Kreme Doughnuts, Inc. (a)	16,537	115,428
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	4,210	38,269
O’Charleys, Inc. (a)	6,021	43,351
P.F. Chang’s China Bistro, Inc.	6,435	311,840
Papa John’s International, Inc. (a)	6,071	168,167
Red Robin Gourmet Burgers, Inc. (a)	4,602	98,805
Ruby Tuesday, Inc. (a)	17,861	233,265
Ruth’s Hospitality Group, Inc. (a)	8,052	37,281
Sonic Corp. (a)	17,568	177,788
Texas Roadhouse, Inc., Class A (a)	16,259	279,167

		4,667,544

Scientific Instruments: Control & Filter — 0.7%
Brady Corp.	13,574	442,648
CIRCOR International, Inc.	4,835	204,424
ESCO Technologies, Inc.	7,294	276,005
Energy Recovery, Inc. (a)	10,937	40,029
The Gorman-Rupp Co.	3,373	109,015
L-1 Identity Solutions, Inc. (a)	21,034	250,515
Mine Safety Appliances Co.	7,211	224,478
PMFG, Inc. (a)	4,319	70,832
Robbins & Myers, Inc.	7,551	270,175
Sun Hydraulics, Inc.	3,477	131,431
Watts Water Technologies, Inc., Class A	8,220	300,770
X-Rite, Inc. (a)	8,486	38,781

		2,359,103

Scientific Instruments: Electrical — 1.2%
A123 Systems, Inc. (a)(b)	20,773	198,174
A.O. Smith Corp.	10,085	384,037
AZZ, Inc.	3,350	134,034
Advanced Battery Technologies, Inc. (a)	17,782	68,461
American Superconductor Corp. (a)(b)	13,836	395,571
Baldor Electric Co.	13,059	823,239
Ballantyne Strong, Inc. (a)	4,911	38,159
Broadwind Energy, Inc. (a)	24,807	57,304
Ener1, Inc. (a)	18,435	69,869
EnerSys (a)	13,437	431,596
Franklin Electric Co., Inc.	6,375	248,115
GrafTech International Ltd. (a)	33,612	666,862
Houston Wire & Cable Co.	4,860	65,318
Littelfuse, Inc.	6,014	283,019
SatCon Technology Corp. (a)	31,620	142,290
Taser International, Inc. (a)	19,241	90,433
UQM Technologies Inc. (a)	9,407	21,542

		4,118,023

Scientific Instruments: Gauges & Meters — 0.2%
Badger Meter, Inc.	4,217	186,476
Faro Technologies, Inc. (a)	4,657	152,936
Measurement Specialties, Inc. (a)	4,213	123,651
Zygo Corp. (a)	4,827	59,034

		522,097

Scientific Instruments: Pollution Control — 0.4%
Clean Harbors, Inc. (a)	6,286	528,527
Darling International, Inc. (a)	23,347	310,048
EnergySolutions, Inc.	24,218	134,894
Fuel Tech, Inc. (a)	4,784	46,453
Met-Pro Corp.	4,635	54,739
Metalico, Inc. (a)	10,052	59,106
Team, Inc. (a)	5,437	131,575
US Ecology, Inc.	5,386	93,609

		1,358,951

Securities Brokerage & Services — 0.6%
BGC Partners, Inc.	16,478	136,932
GFI Group, Inc.	19,254	90,301
Gladstone Investment Corp.	7,015	53,665
International Assets Holding Corp., Inc. (a)	3,747	88,429
Investment Technology Group, Inc. (a)	12,215	199,960
KBW, Inc.	9,961	278,111
Knight Capital Group, Inc., Class A (a)	25,731	354,830
LaBranche & Co., Inc. (a)	9,314	33,530
Ladenburg Thalmann Financial Services, Inc. (a)	23,642	27,661
MF Global Holdings Ltd. (a)	30,532	255,248
MarketAxess Holdings, Inc.	7,864	163,650
optionsXpress Holdings, Inc.	11,713	183,543
Penson Worldwide, Inc. (a)	7,129	34,861
SWS Group, Inc.	7,577	38,264
TradeStation Group, Inc. (a)	12,076	81,513

		2,020,498

Semiconductors & Components — 2.5%
AXT, Inc. (a)	9,186	95,902
Advanced Analogic Technologies, Inc. (a)	11,443	45,886
Amkor Technology, Inc. (a)	29,076	214,872
Anadigics, Inc. (a)	18,245	126,438
Applied Micro Circuits Corp. (a)	18,579	198,424
Cavium Networks, Inc. (a)	12,355	465,536
Ceva, Inc. (a)	5,769	118,265
Cirrus Logic, Inc. (a)	19,249	307,599
Conexant Systems, Inc. (a)	21,512	35,065
DSP Group, Inc. (a)	7,463	60,749
Diodes, Inc. (a)	9,303	251,088
Entropic Communications, Inc. (a)	18,306	221,137
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Components (concluded)
Exar Corp. (a)	9,676	$67,539
Formfactor, Inc. (a)	13,608	120,839
Hittite Microwave Corp. (a)	7,560	461,462
IXYS Corp. (a)	6,681	77,633
Integrated Device Technology, Inc. (a)	44,708	297,755
Integrated Silicon Solutions, Inc. (a)	7,810	62,714
Kopin Corp. (a)	20,001	83,204
Lattice Semiconductor Corp. (a)	32,983	199,877
MIPS Technologies, Inc. (a)	13,638	206,752
MaxLinear, Inc., Class A (a)	2,353	25,318
Micrel, Inc.	14,234	184,900
Microsemi Corp. (a)	23,096	528,898
Mindspeed Technologies, Inc. (a)	9,656	58,902
Monolithic Power Systems, Inc. (a)	9,247	152,761
MoSys, Inc. (a)	9,143	52,024
Netlogic Microsystems, Inc. (a)	17,439	547,759
Omnivision Technologies, Inc. (a)	14,804	438,347
PLX Technology, Inc. (a)	9,602	34,663
Pericom Semiconductor Corp. (a)	6,681	73,357
Power Integrations, Inc.	6,719	269,701
RF Micro Devices, Inc. (a)	74,875	550,331
Rubicon Technology, Inc. (a)(b)	4,365	92,014
Semtech Corp. (a)	17,250	390,540
Sigma Designs, Inc. (a)	8,958	126,935
Silicon Image, Inc. (a)	21,221	155,974
Spansion, Inc., Class A (a)	3,756	77,749
Standard Microsystems Corp. (a)	6,383	184,022
Supertex, Inc. (a)	2,706	65,431
Trident Microsystems, Inc. (a)	23,713	42,209
TriQuint Semiconductor, Inc. (a)	43,132	504,213
Volterra Semiconductor Corp. (a)	6,995	162,004
Zoran Corp. (a)	14,988	131,894

		8,568,682

Shipping — 0.6%
Baltic Trading Ltd.	4,253	43,423
DHT Holdings, Inc.	15,477	71,968
Eagle Bulk Shipping, Inc. (a)	18,333	91,298
Excel Maritime Carriers Ltd. (a)	11,924	67,132
Genco Shipping & Trading Ltd. (a)	7,599	109,426
General Maritime Corp.	21,897	71,165
Gulfmark Offshore, Inc., Class A (a)	6,658	202,403
Horizon Lines, Inc., Class A	7,957	34,772
International Shipholding Corp.	1,487	37,770
Knightsbridge Tankers Ltd.	6,671	148,563
Nordic American Tanker Shipping Ltd. (b)	12,946	336,855
Overseas Shipholding Group, Inc.	7,082	250,845
Scorpio Tankers, Inc. (a)	4,931	49,852
Ship Finance International Ltd.	12,673	272,723
Teekay Tankers Ltd., Class A	8,631	106,507
Ultrapetrol Bahamas Ltd. (a)	7,456	47,942

		1,942,644

Specialty Retail — 3.4%
America’s Car Mart, Inc. (a)	2,818	76,311
AnnTaylor Stores Corp. (a)	16,340	447,553
Asbury Automotive Group, Inc. (a)	8,005	147,932
Barnes & Noble, Inc. (b)	11,041	156,230
bebe Stores, Inc.	10,016	59,695
Big 5 Sporting Goods Corp.	6,616	101,026
Blue Nile, Inc. (a)	3,564	203,362
Brown Shoe Co., Inc.	12,396	172,676
The Buckle, Inc.	7,332	276,930
Build-A-Bear Workshop, Inc. (a)	4,575	34,953
Cabela’s, Inc., Class A (a)(b)	11,404	248,037
Casual Male Retail Group, Inc. (a)	12,980	61,525
The Cato Corp., Class A	7,687	210,701
Charming Shoppes, Inc. (a)	31,854	113,082
The Children’s Place Retail Stores, Inc. (a)	7,699	382,178
Christopher & Banks Corp.	11,047	67,939
Citi Trends, Inc. (a)	4,073	99,992
Coldwater Creek, Inc. (a)	15,822	50,156
Collective Brands, Inc. (a)	18,225	384,547
DSW, Inc., Class A (a)	3,966	155,071
Destination Maternity Corp. (a)	1,529	57,995
Dress Barn, Inc. (a)	16,482	435,454
Express, Inc.	4,703	88,416
The Finish Line, Inc., Class A	14,003	240,712
Genesco, Inc. (a)	6,594	247,209
Group 1 Automotive, Inc.	6,947	290,107
Haverty Furniture Cos., Inc.	5,412	70,248
hhgregg, Inc. (a)	3,708	77,683
Hibbett Sports, Inc. (a)	8,175	301,658
Hot Topic, Inc.	13,385	83,924
Jo-Ann Stores, Inc. (a)	7,609	458,214
Jos. A. Bank Clothiers, Inc. (a)	7,714	311,028
Lithia Motors, Inc., Class A	5,802	82,911
Lumber Liquidators Holdings, Inc. (a)	6,357	158,353
MarineMax, Inc. (a)	7,200	67,320
Men’s Wearhouse, Inc.	14,674	366,557
Midas, Inc. (a)	5,279	42,813
Monro Muffler, Inc.	8,388	290,141
Nu Skin Enterprises, Inc., Class A	13,495	408,359
OfficeMax, Inc. (a)	23,668	418,924
Pacific Sunwear of California, Inc. (a)	18,106	98,135
Penske Auto Group, Inc. (a)	12,565	218,882
The Pep Boys — Manny, Moe & Jack.	14,932	200,537
Pier 1 Imports, Inc. (a)	29,399	308,689
Regis Corp.	16,175	268,505
Retail Ventures, Inc. (a)	6,397	104,271
Rue21, Inc. (a)	4,317	126,531
Sally Beauty Co., Inc. (a)	26,406	383,679
Shoe Carnival, Inc. (a)	2,651	71,577
Shutterfly, Inc. (a)	7,503	262,830
Sonic Automotive, Inc.	11,572	153,213
Stage Stores, Inc.	11,100	192,474
Stamps.com, Inc.	3,109	41,194
Stein Mart, Inc.	8,185	75,711
Systemax, Inc.	3,543	49,956
The Talbots, Inc. (a)	19,271	164,189
Ulta Salon Cosmetics & Fragrance, Inc. (a)	8,830	300,220
Vitacost.com, Inc. (a)	3,712	15,869
Vitamin Shoppe, Inc. (a)	4,353	146,435
The Wet Seal, Inc., Class A (a)	28,686	106,138
Zumiez, Inc. (a)	5,812	156,168

		11,393,125

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Steel — 0.0%
Olympic Steel, Inc.	2,838	$81,394
Universal Stainless & Alloy Products, Inc. (a)	2,055	64,280

		145,674

Sugar — 0.0%
Imperial Sugar Co., New Shares	3,829	51,194

Synthetic Fibers & Chemicals — 0.0%
Zoltek Cos., Inc. (a)	7,893	91,164

Technology: Miscellaneous — 0.4%
Benchmark Electronics, Inc. (a)	17,445	316,801
CTS Corp.	10,129	112,027
Fabrinet (a)	2,967	63,790
LaBarge, Inc. (a)	3,842	60,358
Plexus Corp. (a)	11,426	353,520
Sanmina-SCI Corp. (a)	22,595	259,391
Vocus, Inc. (a)	4,824	133,432

		1,299,319

Telecommunications Equipment — 0.3%
Applied Signal Technology, Inc.	3,684	139,587
Arris Group, Inc. (a)	35,704	400,599
Brightpoint, Inc. (a)	19,082	166,586
Powerwave Technologies, Inc. (a)	37,889	96,238
Symmetricom, Inc. (a)	11,826	83,846
UTStarcom, Inc. (a)	36,206	74,584

		961,440

Textile Products — 0.1%
Culp, Inc. (a)	2,338	24,222
Interface, Inc., Class A	13,980	218,787
Unifi Inc. (a)	3,594	60,846

		303,855

Textiles, Apparel & Shoes — 2.0%
Carter’s, Inc. (a)	16,474	486,148
Cherokee, Inc.	2,626	49,395
Columbia Sportswear Co. (b)	3,184	191,995
Crocs, Inc. (a)	23,934	409,750
Deckers Outdoor Corp. (a)	10,738	856,248
G-III Apparel Group, Ltd. (a)	4,319	151,813
Iconix Brand Group, Inc. (a)	20,160	389,290
Joe’s Jeans, Inc. (a)	11,104	17,322
The Jones Group, Inc.	24,603	382,331
K-Swiss, Inc., Class A (a)	7,948	99,112
Kenneth Cole Productions, Inc., Class A (a)	1,973	24,643
Lacrosse Footwear, Inc.	1,607	26,355
Liz Claiborne, Inc. (a)	26,788	191,802
Maidenform Brands, Inc. (a)	6,451	153,340
Oxford Industries, Inc.	4,150	106,282
Perry Ellis International, Inc. (a)	2,958	81,256
Quiksilver, Inc. (a)	36,863	186,895
R.G. Barry Corp.	2,469	27,455
Skechers U.S.A., Inc., Class A (a)	9,505	190,100
Steven Madden Ltd. (a)	6,876	286,867
Timberland Co., Class A (a)	11,721	288,219
True Religion Apparel, Inc. (a)	7,295	162,387
Under Armour, Inc., Class A (a)	9,754	534,909
Vera Bradley, Inc. (a)	3,515	115,995
Volcom, Inc.	5,636	106,351
The Warnaco Group, Inc. (a)	12,297	677,196
Weyco Group, Inc.	2,288	56,033
Wolverine World Wide, Inc.	13,723	437,489

		6,686,978

Tobacco — 0.2%
Alliance One International, Inc. (a)	25,723	109,066
Star Scientific, Inc. (a)(b)	25,890	50,486
Universal Corp.	6,546	266,422
Vector Group Ltd.	12,814	221,938

		647,912

Toys — 0.1%
Jakks Pacific, Inc. (a)	7,617	138,782
Leapfrog Enterprises, Inc. (a)	10,348	57,431
RC2 Corp. (a)	6,130	133,450

		329,663

Transportation Miscellaneous — 0.2%
Dynamex, Inc. (a)	2,925	72,423
Echo Global Logistics, Inc. (a)	3,566	42,935
HUB Group, Inc., Class A (a)	10,486	368,478
Pacer International, Inc. (a)	10,668	72,969
Textainer Group Holdings Ltd.	2,701	76,951

		633,756

Truckers — 0.6%
Arkansas Best Corp.	7,215	197,835
Celadon Group, Inc. (a)	5,989	88,577
Forward Air Corp.	8,130	230,729
Heartland Express, Inc.	13,822	221,429
Knight Transportation, Inc.	16,549	314,431
Marten Transport Ltd.	4,439	94,906
Old Dominion Freight Line, Inc. (a)	11,594	370,892
Patriot Transportation Holding, Inc. (a)	419	38,950
Roadrunner Transportation Systems, Inc. (a)	2,926	42,310
Saia, Inc. (a)	4,815	79,881
USA Truck, Inc. (a)	2,058	27,227
Werner Enterprises, Inc.	11,976	270,658

		1,977,825

Utilities: Electrical — 1.6%
Allete, Inc.	8,705	324,348
Avista Corp.	15,368	346,087
Black Hills Corp.	10,960	328,800
CH Energy Group, Inc.	4,373	213,796
Central Vermont Public Service Corp.	3,495	76,401
Cleco Corp.	16,476	506,802
Dynegy, Inc. (a)	29,783	167,380
El Paso Electric Co. (a)	12,274	337,903
The Empire District Electric Co.	11,333	251,593
IDACORP, Inc.	13,081	483,735
MGE Energy, Inc.	6,476	276,914
NorthWestern Corp.	9,886	285,013
Otter Tail Corp.	10,421	234,889
PNM Resources, Inc.	25,030	325,891
Pike Electric Corp. (a)	4,459	38,258
Portland General Electric Co.	21,080	457,436
UIL Holdings Corp.	13,829	414,317
Unisource Energy Corp.	9,990	358,042
Unitil Corp.	3,936	89,505

		5,517,110

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Utilities: Gas Distributors — 1.1%
Chesapeake Utilities Corp.	3,046	$126,470
The Laclede Group, Inc.	5,938	216,975
New Jersey Resources Corp.	11,122	479,469
Nicor, Inc.	12,256	611,819
Northwest Natural Gas Co.	7,202	334,677
Piedmont Natural Gas Co.	19,260	538,510
South Jersey Industries, Inc.	7,981	421,556
Southwest Gas Corp.	12,308	451,334
WGL Holdings, Inc.	13,680	489,334

		3,670,144

Utilities: Telecommunications — 0.8%
Alaska Communications Systems Group, Inc.	12,137	134,721
Atlantic Tele-Network, Inc.	2,692	103,211
Cbeyond Communications, Inc. (a)	7,617	116,388
Cincinnati Bell, Inc. (a)	58,060	162,568
Cogent Communications Group, Inc. (a)	13,188	186,478
Consolidated Communications Holdings, Inc.	6,966	134,444
FiberTower Corp. (a)	14,944	66,650
General Communication, Inc., Class A (a)	13,704	173,493
Global Crossing Ltd. (a)	8,617	111,332
Globalstar, Inc. (a)	18,513	26,844
ICO Global Communications Holdings Ltd. (a)	25,018	37,527
IDT Corp., Class B	4,028	103,318
Iridium Communications, Inc. (a)	10,005	82,541
j2 Global Communications, Inc. (a)	12,718	368,186
NTELOS Holdings Corp.	8,491	161,753
Neutral Tandem, Inc. (a)	9,548	137,873
PAETEC Holding Corp. (a)	34,431	128,772
Premiere Global Services, Inc. (a)	16,448	111,846
Shenandoah Telecom Co.	6,908	129,387
USA Mobility, Inc.	6,187	109,943
Vonage Holdings Corp. (a)	31,678	70,959

		2,658,234

Utilities: Water — 0.2%
American States Water Co.	4,969	171,281
Artesian Resources Corp., Class A	1,997	37,843
California Water Service Group	5,402	201,332
Connecticut Water Service, Inc.	2,503	69,784
Consolidated Water Co., Inc.	4,169	38,230
Middlesex Water Co.	4,270	78,354
SJW Corp.	3,863	102,254
York Water Co.	4,375	75,644

		774,722

Total Common Stocks — 97.2%		328,812,277

	Par
Corporate Bonds	(000)

Asset Management & Custodian — 0.0%
GAMCO Investors, Inc., 0.00% 12/31/15 (a)	$6	6,448

Total Corporate Bonds — 0.0%		6,448

BlackRock Kelso Capital Corp. (d)	20,122	222,549
Gladstone Capital Corp.	6,364	73,313
Hercules Technology Growth Capital, Inc.	9,946	103,041
Kayne Anderson Energy Development Co.	3,186	57,380
Pennantpark Investment Corp.	10,729	131,323
Prospect Capital Corp.	21,298	230,018

Total Investment Companies — 0.3%		817,624

Warrants (e)

Alternative Energy — 0.0%
GreenHunter Energy, Inc. (Expires 8/27/11) (b)(f)	180	—

Technology Hardware & Equipment — 0.0%
Lantronix, Inc. (Expires 2/09/11)	138	—

Total Warrants — 0.0%		—

Total Long-Term Investments (Cost — $234,628,095) — 97.5%		329,636,349

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17%, (d)(g)	7,181,244	7,181,244

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (d)(g)(h)	$8,153	8,152,630

Total Short-Term Securities (Cost — $15,333,874) — 4.5%		15,333,874

Total Investments (Cost — $249,961,969*) — 102.0%		344,970,223

Liabilities in Excess of Other Assets — (2.0)%		(6,798,242)

Net Assets — 100.0%		$338,171,981

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$262,243,337

Gross unrealized appreciation	$92,244,989
Gross unrealized depreciation	(9,518,103)

Net unrealized appreciation	$82,726,886

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
(d)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial	Shares/	Shares/	Beneficial
	Interest Held	Beneficial	Beneficial	Interest Held	Value	Realized
	at December 31,	Interest	Interest	at December 31,	at December 31,	Gain
Affiliate	2009	Purchased	Sold	2010	2010	(Loss)	Income

BlackRock Kelso Capital Corp.	3,100	21,457	(4,435)	20,122	$222,549	$3,137	$13,911
BlackRock Liquidity Funds, TempFund, Institutional Class	9,452,117	—	(2,270,873)[1]	7,181,244	$7,181,244	—	$13,732
BlackRock Liquidity Series, LLC
Money Market Series	$17,386,620	—	$(9,233,990)[1]	$8,152,630	$8,152,630	—	$148,068
PennyMac Mortgage Investment Trust	3,500	2,915	(1,086)	5,329	$96,721	$(2,435)	$3,689

[1]	Represents net shares/beneficial interest sold.
(e)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(f)	Restricted security as to resale, representing 0.0% of net assets was as follows:

Acquisition
Issue	Date	Cost	Value

GreenHunter Energy, Inc.	6/27/08	—	—

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities.

•	For Series compliance purposes,the Series’industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31,2010 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation

108	Russell	ICE Futures	March 2011	$8,449,217	$(377)
	2000 EMINI	US Indices

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Series’ Notes to Financial Statements.
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Series’ investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[2]:
Common Stocks:
Advertising Agencies	$2,479,587	—	—	$2,479,587
Aerospace	4,707,327	—	—	4,707,327
Agriculture, Fishing & Ranching	1,308,140	—	—	1,308,140
Air Transport	3,496,570	—	—	3,496,570
Alternative Energy	530,728	—	—	530,728
Aluminum	542,387	—	—	542,387
Asset Management & Custodian	3,214,390	—	—	3,214,390
Auto Parts	2,931,919	—	—	2,931,919
Auto Services	402,629	—	—	402,629
Back Office Support, HR & Consulting	4,699,800	—	—	4,699,800
Banks: Diversified	19,129,500	—	—	19,129,500
Banks: Savings, Thrift & Mortgage Lending	3,393,830	—	—	3,393,830
Beverage: Brewers & Distillers	224,507	—	—	224,507
Beverage: Soft Drinks	412,354	—	—	412,354
Biotechnology	11,389,783	—	—	11,389,783
Building Materials	3,155,941	—	—	3,155,941
Building: Climate Control	458,173	—	—	458,173
Building: Roofing, Wallboard & Plumbing	229,111	—	—	229,111
Cable Television Services	230,045	—	—	230,045
Casinos & Gambling	981,720	—	—	981,720
Chemicals: Diversified	5,159,227	—	—	5,159,227
Chemicals: Specialty	1,681,624	—	—	1,681,624
Coal	1,162,389	—	—	1,162,389
Commercial Finance & Mortgage Companies	211,465	—	—	211,465
Commercial Services: Rental & Leasing	1,862,852	—	—	1,862,852
Commercial Vehicles & Parts	941,693	—	—	941,693
Communications Technology	10,868,951	—	—	10,868,951
Computer Services Software & Systems	22,602,405	—	—	22,602,405
Computer Technology	2,009,776	—	—	2,009,776
Construction	1,588,674	—	—	1,588,674
Consumer Electronics	526,454	—	—	526,454
Consumer Lending	3,004,502	—	—	3,004,502
Consumer Services: Miscellaneous	2,288,592	—	—	2,288,592
Containers & Packaging	1,432,151	—	—	1,432,151
Cosmetics	270,554	—	—	270,554
Diversified Financial Services	1,365,857	—	—	1,365,857
Diversified Manufacturing Operations	1,116,826	—	—	1,116,826
Diversified Materials & Processing	2,649,279	—	—	2,649,279
Diversified Media	328,700	—	—	328,700
Diversified Retail	2,316,139	—	—	2,316,139
Drug & Grocery Store Chains	2,267,921	—	—	2,267,921
Education Services	1,648,431	—	—	1,648,431
Electronic Components	2,210,027	—	—	2,210,027
Electronic Entertainment	587,666	—	—	587,666
Electronics	2,048,289	—	—	2,048,289
Energy Equipment	597,263	—	—	597,263
Engineering & Contracting Services	1,563,594	—	—	1,563,594
Entertainment	1,388,212	—	—	1,388,212
Environmental, Maintenance, & Security Service	2,315,220	—	—	2,315,220
Fertilizers	78,886	—	—	78,886
Financial Data & Systems	2,594,154	—	—	2,594,154
Foods	3,385,666	—	—	3,385,666
Forest Products	388,548	—	—	388,548
Forms & Bulk Printing Services	838,007	—	—	838,007
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master Small Cap Index Series
The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Series’ investments and derivatives (continued):

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[2]:
Common Stocks:
Fruit & Grain Processing	$43,420	—	—	$43,420
Funeral Parlors & Cemeteries	438,261	—	—	438,261
Gas Pipeline	102,360	—	—	102,360
Glass	111,788	—	—	111,788
Gold	2,010,697	—	—	2,010,697
Health Care Facilities	2,121,002	—	—	2,121,002
Health Care Management Services	3,421,249	—	—	3,421,249
Health Care Services	4,371,456	—	—	4,371,456
Health Care: Miscellaneous	308,423	—	—	308,423
Home Building	813,041	—	—	813,041
Hotel/Motel	860,285	—	—	860,285
Household Appliances	170,313	—	—	170,313
Household Equipment & Products	834,495	—	—	834,495
Household Furnishings	772,455	—	—	772,455
Insurance: Life	1,692,315	—	—	1,692,315
Insurance: Multi-Line	1,911,862	—	—	1,911,862
Insurance: Property-Casualty	5,642,816	—	—	5,642,816
International Trade & Diversified Logistic	62,023	—	—	62,023
Leisure Time	2,065,814	—	—	2,065,814
Luxury Items	79,038	—	—	79,038
Machinery: Agricultural	523,639	—	—	523,639
Machinery: Construction & Handling	402,272	—	—	402,272
Machinery: Engines	270,718	—	—	270,718
Machinery: Industrial	4,759,498	—	—	4,759,498
Machinery: Specialty	352,573	—	—	352,573
Manufactured Housing	149,324	—	—	149,324
Medical & Dental Instruments & Supplies	7,831,560	—	—	7,831,560
Medical Equipment	5,105,873	—	—	5,105,873
Medical Services	782,418	—	—	782,418
Metal Fabricating	2,190,150	—	—	2,190,150
Metals & Minerals: Diversified	3,116,432	—	—	3,116,432
Miscellaneous Consumer Staples	162,645	—	—	162,645
Office Supplies & Equipment	2,063,325	—	—	2,063,325
Offshore Drilling & Other Services	214,526	—	—	214,526
Oil Well Equipment & Services	6,244,078	—	—	6,244,078
Oil: Crude Producers	9,589,329	—	—	9,589,329
Oil: Refining & Marketing	1,178,186	—	—	1,178,186
Paints & Coatings	635,047	—	—	635,047
Paper	1,486,486	—	—	1,486,486
Personal Care	294,477	—	—	294,477
Pharmaceuticals	5,801,668	—	—	5,801,668
Photography	435,947	—	—	435,947
Plastics	287,516	—	—	287,516
Power Transmission Equipment	739,985	—	—	739,985
Precious Metals & Minerals	422,622	—	—	422,622
Printing & Copying Services	138,112	—	—	138,112
Producer Durables: Miscellaneous	256,646	—	—	256,646
Production Technology Equipment	3,920,483	—	—	3,920,483
Publishing	725,615	—	—	725,615
Radio & TV Broadcasters	348,220	—	—	348,220
Railroad Equipment	279,094	—	—	279,094
Railroads	651,213	—	—	651,213
Real Estate	565,126	—	—	565,126
Real Estate Investment Trusts (REITs)	24,054,947	—	—	24,054,947
Recreational Vehicles & Boats	1,435,171	—	—	1,435,171
Rental & Leasing Services: Consumer	1,646,151	—	—	1,646,151
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (concluded)	Master Small Cap Index Series
The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Series’ investments and derivatives (concluded):

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[2]:
Common Stocks:
Restaurants	$4,667,544	—	—	$4,667,544
Scientific Instruments: Control & Filter	2,359,103	—	—	2,359,103
Scientific Instruments: Electrical	4,118,023	—	—	4,118,023
Scientific Instruments: Gauges & Meters	522,097	—	—	522,097
Scientific Instruments: Pollution Control	1,358,951	—	—	1,358,951
Securities Brokerage & Services	2,020,498	—	—	2,020,498
Semiconductors & Components	8,568,682	—	—	8,568,682
Shipping	1,942,644	—	—	1,942,644
Specialty Retail	11,377,256		$15,869	11,393,125
Steel	145,674	—	—	145,674
Sugar	51,194	—	—	51,194
Synthetic Fibers & Chemicals	91,164	—	—	91,164
Technology: Miscellaneous	1,299,319	—	—	1,299,319
Telecommunications Equipment	961,440	—	—	961,440
Textile Products	303,855	—	—	303,855
Textiles, Apparel & Shoes	6,686,978	—	—	6,686,978
Tobacco	647,912	—	—	647,912
Toys	329,663	—	—	329,663
Transportation Miscellaneous	633,756	—	—	633,756
Truckers	1,977,825	—	—	1,977,825
Utilities: Electrical	5,517,110	—	—	5,517,110
Utilities: Gas Distributors	3,670,144	—	—	3,670,144
Utilities: Telecommunications	2,658,234	—	—	2,658,234
Utilities: Water	774,722	—	—	774,722
Corporate Bonds	—	$6,448	—	6,448
Investment Companies	817,624	—	—	817,624
Short-Term Securities	7,181,244	8,152,630	—	15,333,874

Total	$336,795,276	$8,159,078	$15,869	$344,970,223

[2]	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[3]
Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Equity contracts	$(377)	—	—	$(377)

[3]	Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/ depreciation on the instrument.
The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of December 31, 2009 —	—
Accrued discounts/premium	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	—
Purchases	—
Sales	—
Transfers in5	$15,869
Transfers out[5]	—

Balance, as of December 31, 2010	$15,869

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The net change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $0.

[5]	The Series’ policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.
See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Statement of Assets and Liabilities	Master Small Cap Index Series

December 31, 2010

Assets

Investments at value — unaffiliated (including securities loaned of $7,765,924) (cost — $234,327,179)	$329,317,079
Investments at value — affiliated (cost — $15,634,790)	15,653,144
Cash pledged as collateral for financial futures contracts	952,000
Cash	1,258
Dividends receivable	347,807
Contributions receivable from investors	118,507
Receivable from advisor	39,379
Securities lending income receivable — affiliated	12,105
Investments sold receivable	96
Prepaid expenses	9,447

Total assets	346,450,822

Liabilities

Collateral on securities loaned at value	8,152,630
Margin variation payable	55,037
Other affiliates payable	1,362
Directors’ fees payable	125
Other accrued expenses payable	69,687

Total liabilities	8,278,841

Net Assets	$338,171,981

Net Assets Consist of

Investors’ capital	$243,164,104
Net unrealized appreciation/depreciation	95,007,877

Net Assets	$338,171,981

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Statement of Operations	Master Small Cap Index Series

Year Ended December 31, 2010

Investment Income

Dividends — unaffiliated	$3,540,861
Foreign taxes withheld	(3,110)
Securities lending — affiliated	148,068
Dividends — affiliated	31,332

Total income	3,717,151

Expenses

Investment advisory	27,646
Custodian	126,874
Professional	84,100
Accounting services	68,403
Directors	9,377
Printing	836
Miscellaneous	10,155

Total expenses	327,391
Less fees waived and/or reimbursed by advisor	(111,964)

Total expenses after fees waived and/or reimbursed	215,427

Net investment income	3,501,724

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	(10,138,980)
Investments — affiliated	702
Financial futures contracts	248,961

(9,889,317)

Net change in unrealized appreciation/depreciation on:
Investments	60,793,710
Financial futures contracts	(88,950)

60,704,760

Total realized and unrealized gain	50,815,443

Net Increase in Net Assets Resulting from Operations	$54,317,167

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Statements of Changes in Net Assets	Master Small Cap Index Series

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$3,501,724	$4,243,420
Net realized loss	(9,889,317)	(30,867,280)
Net change in unrealized appreciation/depreciation	60,704,760	124,588,792
Net increase in net assets resulting from operations	54,317,167	97,964,932

Capital Transactions

Proceeds from contributions	226,075,632	171,416,855
Value of withdrawals	(171,857,514)	(384,465,211)
Net increase (decrease) in net assets derived from capital transactions	54,218,118	(213,048,356)

Net Assets

Total increase (decrease) in net assets	108,535,285	(115,083,424)
Beginning of year	229,636,696	344,720,120
End of year	$338,171,981	$229,636,696

Financial Highlights	Master Small Cap Index Series

	Year Ended December 31,
	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	27.19%	27.37%	(33.57)%	(1.46)%	18.13%

Ratios to Average Net Assets

Total expenses	0.12%	0.09%	0.08%	0.06%	0.07%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.08%	0.07%	0.07%	0.06%	0.07%

Net investment income	1.27%	1.27%	1.60%	1.69%	1.55%

Supplemental Data

Net assets, end of year (000)	$338,172	$229,637	$344,720	$630,394	$561,373

Portfolio turnover	42%	43%	42%	26%	40%

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements	Master Small Cap Index Series
1. Organization and Significant Accounting Policies:
Master Small Cap Index Series (the “Series”), a non-diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company.The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Series:
Valuation: The Series’ policy is to fair value its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.
The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.
In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.
Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.
Securities Lending: The Series may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)	Master Small Cap Index Series
Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Series files US federal and various state and local tax returns. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.
Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.
2. Derivative Financial Instruments:
The Series engages in various portfolio investment strategies using derivative contracts both to increase the return of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.
Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.
Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.
Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2010

	Liability Derivatives
	Statement of
	Assets and
	Liabilities
	Location	Value

	Net
	unrealized
	appreciation/
Equity contracts	depreciation*	$377

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010

Net Realized Gain From
Financial Futures Contracts
Equity contracts	$248,961

Net Change in Unrealized
Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(88,950)

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	104
Average notional value of contracts purchased	$7,098,137

3. Investment Advisory Agreement and Other Transactions with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but BAC and Barclays are not.
The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)	Master Small Cap Index Series
provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.
The Manager contractually agreed to waive and/or reimburse fees and/or expenses to ensure that the management fee of the Series, when combined with the administration fee of BlackRock Small Cap Index Fund of BlackRock Index Funds, Inc., would not exceed 0.30%. This agreement was terminated on December 1, 2010. For the year ended December 31, 2010 no fees were waived and/or reimbursed for the Series.
The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series (excluding dividend expense, interest expense, acquired fund fees and certain other Series expenses) will not exceed 0.08% of the average daily value of the Series’ net assets. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement before May 1, 2012 unless approved by the Board, including a majority of the non-interested directors. For the year ended December 31, 2010, the Series waived and/or reimbursed $106,243, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.
The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Series’ investment in other affiliated investment companies, if any. For the year ended December 31, 2010, the Manager waived advisory fees in the amount of $5,721, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.
The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager.The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.
For the year ended December 31, 2010, the Series reimbursed the Manager $5,038 for certain accounting services, which are included in accounting services in the Statement of Operations.
The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $36,692 in securities lending agent fees related to securities lending activities for the Series.
Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.
4. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2010, were $169,021,756 and $113,962,091, respectively.
5. Borrowings:
The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Series may borrow under the credit agreement to fund investor withdrawals. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of Octo-ber 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010. The Series did not borrow under the credit agreement during the year ended December 31, 2010.
6. Concentration, Market and Credit Risk:
In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (concluded)	Master Small Cap Index Series
in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterpar-ties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.
As of December 31, 2010, the Series invested a significant portion of its assets in securities in the financial services sector. Changes in economic conditions affecting the financial services sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.
7. Subsequent Events:
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm	Master Small Cap Index Series
To the Investors and Board of Directors of Quantitative Master Series LLC:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of Quantitative Master Series LLC as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2011

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Officers and Directors	Master Small Cap Index Series

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”)Overseen	Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc.(marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Officers and Directors (continued)	Master Small Cap Index Series

Number of BlackRock-
Advised Registered
		Length		Investment Companies
		of Time		(“RICs”) Consisting of
	Position(s)	Served as		Investment Portfolios
Name, Address	Held with	a		(“Portfolios”)	Public
and Year of Birth	Master LLC	Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committe Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2009; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]	Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Master LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

| | | | |
Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 289 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 289 Portfolios	None

[3]	Mr. Davis is an “interested person” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Officers and Directors (concluded)	Master Small Cap Index Series

	Position(s)	Length
Name, Address	Held with	of Time
and Year of Birth	Master LLC	Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principle thereof from 2004 to 2008.

[1]	Officers of the Master LLC serve at the pleasure of the Board of Directors.
Further information about the Master LLC’s Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Sub-Advisor	Custodian	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock Investment Management, LLC Plainsboro, NJ 08536	State Street Bank and Trust Company Boston, MA 02111	State Street Bank and Trust Company Princeton, NJ 08540	Public Accounting Firm Deloitte & Touche LLP Princeton, NJ 08540	Sidley Austin LLP New York, NY 10019
Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Master LLC.
Effective November 16, 2010, Ira Shapiro became Secretary of the Master LLC.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments December 31, 2010	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 8.6%
AGL Energy Ltd.	36,852	$574,488
AMP Ltd.	169,535	917,366
AXA Asia Pacific Holdings Ltd.	84,379	544,899
Alumina Ltd.	197,274	501,487
Amcor Ltd.	100,121	691,329
Asciano Group (a)	237,702	388,047
Australia & New Zealand Banking Group Ltd.	209,425	5,002,133
Australian Stock Exchange Ltd.	14,178	546,524
BGP Holdings Plc (a)	783,183	—
BHP Billiton Ltd.	274,798	12,778,392
Bendigo and Adelaide Bank Ltd.	29,862	304,111
Billabong International Ltd.	16,993	141,704
BlueScope Steel Ltd.	149,481	343,550
Boral Ltd.	57,533	284,608
Brambles Ltd.	116,064	845,421
CFS Retail Property Trust	173,084	311,462
CSL Ltd.	44,993	1,670,237
CSR Ltd.	121,841	209,299
Caltex Australia Ltd.	11,046	162,321
Coca-Cola Amatil Ltd.	46,125	512,902
Cochlear Ltd.	4,588	377,682
Commonwealth Bank of Australia Ltd.	126,733	6,585,102
Computershare Ltd.	36,181	398,787
Crown Ltd.	36,450	307,842
DB RREEF Trust	388,898	316,138
Fairfax Media Ltd.	171,024	245,237
Fortescue Metals Group Ltd. (a)	102,597	687,744
Foster’s Group Ltd.	158,076	918,941
General Property Trust	144,930	436,397
Goodman Fielder Ltd.	116,560	160,408
Goodman Group	521,205	346,384
Harvey Norman Holdings Ltd.	43,462	130,715
Incitec Pivot Ltd.	132,340	536,504
Insurance Australia Group Ltd.	170,369	676,636
Leighton Holdings Ltd.	10,946	345,004
Lend Lease Group	43,397	383,179
MacArthur Coal Ltd.	14,359	188,537
Macquarie Group Ltd.	28,257	1,069,260
Map Group	31,261	95,552
Metcash Ltd.	61,185	257,065
Mirvac Group	265,085	332,600
National Australia Bank Ltd.	174,226	4,226,987
Newcrest Mining Ltd.	62,551	2,594,523
OZ Mineral Ltd.	255,778	451,746
OneSteel Ltd.	107,501	284,787
Orica Ltd.	29,518	752,784
Origin Energy Ltd.	71,896	1,225,857
Paladin Resources Ltd. (a)	54,836	276,381
QBE Insurance Group Ltd.	85,035	1,579,190
QR National Ltd. (a)	139,757	393,094
Qantas Airways Ltd. (a)	88,991	231,196
Ramsay Health Care Ltd.	10,748	195,769
Rio Tinto Ltd.	35,707	3,126,751
SP AusNet	112,442	100,035
Santos Ltd.	68,600	923,604
Sims Metal Management Ltd.	13,095	288,034
Sonic Healthcare Ltd.	29,853	354,878
Stockland	195,033	718,405
Suncorp Group Ltd.	104,322	918,690
Tabcorp Holdings Ltd.	55,212	401,465
Tatts Group Ltd.	102,272	270,056
Telstra Corp. Ltd.	356,354	1,016,648
Toll Holdings Ltd.	54,447	319,501
Transurban Group	105,377	553,214
Wesfarmers Ltd., Ordinary Shares	82,305	2,696,246
Wesfarmers Ltd., Partially Protected Shares	12,351	408,546
Westfield Group	179,392	1,757,196
Westfield Retail Trust (a)	179,392	471,548
Westpac Banking Corp.	244,595	5,556,680
Woodside Petroleum Ltd.	51,068	2,224,550
Woolworths Ltd.	100,744	2,782,028
WorleyParsons Ltd.	15,599	427,235

		79,053,618

Austria — 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	15,540	733,441
IMMOFINANZ Immobilien Anlagen AG (a)	80,227	342,901
Immoeast AG NPV (a)	30,710	—
OMV AG	12,288	512,111
Raiffeisen International Bank Holding AG	3,999	220,285
Telekom Austria AG	27,364	385,694
Verbund — Oesterreichische Elektrizitaetswirtschafts AG	6,175	230,731
Vienna Insurance Group	3,349	174,551
Voestalpine AG	8,818	421,772

		3,021,486

Belgium — 0.9%
Anheuser-Busch InBev NV	59,259	3,386,011
Anheuser-Busch InBev NV WPR Strip (a)	24,368	130
Bekaert SA	3,181	365,031
Belgacom SA	12,482	419,359
Colruyt SA	6,100	310,205
Delhaize Group	8,175	604,569
Dexia NV (a)	44,011	152,903
Fortis	183,167	418,648
Groupe Bruxelles Lambert SA	6,597	555,062
KBC Bancassurance Holding (a)	13,262	451,875
Mobistar SA	2,338	151,708
Nationale A Portefeuille	2,247	109,953
     Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Belgium (concluded)
Solvay SA	4,872	$519,493
UCB SA	8,119	278,791
Umicore SA	9,429	490,914

		8,214,652

Bermuda — 0.1%
SeaDrill Ltd.	22,670	773,346

China — 0.0%
Foxconn International Holdings Ltd. (a)	179,313	125,168

Denmark — 1.0%
A.P.Moller — Maersk A/S, Class A	45	396,447
A.P. Moller — Maersk A/S, Class B	108	977,794
Carlsberg A/S	8,753	878,587
Coloplast A/S, Class B	1,866	253,576
DSV A/S	17,009	377,037
Danske Bank A/S (a)	37,247	955,213
Novo-Nordisk A/S, Class B	34,255	3,859,324
Novozymes A/S, Class B	3,779	527,294
TrygVesta A/S	2,275	104,913
Vestas Wind Systems A/S (a)	17,032	539,408
William Demant Holding (a)	1,985	146,741

		9,016,334

Finland — 1.1%
Elisa Corp.	10,661	232,112
Fortum Oyj	36,243	1,093,214
Kesko Oyj, Class B	5,511	257,531
Kone Oyj, Class B	12,667	703,556
Metso Oyj	10,528	588,943
Neste Oil Oyj	10,756	171,989
Nokia Oyj	307,149	3,181,702
Nokian Renkaat Oyj	8,836	324,661
Orion Oyj	7,586	166,077
Outokumpu Oyj	10,321	191,318
Pohjola Bank Plc	11,663	139,922
Rautaruukki Oyj	7,372	173,106
Sampo Oyj	34,259	916,072
Sanoma Oyj	6,877	149,153
Stora Enso Oyj, Class R	47,872	492,656
UPM-Kymmene Oyj	42,587	754,977
Wartsila Oyj	6,476	493,498

		10,030,487

France — 8.9%
AXA SA	140,585	2,340,099
Accor SA	12,098	539,178
Aeroports de Paris	2,495	197,192
Air France-KLM (a)	11,270	205,730
Air Liquide	23,182	2,935,176
Alcatel SA (a)	189,255	553,670
Alstom	16,850	807,641
Atos Origin SA (a)	3,692	196,886
BNP Paribas SA	78,431	4,995,004
BioMerieux	1,006	99,280
Bouygues	18,786	810,777
Bureau Veritas SA	3,936	298,695
CNP Assurances	12,028	217,094
Cap Gemini SA	11,914	556,975
Carrefour SA	49,057	2,022,745
Casino Guichard Perrachon SA	4,524	441,426
Christian Dior SA	5,228	747,782
Cie de Saint-Gobain SA	32,575	1,677,794
Cie Générale d’Optique Essilor International SA	16,634	1,071,745
Compagnie Généralé de Géophysique SA (a)	11,558	352,834
Compagnie Généralé des Etablissements Michelin	14,233	1,021,726
Credit Agricole SA	78,606	999,533
Dassault Systémes SA	4,808	362,961
EDP Renovaveis SA (a)	19,120	110,875
Edenred (a)	12,396	293,447
Eiffage	3,323	146,724
Electricité de France SA	21,047	864,350
Eramet	468	160,599
Eurazeo	2,412	178,976
European Aeronautic Defense and Space Co. (a)	33,345	778,107
Eutelsat Communications	8,009	293,316
Fonciére Des Regions	2,189	211,858
France Telecom SA	152,160	3,184,079
GDF Suez	101,225	3,635,513
Gecina SA	1,623	178,679
Groupe Danone	47,796	3,005,276
Groupe Eurotunnel SA	39,103	344,116
Hermes International	864	181,166
ICADE	1,913	195,340
Iliad SA	1,331	144,833
Imerys SA	3,106	207,317
JC Decaux SA (a)	5,627	173,259
Klepierre	7,759	280,237
L’Oreal SA	19,601	2,179,470
LVMH Moët Hennessy Louis Vuitton SA	20,075	3,306,446
Lafarge SA	16,407	1,029,977
Lagardere S.C.A.	9,607	396,092
Legrand Promesses	12,920	527,007
M6-Metropole Television SA	5,646	136,775
Natixis (a)	71,265	333,361
Neopost SA	2,501	218,109
PagesJaunes Groupe SA	10,867	98,817
Pernod-Ricard SA	16,216	1,526,400
Peugeot SA (a)	12,545	476,671
Pinault-Printemps-Redoute	6,210	988,705
Publicis Groupe	10,110	527,553
Renault SA (a)	15,773	918,182
Safran SA	13,534	479,759
Sanofi-Aventis	85,807	5,501,155
Schneider Electric SA	19,890	2,982,228
Scor SE	13,510	343,335
Société BIC SA	2,183	187,671
Société Générale SA	51,546	2,773,527
Société Télévision Française 1	9,864	171,478
Sodexho Alliance SA	7,683	530,163
Suez Environnement SA	21,938	453,220
Technip SA	8,110	749,636
Thales SA	7,174	251,285
Total SA	172,944	9,211,435
Unibail-Rodamco SE	7,482	1,481,422
Vallourec SA	8,896	935,316

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

France (concluded)
Veolia Environnement SA	28,237	$826,535
Vinci SA	36,048	1,961,650
Vivendi SA	100,725	2,721,756

		82,245,146

Germany — 8.1%
Adidas-Salomon AG	17,134	1,114,552
Allianz AG, Registered Shares	37,140	4,412,815
Axel Springer AG	1,214	197,918
BASF SE	75,155	5,997,593
Bayer AG	67,665	5,015,827
Bayerische Motoren Werke AG	27,092	2,134,498
Bayerische Motoren Werke AG, Preference Shares	4,252	218,622
Beiersdorf AG	8,201	455,075
Brenntag AG (a)	2,318	236,344
Celesio AG	6,290	156,750
Commerzbank AG (a)	58,084	432,425
Continental AG (a)	4,014	318,853
Daimler AG (a)	73,823	4,995,226
Deutsche Bank AG, Registered Shares	76,203	3,985,111
Deutsche Boerse AG	15,887	1,097,650
Deutsche Lufthansa AG (a)	18,793	408,799
Deutsche Post AG	69,113	1,172,516
Deutsche Telekom AG	232,525	2,997,529
E.ON AG	147,359	4,500,174
Fraport AG	3,007	189,851
Fresenius AG	2,292	192,332
Fresenius AG, Preference Shares	6,590	564,599
Fresenius Medical Care AG	15,901	914,197
GEA Group AG	13,334	385,331
Hannover Rueckversicherung AG, Registered Shares	4,935	264,737
HeidelbergCement AG	11,425	717,067
Henkel KGaA	10,588	545,909
Henkel KGaA, Preference Shares	14,575	903,675
Hochtief AG	3,665	310,690
Infineon Technologies AG (a)	88,518	825,102
K+S AG	11,763	886,603
Kabel Deutschland Holding AG (a)	4,419	207,223
Lanxess	6,808	535,296
Linde AG	13,835	2,092,950
MAN SE	8,631	1,028,003
Merck KGaA	5,316	425,601
Metro AG	10,594	764,641
Muenchener Rueckversicherungs AG, Registered Shares	15,420	2,335,432
Porsche Automobil Holding SE, Preference Shares	7,095	566,725
ProSieben SAT.1 Media AG, Preference Shares	6,266	188,077
Puma AG Rudolf Dassler Sport	420	139,190
Qiagen NV (a)	18,745	367,907
RWE AG	34,262	2,288,354
RWE AG, Preference Shares	3,102	198,960
SAP AG	70,432	3,592,220
Salzgitter AG	3,386	261,785
Siemens AG	67,324	8,339,736
Suedzucker AG	5,874	156,874
TUI AG (a)	12,274	172,180
ThyssenKrupp AG	27,366	1,136,917
United Internet AG	9,819	159,764
Volkswagen AG	2,425	343,964
Volkswagen AG, Preference Shares	13,904	2,260,633
Wacker Chemie AG	1,309	228,219

		74,339,021

Greece - 0.2%
Alpha Bank AE (a)	40,797	207,399
Bank of Cyprus Public Co. Ltd.	69,678	240,485
Coca-Cola Hellenic Bottling Co. SA	14,949	387,286
EFG Eurobank Ergasias SA (a)	27,241	136,739
Hellenic Telecommunications Organization SA	21,160	173,677
National Bank of Greece SA (a)	78,954	642,397
OPAP SA	17,926	310,154
Public Power Corp.	9,559	137,470

		2,235,607

Hong Kong — 2.8%
AIA Group Ltd. (a)	641,400	1,803,030
ASM Pacific Technology Ltd.	16,504	208,435
BOC Hong Kong Holdings Ltd.	303,900	1,033,419
Bank of East Asia Ltd.	124,332	520,275
CLP Holdings Ltd.	157,687	1,280,377
Cathay Pacific Airways Ltd.	99,263	273,819
Cheung Kong Holdings Ltd.	113,835	1,754,365
Cheung Kong Infrastructure Holdings Ltd.	37,500	171,687
Esprit Holdings Ltd.	94,887	451,368
Hang Lung Group Ltd.	66,000	433,631
Hang Lung Properties Ltd.	201,000	939,479
Hang Seng Bank Ltd.	62,753	1,031,053
Henderson Land Development Co., Ltd.	87,491	595,956
The Hong Kong & China Gas Ltd.	353,319	832,532
Hong Kong Exchanges and Clearing Ltd.	83,827	1,900,582
HongKong Electric Holdings Ltd.	113,000	712,356
Hopewell Holdings Ltd.	46,849	147,015
Hutchison Whampoa Ltd.	174,176	1,791,800
Hysan Development Co. Ltd.	48,791	229,583
Kerry Properties Ltd.	58,000	301,966
Li & Fung Ltd.	187,990	1,090,723
Lifestyle International Holdings Ltd.	52,466	129,102
The Link Real Estate Investment Trust	179,914	558,623
MTR Corp.	117,000	425,766
Mongolia Energy Co. Ltd. (a)	277,140	82,667
NWS Holdings Ltd.	109,500	166,186
New World Development Ltd.	207,484	389,281
Orient Overseas International Ltd.	18,057	175,036
PCCW Ltd.	321,000	141,978
SJM Holdings Ltd.	129,000	204,639
Sands China Ltd. (a)	202,600	445,381
Shangri-La Asia Ltd.	106,990	290,242
Sino Land Co.	138,421	258,644
Sun Hung Kai Properties Ltd.	116,324	1,930,002
Swire Pacific Ltd., Class A	63,077	1,036,357
Wharf Holdings Ltd.	112,870	867,795
Wheelock and Co., Ltd.	76,000	307,316
Wing Hang Bank Ltd.	14,500	200,430
Wynn Macau Ltd.	124,000	277,528
Yue Yuen Industrial Holdings Ltd.	59,285	213,261

		25,603,685

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Ireland — 0.2%
Anglo Irish Bank Corp. Plc (a)	62,641	—
Bank of Ireland (a)	276,647	$137,608
CRH Plc	57,632	1,198,544
Elan Corp. Plc (a)	40,603	228,928
James Hardie Industries SE, Chess Depository Interest(a)	34,963	242,440
Kerry Group Plc	11,530	384,729
Ryanair Holdings Plc	29,444	148,243

		2,340,492

Israel — 0.8%
Bank Hapoalim Ltd. (a)	80,458	418,888
Bank Leumi Le-Israel BM	96,283	493,534
Bezeq Israeli Telecommunication Corp. Ltd.	141,076	429,494
Cellcom Israel Ltd.	4,310	139,860
Delek Group Ltd.	304	78,382
Elbit Systems Ltd.	2,059	109,884
Israel Chemicals Ltd.	36,231	620,519
The Israel Corp. Ltd. (a)	197	239,017
Israel Discount Bank Ltd. (a)	52,473	119,457
Makhteshim-Agan Industries Ltd. (a)	18,550	95,270
Nice Systems Ltd. (a)	5,144	179,208
Partner Communications Co. Ltd.	7,239	146,548
Teva Pharmaceutical Industries Ltd.	76,618	3,987,845
United Mizrahi Bank Ltd.	10,047	110,491

		7,168,397

Italy — 2.4%
A2A SpA	94,579	130,176
Assicurazioni Generali SpA	95,543	1,819,104
Autogrill SpA (a)	9,990	141,436
Autostrade SpA	19,629	400,847
Banca Carige SpA	49,397	103,610
Banca Monte dei Paschi di Siena SpA (a)	180,685	206,292
Banco Popolare SpA	51,827	235,248
Enel Green Power SpA (a)	123,095	260,063
Enel SpA	539,599	2,703,957
Eni SpA	213,030	4,669,067
Exor SpA	5,439	179,519
Fiat SpA	62,899	1,300,823
Finmeccanica SpA	32,962	375,018
Intesa Sanpaolo SpA	629,648	1,711,787
Intesa Sanpaolo SpA, Non-Convertible Savings Shares	76,292	181,947
Luxottica Group SpA	9,379	286,715
Mediaset SpA	57,906	350,690
Mediobanca SpA	38,712	345,299
Parmalat SpA	140,429	385,207
Pirelli & C. SpA	20,321	164,443
Prysmian SpA	14,654	249,743
Saipem SpA	21,688	1,070,806
Snam Rete Gas SpA	117,430	584,772
Telecom Italia SpA	765,587	993,315
Telecom Italia SpA, Non-Convertible Savings Shares	493,132	536,721
Terna SpA	106,204	448,863
Unicredit SpA	1,105,400	2,291,679
Unione Di Banche Italiane ScpA	49,809	437,035

		22,564,182

Japan — 21.6%
The 77 Bank Ltd.	29,000	153,201
ABC-Mart, Inc.	2,200	78,361
Advantest Corp.	12,900	290,033
Aeon Co., Ltd.	48,800	608,941
Aeon Credit Service Co., Ltd.	6,100	85,833
Aeon Mall Co. Ltd.	6,900	184,579
Air Water Inc.	12,000	152,835
Aisin Seiki Co., Ltd.	15,600	549,689
Ajinomoto Co., Inc.	54,000	560,956
Alfresa Holdings Corp.	3,200	141,806
All Nippon Airways Co., Ltd. (a)	68,000	253,060
Amada Co., Ltd.	29,000	235,019
Aozora Bank Ltd.	46,000	94,879
Asahi Breweries Ltd.	31,500	607,970
Asahi Glass Co., Ltd.	83,100	966,439
Asahi Kasei Corp.	102,000	663,475
Asics Corp.	13,000	166,394
Astellas Pharma, Inc.	36,600	1,390,999
The Bank of Kyoto Ltd.	26,000	245,764
The Bank of Yokohama Ltd.	98,000	505,345
Benesse Holdings, Inc.	5,600	257,657
Bridgestone Corp.	52,900	1,018,271
Brother Industries Ltd.	19,100	281,895
Canon, Inc.	92,800	4,766,698
Canon Marketing Japan Inc.	5,700	80,966
Casio Computer Co., Ltd.	20,100	161,328
Central Japan Railway Co.	123	1,028,210
The Chiba Bank Ltd.	62,000	402,021
Chiyoda Corp.	13,000	128,758
Chubu Electric Power Co., Inc.	53,500	1,313,334
Chugai Pharmaceutical Co., Ltd.	18,200	333,251
The Chugoku Bank Ltd.	14,000	168,935
Chugoku Electric Power Co.	24,100	489,140
Chuo Mitsui Trust Holdings, Inc.	81,000	334,605
Citizens Holding Co., Ltd.	19,500	133,798
Coca-Cola West Holdings Co., Ltd.	4,500	81,456
Cosmo Oil Co., Ltd.	50,000	163,288
Credit Saison Co., Ltd.	12,100	197,468
Dai Nippon Printing Co., Ltd.	46,000	623,911
Dai-ichi Life Insurance Co.	655	1,060,034
Daicel Chemical Industries Ltd.	22,000	160,093
Daido Steel Co., Ltd.	25,000	146,372
Daihatsu Motor Co., Ltd.	16,000	244,780
Daiichi Sankyo Co., Ltd.	54,900	1,199,070
Daikin Industries Ltd.	19,100	674,719
Dainippon Pharma Co., Ltd.	13,400	121,544
Daito Trust Construction Co., Ltd.	6,400	437,392
Daiwa House Industry Co., Ltd.	40,000	489,987
Daiwa Securities Group, Inc.	135,000	692,497
Dena Co. Ltd.	6,500	232,874
Denki Kagaku Kogyo Kabushiki Kaisha	38,000	179,918
Denso Corp.	39,800	1,368,279
Dentsu, Inc.	13,313	411,335
Diamond Lease Co., Ltd.	4,690	185,117
Dowa Mining Co., Ltd.	21,350	139,482
East Japan Railway Co.	27,849	1,807,100
Eisai Co., Ltd.	20,400	736,997

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Electric Power Development Co.	9,400	$294,387
Elpida Memory, Inc. (a)	15,000	173,489
FamilyMart Co., Ltd.	5,200	195,637
Fanuc Ltd.	15,700	2,399,844
Fast Retailing Co., Ltd.	4,300	682,072
Fuji Electric Holdings Co., Ltd.	48,800	151,229
Fuji Heavy Industries Ltd.	48,000	370,166
Fuji Media Holdings, Inc.	44	69,314
Fuji Photo Film Co., Ltd.	37,900	1,365,108
Fujitsu Ltd.	153,000	1,060,037
Fukuoka Financial Group, Inc.	62,000	268,369
Furukawa Electric Co., Ltd.	51,000	228,235
GS Yuasa Corp.	30,000	206,849
Gree Inc.	7,400	93,854
The Gunma Bank Ltd.	32,000	175,160
The Hachijuni Bank Ltd.	35,000	195,011
Hakuhodo DY Holdings, Inc.	2,070	118,213
Hamamatsu Photonics KK	5,600	204,139
Hankyu Hanshin Holdings, Inc.	94,000	435,659
Hino Motors Ltd.	23,000	123,993
Hirose Electric Co., Ltd.	2,600	292,168
The Hiroshima Bank Ltd.	41,000	172,433
Hisamitsu Pharmaceutical Co., Ltd.	5,300	222,756
Hitachi Chemical Co., Ltd.	8,500	175,181
Hitachi Construction Machinery Co., Ltd.	7,800	186,166
Hitachi High-Technologies Corp.	5,900	137,474
Hitachi Ltd.	370,000	1,964,393
Hitachi Metals Ltd.	14,000	167,362
Hokkaido Electric Power Co., Inc.	14,800	302,227
Hokuhoku Financial Group, Inc.	104,100	211,039
Hokuriku Electric Power	14,300	351,127
Honda Motor Co., Ltd.	133,400	5,265,136
Hoya Corp.	35,300	853,526
IHI Corp.	106,000	235,338
Ibiden Co., Ltd.	10,400	326,231
Idemitsu Kosan Co., Ltd.	1,800	190,739
Inpex Corp.	175	1,021,893
Isetan Mitsukoshi Holdings Ltd.	30,305	351,234
Isuzu Motors Ltd.	97,000	438,315
Ito En, Ltd.	4,300	71,397
Itochu Corp.	123,200	1,241,331
Itochu Techno-Science Corp.	2,600	97,268
The Iyo Bank Ltd.	20,000	159,562
J Front Retailing Co. Ltd.	38,600	210,352
JFE Holdings, Inc.	37,700	1,307,147
JGC Corp.	17,000	368,452
JS Group Corp.	20,300	445,296
JSR Corp.	14,400	267,279
JTEKT Corp.	18,200	213,551
JX Holdings, Inc.	182,860	1,237,419
Japan Petroleum Explora	2,400	91,013
Japan Prime Realty Investment Corp.	58	178,352
Japan Real Estate Investment Corp.	40	414,384
Japan Retail Fund Investment Corp.	133	254,342
The Japan Steel Works, Ltd.	25,000	260,378
Japan Tobacco, Inc.	368	1,358,866
The Joyo Bank Ltd.	53,000	232,317
Jupiter Telecommunications Co., Ltd.	196	205,621
KDDI Corp.	238	1,372,484
Kajima Corp.	69,800	185,079
Kamigumi Co., Ltd.	21,000	175,757
Kaneka Corp.	25,000	172,728
The Kansai Electric Power Co., Inc.	61,400	1,514,051
Kansai Paint Co., Ltd.	18,000	173,802
Kao Corp.	44,000	1,182,504
Kawasaki Heavy Industries Ltd.	115,000	385,415
Kawasaki Kisen Kaisha Ltd.	55,000	239,456
Keihin Electric Express Railway Co., Ltd.	39,000	343,984
Keio Electric Railway Co., Ltd.	47,000	320,127
Keisei Electric Railway Co., Ltd.	24,000	159,747
Keyence Corp.	3,420	986,790
Kikkoman Corp.	13,000	145,269
Kinden Corp.	12,000	110,581
Kintetsu Corp.	133,000	415,585
Kirin Holdings Co., Ltd.	68,000	951,052
Kobe Steel Ltd.	204,000	515,454
Koito Manufacturing Co., Ltd.	8,000	124,370
Komatsu Ltd.	77,600	2,335,517
Konami Corp.	7,400	156,569
Konica Minolta Holdings, Inc.	39,000	403,079
Kubota Corp.	94,000	885,584
Kuraray Co., Ltd.	28,000	399,698
Kurita Water Industries Ltd.	9,100	285,668
Kyocera Corp.	13,300	1,351,246
Kyowa Hakko Kirin Co. Ltd.	21,000	215,669
Kyushu Electric Power Co., Inc.	30,800	689,550
Lawson, Inc.	4,900	241,897
MS&AD Insurance Group Holdings, Inc.	43,870	1,095,113
Mabuchi Motor Co., Ltd.	2,100	107,948
Makita Corp.	9,000	366,227
Marubeni Corp.	135,000	945,107
Marui Group Co. Ltd.	18,800	152,644
Maruichi Steel Tube Ltd.	3,700	78,456
Matsui Securities Co., Ltd.	9,400	66,582
Mazda Motor Corp.	122,400	349,140
McDonald’s Holdings Co. Japan Ltd.	5,500	137,810
Medipal Holdings Corp.	12,200	134,245
Meiji Holdings Co., Ltd.	5,493	247,880
Minebea Co., Ltd.	28,000	175,649
Miraca Holdings, Inc.	4,500	180,642
Mitsubishi Chemical Holdings Corp.	105,000	709,261
Mitsubishi Corp.	111,100	2,994,338
Mitsubishi Electric Corp.	158,000	1,650,985
Mitsubishi Estate Co., Ltd.	96,000	1,774,196
Mitsubishi Gas Chemical Co., Inc.	32,000	226,336
Mitsubishi Heavy Industries Ltd.	247,200	925,391
Mitsubishi Logistics Corp.	9,000	119,258
Mitsubishi Materials Corp. (a)	90,000	286,001
Mitsubishi Motors Corp. (a)	316,000	457,855
Mitsubishi Tanabe Pharma Corp.	18,000	303,433
Mitsubishi UFJ Financial Group, Inc.	1,042,074	5,618,989
Mitsui & Co., Ltd.	142,100	2,338,101
Mitsui Chemicals, Inc.	71,000	253,130
Mitsui Engineering & Shipbuilding Co., Ltd.	59,000	155,567
Mitsui Fudosan Co., Ltd.	68,000	1,351,404
Mitsui Mining & Smelting Co., Ltd.	47,000	154,578
Mitsui OSK Lines Ltd.	93,000	630,181

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Mitsumi Electric Co., Ltd.	6,800	$124,270
Mizuho Financial Group, Inc.	1,672,740	3,137,851
Murata Manufacturing Co., Ltd.	16,500	1,151,793
NEC Corp.	212,000	634,304
NGK Insulators Ltd.	21,000	341,125
NGK Spark Plug Co., Ltd.	13,000	198,662
NHK Spring Co., Ltd.	12,000	130,062
NKSJ Holdings, Inc. (a)	115,100	844,341
NOK Corp.	8,400	174,118
NSK Ltd.	36,000	323,761
NTN Corp.	41,000	216,373
NTT Data Corp.	101	348,309
NTT DoCoMo, Inc.	1,253	2,182,233
NTT Urban Development Co.	89	87,369
Nabtesco Corp.	7,800	165,844
Namco Bandai Holdings, Inc.	15,200	162,927
Nidec Corp.	8,800	887,340
Nikon Corp.	26,000	524,855
Nintendo Co., Ltd.	8,100	2,364,809
Nippon Building Fund, Inc.	42	430,430
Nippon Electric Glass Co.	28,500	409,086
Nippon Express Co., Ltd.	69,000	309,871
Nippon Meat Packers, Inc.	15,000	195,451
Nippon Paper Group, Inc.	7,894	206,640
Nippon Sanso Corp.	22,000	193,663
Nippon Sheet Glass Co., Ltd.	73,000	195,804
Nippon Steel Corp.	418,000	1,497,467
Nippon Telegraph & Telephone Corp.	42,476	1,934,264
Nippon Yusen Kabushiki Kaisha	125,000	550,321
The Nishi-Nippon City Bank Ltd.	56,000	169,378
Nissan Chemical Industries Ltd.	11,000	141,927
Nissan Motor Co., Ltd.	203,400	1,924,134
Nisshin Seifun Group, Inc.	15,500	196,213
Nisshin Steel Co., Ltd.	62,000	137,610
Nisshinbo Industries, Inc.	10,000	109,153
Nissin Foods Holdings Co., Ltd.	5,400	193,260
Nitori Co., Ltd.	3,000	262,153
Nitto Denko Corp.	13,410	628,939
Nomura Holdings, Inc.	289,100	1,834,361
Nomura Real Estate Holdings, Inc.	8,300	150,605
Nomura Real Estate Office Fund, Inc.	22	158,721
Nomura Research Institute Ltd.	8,100	179,943
OJI Paper Co., Ltd.	68,000	328,169
ORIX Corp.	8,550	837,688
Obayashi Corp.	53,000	243,307
Obic Co., Ltd.	600	123,221
Odakyu Electric Railway Co., Ltd.	51,000	474,040
Olympus Corp.	17,700	532,949
Omron Corp.	16,500	434,835
Ono Pharmaceutical Co., Ltd.	6,800	317,096
Oracle Corp. Japan	3,200	156,864
Oriental Land Co., Ltd.	4,100	379,218
Osaka Gas Co., Ltd.	158,000	612,477
Otsuka Holdings Co., Ltd.	20,500	504,988
Otsuka Shokai Co., Ltd.	1,300	88,455
Panasonic Corp.	160,400	2,264,655
Rakuten, Inc.	585	489,558
Resona Holdings, Inc.	51,256	305,521
Ricoh Co., Ltd.	55,000	801,956
Rinnai Corp.	3,000	182,884
Rohm Co., Ltd.	7,800	507,255
SBI Holdings, Inc.	1,670	251,839
SMC Corp.	4,400	750,844
Sankyo Co., Ltd.	4,500	253,545
Santen Pharmaceutical Co., Ltd.	5,900	204,554
Sapporo Hokuyo Holdings, Inc.	28,289	132,187
Sapporo Holdings Ltd.	23,000	103,888
Secom Co., Ltd.	17,100	807,989
Sega Sammy Holdings, Inc.	16,232	307,851
Seiko Epson Corp.	10,600	192,437
Sekisui Chemical Co., Ltd.	35,000	250,401
Sekisui House Ltd.	47,000	473,596
Senshu Ikeda Holdings, Inc.	49,470	70,458
Seven & I Holdings Co., Ltd.	61,700	1,641,476
Seven Bank Ltd.	56	118,416
Sharp Corp.	82,000	841,473
Shikoku Electric Power Co., Inc.	14,300	420,036
Shimadzu Corp.	20,000	154,913
Shimamura Co., Ltd.	1,900	175,863
Shimano, Inc.	5,400	273,750
Shimizu Corp.	48,000	204,474
Shin-Etsu Chemical Co., Ltd.	33,600	1,810,925
Shinko Electric Industries	6,200	69,172
Shinko Securities Co., Ltd.	48,300	137,728
Shinsei Bank Ltd.	81,000	105,421
Shionogi & Co., Ltd.	24,200	476,907
Shiseido Co., Ltd.	27,800	605,382
The Shizuoka Bank Ltd.	49,000	450,551
Showa Denko KK	116,000	260,238
Showa Shell Sekiyu KK	15,100	137,964
Softbank Corp.	66,400	2,289,502
Sojitz Corp.	102,000	223,034
Sony Corp.	82,200	2,939,855
Sony Financial Holdings, Inc.	71	285,941
Square Enix Holdings Co., Ltd.	5,300	93,746
Stanley Electric Co., Ltd.	11,900	221,285
Sumco Corp. (a)	9,400	133,851
Sumitomo Chemical Co., Ltd.	128,000	628,352
Sumitomo Corp.	91,800	1,292,293
Sumitomo Electric Industries Ltd.	61,300	847,116
Sumitomo Heavy Industries Ltd.	44,000	281,438
Sumitomo Metal Industries Ltd.	274,000	671,713
Sumitomo Metal Mining Co., Ltd.	42,000	731,562
Sumitomo Mitsui Financial Group, Inc.	110,050	3,896,555
Sumitomo Realty & Development Co., Ltd.	29,000	689,899
Sumitomo Rubber Industries, Ltd.	14,400	149,781
The Sumitomo Trust & Banking Co., Ltd.	116,000	726,699
Suruga Bank Ltd.	17,000	157,747
Suzuken Co., Ltd.	5,200	158,550
Suzuki Motor Corp.	27,700	680,002
Sysmex Corp.	2,800	193,658
T&D Holdings, Inc.	22,100	557,492

See Notes to Financial Statements. MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
TDK Corp.	9,900	$685,440
THK Co., Ltd.	9,700	221,866
Taisei Corp.	83,000	193,533
Taisho Pharmaceutical Co., Ltd.	11,000	240,416
Takashimaya Co., Ltd.	22,000	187,901
Takeda Pharmaceutical Co., Ltd.	61,400	3,016,326
Teijin Ltd.	77,000	327,827
Terumo Corp.	13,700	768,396
Tobu Railway Co., Ltd.	67,000	375,755
Toho Co., Ltd.	8,600	137,892
Toho Gas Co., Ltd.	35,000	174,718
Tohoku Electric Power Co., Inc.	34,600	770,344
Tokio Marine Holdings, Inc.	59,200	1,758,681
Tokuyama Corp.	25,000	128,856
The Tokyo Electric Power Co., Inc.	116,400	2,838,129
Tokyo Electron Ltd.	14,000	881,457
Tokyo Gas Co., Ltd.	209,000	925,507
Tokyo Steel Manufacturing Co., Ltd.	9,200	99,950
Tokyo Tatemono Co., Ltd.	32,000	147,490
Tokyu Corp.	92,000	420,857
Tokyu Land Corp.	38,000	190,158
TonenGeneral Sekiyu KK	23,000	250,958
Toppan Printing Co., Ltd.	44,000	400,415
Toray Industries, Inc.	116,700	695,710
Toshiba Corp.	329,000	1,785,577
Tosoh Corp.	45,000	145,726
Toto Ltd.	24,000	173,445
Toyo Seikan Kaisha Ltd.	12,200	231,120
Toyo Suisan Kaisha, Ltd.	8,000	177,622
Toyoda Gosei Co., Ltd.	5,700	133,360
Toyota Boshoku Corp.	5,100	89,665
Toyota Industries Corp.	14,500	448,620
Toyota Motor Corp.	225,700	8,885,458
Toyota Tsusho Corp.	17,100	299,444
Trend Micro, Inc.	7,900	259,530
Tsumura & Co.	5,000	161,542
UNY Co., Ltd.	16,100	162,141
USS Co., Ltd.	1,940	158,313
Ube Industries Ltd.	79,000	236,559
Uni-Charm Corp.	10,200	405,036
Ushio, Inc.	8,700	165,196
West Japan Railway Co.	138	515,085
Yahoo! Japan Corp.	1,166	450,691
Yakult Honsha Co., Ltd.	8,000	230,007
Yamada Denki Co., Ltd.	6,650	452,408
Yamaguchi Financial Group, Inc.	17,000	171,211
Yamaha Corp.	13,300	164,199
Yamaha Motor Co., Ltd. (a)	21,000	340,783
Yamato Kogyo Co. Ltd.	3,800	114,249
Yamato Transport Co., Ltd.	32,100	455,359
Yamazaki Baking Co., Ltd.	10,000	120,411
Yaskawa Electric Corp.	19,000	178,903
The Yasuda Trust & Banking Co., Ltd. (a)	136,000	140,090
Yokogawa Electric Corp.	17,700	140,158

		199,262,862

Kazakhstan — 0.0%
Eurasian Natural Resources Corp.	20,964	344,740

Luxembourg — 0.5%
ArcelorMittal	70,185	2,671,009
SES Global	24,468	582,647
Tenaris SA	38,580	946,160

		4,199,816

Netherlands — 2.5%
ASML Holding NV	35,290	1,353,449
Aegon NV (a)	127,549	780,819
Akzo Nobel NV	18,868	1,173,917
Corio NV	4,778	306,790
Delta Lloyd NV	6,510	131,287
Fugro NV	5,592	460,421
Heineken Holding NV	9,628	418,716
Heineken NV	21,292	1,044,303
ING Groep NV CVA (a)	314,184	3,065,099
Koninklijke Ahold NV	97,526	1,288,342
Koninklijke Boskalis Westminster NV	5,548	264,899
Koninklijke DSM NV	12,704	724,166
Koninklijke KPN NV	128,679	1,879,474
Koninklijke Philips Electronics NV	80,676	2,473,311
Koninklijke Vopak NV	5,668	267,969
Randstad Holdings NV (a)	8,980	474,585
Reed Elsevier NV	56,237	696,233
SBM Offshore NV	13,278	297,913
STMicroelectronics NV	51,528	535,862
TNT NV	31,190	824,845
Unilever NV	133,292	4,158,390
Wolters Kluwer NV	24,438	535,946

		23,156,736

New Zealand — 0.1%
Auckland International Airport Ltd.	81,425	138,214
Contact Energy Ltd.	26,924	130,807
Fletcher Building Ltd.	48,760	290,657
Sky City Ltd.	51,491	130,013
Telecom Corp. of New Zealand Ltd.	156,365	262,857

		952,548

Norway — 0.7%
Aker Solutions ASA	13,242	225,917
DnB NOR ASA	80,460	1,131,915
Norsk Hydro ASA	72,408	533,341
Orkla ASA	63,881	623,123
Renewable Energy Corp. ASA (a)	39,887	122,498
Statoil ASA	91,319	2,175,040
Telenor ASA	65,303	1,064,135
Telenor ASA — ADR	839	41,027
Yara International ASA	15,711	914,519

		6,831,515

Portugal — 0.2%
Banco Comercial Portugues SA, Registered Shares	228,344	177,574
Banco Espirito Santo SA, Registered Shares	44,077	169,506
Brisa-Auto Estradas de Portugal SA, Private Shares	15,277	106,562
Cimpor Cimentos de Portugal SA	16,593	112,431
Energias de Portugal SA	156,167	519,974
Galp Energia SGPS SA	18,699	358,609
Jeronimo Martins SGPS SA	18,022	274,789
Portugal Telecom SGPS SA, Registered Shares	47,680	544,271

		2,263,716

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Singapore — 1.7%
Ascendas Real Estate Investment Trust	126,962	$204,875
CapitaLand Ltd.	208,749	603,809
CapitaMall Trust	179,700	273,312
CapitaMalls Asia Ltd.	110,000	166,346
City Developments Ltd.	44,535	436,475
ComfortDelgro Corp. Ltd.	153,816	185,756
Cosco Corp. (Singapore) Ltd.	79,002	131,858
DBS Group Holdings Ltd.	141,407	1,578,323
Fraser and Neave Ltd.	80,096	399,846
Genting Singapore Plc (a)	504,227	862,585
Global Logistic Properties Ltd. (a)	130,000	218,802
Golden Agri-Resources Ltd.	540,251	337,315
Jardine Cycle & Carriage Ltd.	8,721	248,665
Keppel Corp. Ltd.	103,616	914,263
Keppel Land Ltd.	59,000	220,914
Neptune Orient Lines Ltd. (a)	73,350	124,682
Noble Group Ltd.	241,840	408,766
Olam International Ltd.	102,900	252,016
Oversea-Chinese Banking Corp.	200,914	1,546,828
SembCorp Industries Ltd.	78,590	314,598
Sembcorp Marine Ltd.	69,197	289,478
Singapore Airlines Ltd.	44,009	525,137
Singapore Exchange Ltd.	70,000	459,081
Singapore Press Holdings Ltd.	127,316	395,261
Singapore Technologies Engineering Ltd.	135,213	360,294
Singapore Telecommunications Ltd.	652,132	1,549,689
StarHub Ltd.	52,157	107,108
UOL Group Ltd.	38,457	142,492
United Overseas Bank Ltd.	100,572	1,427,214
Wilmar International Ltd.	156,670	688,753
Yangzijiang Shipbuilding Holdings Ltd.	126,183	187,908

		15,562,449

Spain — 3.2%
ACS Actividades de Construccion y Servicios SA	11,628	545,016
Abertis Infraestructuras SA	24,189	436,695
Acciona SA	2,167	153,817
Acerinox SA	7,858	138,341
Amadeus IT Holding SA, Class A (a)	16,481	346,353
Banco Bilbao Vizcaya Argentaria SA	350,714	3,574,224
Banco de Sabadell SA	84,681	333,821
Banco de Valencia SA	16,986	74,660
Banco Popular Espanol SA	72,772	375,238
Banco Santander SA	673,324	7,174,823
Bankinter SA	24,950	138,886
Corp. Mapfre SA	62,698	174,780
Criteria Caixacorp. SA	68,975	368,395
Enagas	14,444	288,886
Ferrovial SA	35,567	355,190
Fomento de Construcciones y Contratas SA	4,167	109,741
Gas Natural SDG SA	26,398	406,660
Gestevision Telecinco SA	10,971	120,849
Grifols SA	11,816	161,501
Iberdrola Renovables	69,262	246,156
Iberdrola SA	330,654	2,563,763
Iberia Lineas Aereas de Espana (a)	38,994	$167,321
Inditex SA	17,993	1,346,840
Indra Sistemas SA	7,647	131,072
Red Electrica de Espana	8,893	419,231
Repsol YPF SA	59,938	1,678,481
Telefonica SA	336,104	7,673,269
Zardoya Otis SA	11,840	167,001

		29,671,010

Sweden — 3.2%
Alfa Laval AB	27,893	588,905
Assa Abloy AB, Series B	25,592	721,917
Atlas Copco AB, Class A	54,951	1,387,154
Atlas Copco AB, Class B	32,080	726,204
Boliden AB	22,397	456,314
CDON Group AB (a)	4,108	18,996
Electrolux AB	19,478	552,742
Getinge AB, Class B	16,450	344,375
Hennes & Mauritz AB, B Shares	83,777	2,790,198
Hexagon AB	21,252	456,432
Holmen AB, Class B	4,661	153,437
Husqvarna AB	33,227	277,640
Industrivarden AB	9,633	169,006
Investor AB	37,325	798,689
Kinnevik Investment AB	17,606	358,550
Millicom International Cellular SA — ADR	6,219	596,936
Modern Times Group AB	4,108	272,162
Nordea Bank AB	265,000	2,881,304
Ratos AB	8,157	301,584
SKB AB	31,930	911,177
SSAB AB, Series A	14,628	246,542
Sandvik AB	82,522	1,610,166
Scania AB	26,383	607,312
Securitas AB	25,233	295,478
Skandinaviska Enskilda Banken AB, Class A	116,620	973,687
Skanska AB, Class B	32,777	649,795
Svenska Cellulosa AB	46,921	740,829
Svenska Handelsbanken, Class A	40,158	1,283,671
Swedbank AB, A Shares (a)	58,427	817,003
Swedish Match AB	18,902	547,747
Tele2 AB	25,727	533,773
Telefonaktiebolaget LM Ericsson	246,614	2,857,965
TeliaSonera AB	183,716	1,458,457
Volvo AB, B Shares (a)	112,778	1,986,674

		29,372,821

Switzerland — 7.9%
ABB Ltd.	179,305	4,003,505
Actelion Ltd. (a)	8,296	454,284
Adecco SA, Registered Shares	10,018	656,974
Aryzta AG	7,164	330,924
Baloise Holding AG	4,101	398,927
Compagnie Financiéré Richemont SA	42,713	2,511,688
Crédit Suisse Group AG	92,456	3,723,660
GAM Holdings Ltd. (a)	16,634	274,955
Geberit AG	3,178	734,825
Givaudan SA	674	727,586
See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Switzerland (concluded)
Holcim Ltd.	20,073	$1,518,973
Julius Baer Group Ltd.	17,001	796,039
Kuehne & Nagel International AG	4,421	615,088
Lindt & Spruengli AG	72	217,350
Lindt & Spruengli AG ‘R’	9	289,648
Logitech International SA (a)	15,054	286,251
Lonza Group AG, Registered Shares	3,676	294,650
Nestle SA, Registered Shares	283,524	16,609,877
Novartis AG, Registered Shares	172,659	10,163,677
Pargesa Holding SA	2,175	184,481
Roche Holding AG	57,487	8,427,183
SGS SA	448	751,910
Schindler Holding AG	4,002	473,419
Schindler Holding AG, Registered Shares	1,762	210,895
Sika AG	166	364,409
Sonova Holding AG	3,721	479,661
Straumann Holding AG, Registered Shares	656	150,227
The Swatch Group Ltd., Bearer Shares	2,524	1,125,377
The Swatch Group Ltd., Registered Shares	3,649	294,433
Swiss Life Holding	2,475	356,976
Swiss Reinsurance Co., Registered Shares	28,816	1,545,887
Swisscom AG	1,905	837,412
Syngenta AG	7,731	2,266,218
Synthes, Inc.	4,823	650,995
Transocean Ltd. (a)	26,179	1,803,439
UBS AG (a)	297,783	4,889,198
Zurich Financial Services AG	11,917	3,086,106

		72,507,107

United Kingdom — 21.0%
3i Group Plc	79,229	407,023
ARM Holdings Plc	109,009	744,009
Admiral Group Plc	16,401	387,923
Aggreko Plc	21,377	494,653
Amec Plc	27,184	488,875
Anglo American Plc	107,948	5,647,034
Antofagasta Plc	31,934	808,026
Associated British Foods Plc	29,225	539,535
AstraZeneca Plc	117,271	5,344,552
Autonomy Corp. Plc (a)	17,668	415,660
Aviva Plc	231,255	1,421,489
BAE Systems Plc	278,825	1,436,167
BG Group Plc	276,736	5,613,647
BHP Billiton Plc	180,589	7,265,398
BP Plc	1,537,565	11,333,288
BT Group Plc	634,926	1,803,318
Babcock International Group Plc	30,277	269,812
Balfour Beatty Plc	55,595	271,850
Barclays Plc	936,461	3,870,282
British Airways Plc (a)	48,900	208,437
British American Tobacco Plc	163,386	6,284,800
British Land Co. Plc	71,159	584,106
British Sky Broadcasting Plc	93,199	1,069,449
Bunzl Plc	26,664	299,392
Burberry Group Plc	35,919	631,273
Cable & Wireless Worldwide	209,855	214,959
Cairn Energy Plc (a)	114,919	754,457
Capita Group Plc	50,969	554,314
Capital Shopping Centers Group Plc	38,691	252,365
Carnival Plc	14,373	668,522
Centrica Plc	420,626	2,179,388
Cobham Plc	93,617	297,675
Compass Group Plc	155,384	1,410,251
Diageo Plc	205,017	3,798,555
Essar Energy Plc (a)	26,663	242,008
Experian Group Ltd.	84,087	1,047,319
Firstgroup Plc	39,467	245,562
Fresnillo Plc	14,480	378,904
G4S Plc	115,198	456,989
GlaxoSmithKline Plc	424,901	8,240,024
HSBC Holdings Plc	1,440,801	14,725,149
Hammerson Plc	57,667	375,807
Home Retail Group	71,142	210,228
ICAP Plc	45,159	377,598
ITV Plc (a)	296,490	325,098
Imperial Tobacco Group Plc	83,375	2,562,914
Inmarsat Plc	35,635	374,774
Intercontinental Hotels Group Plc	24,198	472,681
International Power Plc	125,206	857,459
Intertek Group Plc	13,369	369,647
Invensys Plc	65,422	361,571
Investec Plc	38,518	317,322
J Sainsbury Plc	99,485	584,460
Johnson Matthey Plc	17,633	561,785
Kazakhmys Plc	17,543	445,319
Kingfisher Plc	193,160	795,764
Land Securities Group Plc	62,184	655,948
Legal & General Group Plc	482,689	731,051
Lloyds TSB Group Plc (a)	3,351,766	3,460,026
London Stock Exchange Group Plc	12,623	165,501
Lonmin Plc	13,242	407,619
Man Group Plc	145,808	676,095
Marks & Spencer Group Plc	129,556	747,083
National Grid Plc	286,041	2,472,320
Next Plc	15,002	463,333
Old Mutual Plc	446,307	859,456
Pearson Plc	66,529	1,048,438
Petrofac Ltd.	21,216	527,153
Prudential Plc	207,771	2,170,623
Rangold Resources Ltd.	7,336	604,943
Reckitt Benckiser Plc	50,475	2,776,867
Reed Elsevier Plc	99,546	840,864
Resolution Ltd.	117,583	430,191
Rexam Plc	71,587	371,777
Rio Tinto Plc, Registered Shares	118,619	8,455,322
Rolls-Royce Group Plc	151,718	1,478,223
Rolls-Royce Group Plc (a)	9,817,536	15,306
Royal & Sun Alliance Insurance Group	280,584	548,546
Royal Bank of Scotland Group Plc (a)	1,428,612	877,333
Royal Dutch Shell Plc	290,124	9,686,771
Royal Dutch Shell Plc, Class B	220,585	7,304,569
SABMiller Plc	77,733	2,738,462
See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (continued)	Master International Index Series (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)
Sage Group Plc	107,732	$460,172
Schroders Plc	9,304	269,801
Scottish & Southern Energy Plc	75,535	1,442,884
Sego Plc	59,362	265,805
Serco Group Plc	40,080	347,934
Severn Trent Plc	19,368	447,783
Shire Ltd.	45,931	1,107,493
Smith & Nephew Plc	72,092	761,208
Smiths Group Plc	32,111	624,226
Standard Chartered Plc	190,865	5,152,512
Standard Life Plc	185,169	625,382
TUI Travel Plc	47,505	183,070
Tesco Plc	656,748	4,354,907
Thomas Cook Group Plc	68,661	203,245
Tullow Oil Plc	72,763	1,436,886
Unilever Plc	105,193	3,231,120
United Utilities Group Plc	55,994	518,038
Vedanta Resources Plc	9,950	392,542
Vodafone Group Plc	4,316,073	11,330,291
The Weir Group Plc	17,245	479,112
WPP Plc	102,548	1,267,756
Whitbread Plc	14,314	400,534
William Morrison Supermarkets Plc	173,666	725,584
Wolseley Plc (a)	23,393	748,859
Xstrata Plc	168,709	3,997,754

		193,387,584

Total Common Stocks — 98.0%		904,244,525

Total Long-Term Investments
(Cost — $815,717,744) — 98.0%		904,244,525

Short-Term Securities

BlackRock Liquidity Funds,TempCash, Institutional Class,0.18% (b)(c)	2,576,868	2,576,868

Total Short-Term Securities
(Cost — $2,576,868) — 0.3%		2,576,868

Total Investments (Cost — $818,294,612*) — 98.3%		906,821,393
Other Assets Less Liabilities — 1.7%		15,878,962

Net Assets — 100.0%		$922,700,355

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$858,176,885

Gross unrealized appreciation.	$145,966,648
Gross unrealized depreciation.	(97,322,140)

Net unrealized appreciation	$48,644,508

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempCash, Institutional Class	6,620,218	(4,043,350)	2,576,868	$6,442
(c)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31,2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)
95	DJ Euro
	Stoxx 50	Eurex	March 2011	$3,617,151	$(70,186)
10	Emini	Chicago
	MSCI EAFE	Mercantile	March 2011	$816,785	13,715
35	FTSE 100 Index	LIFFE	March 2011	$3,182,925	32,775
11	SPI 200 Index	Sydney	March 2011	$1,342,541	(12,136)
25	TOPIXIndex	Tokyo	March 2011	$2,718,205	40,764

Total					$4,932

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Schedule of Investments (concluded)	Master International Index Series
The following tables summarize the inputs used as of December 31,2010 in determining the fair valuation of the Series’ investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	$1,783,333	$77,270,285	—	$79,053,618
Austria	—	3,021,486	—	3,021,486
Belgium	130	8,214,522	—	8,214,652
Bermuda	—	773,346	—	773,346
China	—	125,168	—	125,168
Denmark	—	9,016,334	—	9,016,334
Finland	—	10,030,487	—	10,030,487
France	293,447	81,951,699	—	82,245,146
Germany	1,028,527	73,310,494	—	74,339,021
Greece	—	2,235,607	—	2,235,607
Hong Kong	2,515,386	23,088,299	—	25,603,685
Ireland	384,729	1,955,763	—	2,340,492
Israel	—	7,168,397	—	7,168,397
Italy	260,063	22,304,119	—	22,564,182
Japan	504,988	198,757,874	—	199,262,862
Kazakhstan	—	344,740	—	344,740
Luxembourg	—	4,199,816	—	4,199,816
Netherlands	—	23,156,736	—	23,156,736
New Zealand	—	952,548	—	952,548
Norway	41,027	6,790,488	—	6,831,515
Portugal	—	2,263,716	—	2,263,716
Singapore	218,802	15,343,647	—	15,562,449
Spain	545,016	29,125,994	—	29,671,010
Sweden	18,996	29,353,825	—	29,372,821
Switzerland	454,284	72,052,823	—	72,507,107
United Kingdom	1,284,408	192,103,176	—	193,387,584
Short-Term Securities	2,576,868	—	—	2,576,868

Total	$11,910,004	$894,911,389	—	$906,821,393

	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$87,254	—	—	$87,254
Liabilities:
Equity contracts	(82,322)	—	—	(82,322)

Total	$4,932	—	—	$4,932

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Assets:
Balance, as of December 31,2009	$15
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	—
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	(15)

Balance, as of December 31,2010	$—

[2]	The change in unrealized appreciation/depreciation securities still held on December 31,2010 was $0.

[3]	The Series’ policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.
MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Statement of Assets and Liabilities	Master International Index Series

December 31, 2010

Assets
Investments at value — unaffiliated (cost — $815,717,744)	$904,244,525
Investments at value — affiliated (cost — $2,576,868)	2,576,868
Foreign currency at value (cost — $10,204,882)	10,303,607
Cash pledged as collateral for financial futures contracts	962,000
Dividends receivable	4,139,504
Contributions receivable from investors	2,292,185
Receivable from advisor	6,270
Prepaid expenses	19,524

Total assets	924,544,483

Liabilities
Bank overdraft	769,758
Investments purchased payable	520,775
Margin variation payable	125,494
Other affiliates payable	4,040
Directors’fees payable	318
Other accrued expenses payable	257,293
Other liabilities	166,450

Total liabilities	1,844,128

Net Assets	$922,700,355

Net Assets Consist of
Investors’ capital	$833,852,476
Net unrealized appreciation/depreciation	88,847,879

Net Assets	$922,700,355

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Statement of Operations	Master International Index Series

Year Ended December 31,2010

Investment Income
Dividends- unaffiliated	$24,643,163
Foreign taxes withheld	(2,145,389)
Dividends — affiliated	6,442

Total income	22,504,216

Expenses
Investment advisory	79,568
Custodian	362,621
Accounting services	153,218
Pricing	116,507
Professional	78,830
Directors	22,052
Printing	1,967
Miscellaneous	24,085

Total expenses	838,848
Less fees waived by advisor	(49,666)
Less fees paid indirectly	(768)

Total expenses after fees waived and paid indirectly	788,414

Net investment income	21,715,802

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(19,541,760)
Financial futures contracts	(1,497,079)
Foreign currency transactions	(567,649)

(21,606,488)

Net change in unrealized appreciation/depreciation on:
Investments	84,455,663
Financial futures contracts	(501,842)
Foreign currency transactions	359,660

84,313,481

Total realized and unrealized gain	62,706,993

Net Increase in Net Assets Resulting from Operations	$84,422,795

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Statements of Changes in Net Assets	Master International Index Series

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations
Net investment income	$21,715,802	$22,305,320
Net realized gain (loss)	(21,606,488)	520,540
Net change in unrealized appreciation/depreciation	84,313,481	184,128,794

Net increase in net assets resulting from operations	84,422,795	206,954,654

Capital Transactions
Proceeds from contributions	325,133,239	359,210,927
Value of withdrawals	(236,135,595)	(523,005,063)

Net increase (decrease) in net assets derived from capital transactions	88,997,644	(163,794,136)

Net Assets
Total increase in net assets	173,420,439	43,160,518
Beginning of year	749,279,916	706,119,398

End of year	$922,700,355	$749,279,916

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2010	2009	2008	2007	2006

Total Investment Return
Total investment return	7.66%	28.99%	(41.94)%	10.80%	26.61%

Ratios to Average Net Assets
Total expenses	0.11%	0.09%	0.11%	0.10%	0.11%

Total expenses after fees waived and paid indirectly	0.10%	0.09%	0.10%	0.09%	0.10%

Net investment income	2.73%	2.98%	3.54%	2.86%	2.70%

Supplemental Data
Net assets, end of year (000)	$922,700	$749,280	$706,119	$1,143,172	$829,986

Portfolio turnover	8%	30%	30%	30%	23%

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements	Master International Index Series
1. Organization and Significant Accounting Policies:
Master International Index Series (the “Series”), a non-diversified open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”).The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests, subject to certain limitations.The Series’financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements.Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Series:
Valuation: The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.
Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.
In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”).When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.
Foreign Currency Transactions: The Series’ books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.
The Series reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)	Master International Index Series
Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.
Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31,2010. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.
Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Opera-tions. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.
2. Derivative Financial Instruments:
The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.
Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.
The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Series and each of its respective counterparties. The ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.
Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the values of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (continued)	Master International Index Series
Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currency backing some of the investments held by the Series.The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss.When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform it obligations under the agreement.
Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31,2010
	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
Equity contracts	Net unrealized		Net unrealized
	appreciation/		appreciation/
	depreciation*	$87,254	depreciation*	$82,322

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) from
	Financial	Foreign
	Futures	Currency
	Contracts	Transactions

Foreign currency exchange contracts	—	$258,055
Equity contracts	$(1,497,079)	—

	Net Change in Unrealized
	Appreciation/Depreciation on
	Financial	Foreign
	Futures	Currency
	Contracts	Transactions

Foreign currency exchange contracts	—	$147,613
Equity contracts	$(501,842)	—
For the year ended December 31,2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	225
Average notional value of contracts purchased	$13,412,825
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2
Average number of contracts — US dollars sold	2
Average US dollar amounts purchased	$348,679
Average US dollar amounts sold	$181,414
3. Investment Advisory Agreement and Other Transactions with Affiliates:
The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Series for 1940 Act purposes, but BAC and Barclays are not.
The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets.
The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Series’ expenses will not exceed 0.12% of the average daily value of the Series’ net assets.The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1,2012 unless approved by the Board, including a majority of non-interested Directors. For the year ended December 31,2010, the Series waived $46,646, which is included in fees waived by advisor in the Statement of Operations.
The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. For the year ended December 31,2010, the Series waived $3,020, which is included in fees waived by advisor in the Statement of Operations.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Notes to Financial Statements (concluded)	Master International Index Series
The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager.The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.
For the year ended December 31, 2010, the Series reimbursed the Manager $14,269 for certain accounting services, which are included in accounting services in the Statement of Operations.
Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.
4. Investments:
Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $175,951,778 and $57,569,320, respectively.
5. Borrowings:
The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010.The Series may borrow under the credit agreement to fund investor withdrawals. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount, which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010.The Series did not borrow under the credit agreement during the year ended December 31, 2010.
6. Concentration, Market and Credit Risk:
In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk).The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments.The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.The extent of the Series’exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’Statement of Assets and Liabilities, less any collateral held by the Series.
The Series invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.
As of December 31, 2010, the Series had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Commercial Banks	13%
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	7
Metals & Mining	6
Other*	67

*	All other industries held were each less than 5% of long-term investments.
7. Subsequent Events:
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm	Master International Index Series
To the Investors and Board of Directors of Quantitative Master Series LLC:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche llp
Princeton, New Jersey
February 25, 2011

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Officers and Directors	Master International Index Series

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	("Portfolios") Overseen	Directorships
Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director,The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman,Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director,The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner,Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Officers and Directors (continued)	Master International Index Series

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2009; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director,Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31,2013.

[2]	Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new Fund boards in 2007.As a result, although the chart shows directors as joining the Master LLC Board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 289 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 289 Portfolios	None

[3]	Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Officers and Directors (concluded)	Master International Index Series

Name, Address	Position(s)	Length of Time
and Year of Birth	Held with Master LLC	Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC’s Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Sub-Advisor	Custodian	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	BlackRock Investment	JPMorgan Chase Bank, N.A.	State Street Bank and	Public Accounting Firm	Sidley Austin LLP
Wilmington, DE 19809	Management, LLC	Brooklyn,NY 11245	Trust Company	Deloitte & Touche LLP	New York,NY
	Plainsboro, NJ 08536		Princeton, NJ 08540	Princeton, NJ 08540	10019
Effective September 24,2010, John M. Perlowski
became President and Chief Executive Officer
of the Master LLC.
Effective November 16,2010, Ira Shapiro became Secretary of the Master
LLC.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2010

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
To reduce expenses, your financial institution may mail only one copy of the Summary Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
To obtain more information about the Fund:

7	8

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

(-
By Telephone:	By Mail:

Institutional and Investor Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643 Kansas City, MO 64121

     Availability of Quarterly Portfolio Schedules In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policy and Records A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.
Fund Service Providers:

Custodian State Street Bank and Trust Boston, Massachusetts	Transfer Agent Boston Financial Data Services Kansas City, Missouri	Independent Registered Public Accounting Firm Ernst & Young LLP Dallas, Texas	Distributor Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.
AR 12/10

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

December 31, 2010

GLOBAL REAL ESTATE FUND - Closed to new investors

About American Beacon Advisors
     Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.
     Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.
Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.
There is no guarantee that the investment objectives will be met of the American Beacon Global Real Estate Fund. Investing in a global fund concentrating in real estate securities involves special risks, such as declines in the value of real estate as well as increased susceptibility to adverse economic, political, or regulatory developments affecting the industry. Investing in one economic sector, such as real estate, may result in greater price fluctuations than owning a portfolio of diversified investments. Changes in interest rates may also affect the value of the Fund’s investments in real estate securities. The real estate industry tends to be cyclical and therefore such cycles may adversely affect the value of the Fund’s portfolio. The Fund may invest in smaller and mid-size companies. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets. By itself, the Fund does not constitute a complete investment plan and should be considered a long term investment for investors who can afford to weather changes in the value of their investments. Some of the Fund’s investments may be considered speculative and are not appropriate for individuals who require safety of principal or stable income from their investments.

American Beacon Funds	December 31, 2010

Fellow Shareholders,
     The market conditions we have experienced over the last 12 months were not without challenges, but they also confirmed our belief that investments managed with patience and a disciplined investment process can still provide favorable results over varied market cycles.
     For the 12 months ended December 31, 2010, the American Beacon Global Real Estate Fund (Y Class) returned 17.60%. Please note that the recent growth rate in the stock market has helped to produce short-term increases that are not typical and may not continue in the future.
     As always, we appreciate the opportunity to assist you in the pursuit of your financial goals. We trust the enclosed market overview, portfolio listings, and financial data will provide you with valuable insight into the past year’s performance of your fund.
     We thank you for your continued investment in the American Beacon Funds, and we remain focused on providing the type of responsive service and expert investment management that will sustain your confidence and earn your trust for many years to come. If you’d like to access your account information or obtain further details about the American Beacon Funds, please contact your investment advisor or visit our website at www.americanbeaconfunds.com.

Sincerely,

Gene L. Needles, Jr.
President American Beacon Funds

1

Market Overview
December 31, 2010 (Unaudited)
     Global real estate investment trusts (“REITS”) staged another strong year of absolute returns, thanks to improving economic and real estate markets.
     The outlook had appeared less positive in the summer of 2010, during our last report. At the time, the risk of an economic double-dip seemed plausible, especially given the stagnant economic conditions in the U.S. The aggressive monetary policy moves by the U.S. Federal Reserve along with those of other central banks around the world appeared to have worked in reigniting the global economic recovery.
     Real estate transaction activity accelerated in the third and fourth quarters of 2010 as confidence in the economic recovery began to take hold and debt capital markets continued to reopen to borrowers. Global REITs were at the forefront of this debt market activity. They took advantage of their access to attractively priced capital to acquire assets at a spread to their cost of capital.
     Despite the generally cheery year-end results, 2010 was not without its bumps. A series of negative shocks and headlines led to volatile and divergent performance among the major regions. The primary factors were:
Negative Global Factors:
•	Rising house prices in Asia and S.E. Asia, most notably China, Hong Kong and Singapore, led to restrictive government policy and rising interest rates.

•	Sovereign debt issues continued to weigh on the peripheral countries in Europe, although perhaps to the benefit of the core Eurozone countries (namely Germany and France).

•	Inflationary pressures in emerging markets presented a destabilizing offset to their anticipated growth potential.

•	Weak labor markets in most developed markets persisted as the gains in the economy appeared to be benefitting larger corporations versus smaller businesses.
Positive Global Factors:
•	Stimulus efforts in Europe, the U.S. and Japan seemed to have had a positive impact on the near-term economic outlook.

•	Persistent low interest rates in the developed economies pushed investors towards real assets that offered an attractive income return, namely real estate.

•	Earnings results from property companies continued to surprise on the upside, leading to higher expectations of growth.

•	REIT dividend growth resumed in 2010.

•	REITs retained significant access to capital, which offered a distinct advantage relative to the private market.

2

Performance Overview
American Beacon Global Real Estate FundSM
December 31, 2010 (Unaudited)
     The Y Class of the Global Real Estate Fund returned 17.60% for the twelve months ended December 31, 2010. The Fund underperformed the FTSE EPRA/NAREIT Developed Index (“Index”) return of 20.41% and the Lipper Global Real Estate Funds Index return of 18.33% for the period.
Comparison of Change in Value
of a $10,000 Investment
For the Period from 10/26/07 through 12/31/10

	Annualized Total Returns
	Periods Ended 12/31/10			Value of
			Since Inception	$10,000
	1 Year	3 Years	10/26/07	10/26/07-12/31/10
Institutional Class (1,2,6)	17.43%	-4.14%	-7.94%	$7,686
Y Class(1,6,7)	17.60%	-4.10%	-7.90%	7,697
Investor Class(1,6,7)	17.33%	-4.38%	-8.17%	7,626
A Class excluding sales charge (1,3,6)	17.33%	-4.38%	-8.17%	7,626
A Class with sales charge (1,3,6)	10.65%	-6.26%	-9.86%	7,188
C Class excluding sales charge (1,4,6)	16.98%	-4.47%	-8.25%	7,603
C Class with sales charge (1,4,6)	15.98%	-4.47%	-8.25%	7,603
FTSE EPRA/NAREIT Developed Index (5)	20.41%	-4.53%	-7.64%	6,758
Lipper Global Real Estate Index(5)	18.33%	-4.08%	-8.04%	6,910

*	Not annualized

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Please note that the recent growth rate in the stock market helped to produce short-term returns that are not typical and may not continue in the future.

2.	Fund performance represents the total returns achieved by the Y Class up to 9/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than that of the Y Class. As a result, returns shown may be lower than they would have been had the Institutional Class been in existence since 10/26/07.

3.	Fund performance represents the total returns achieved by the Investor Class up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since inception. A Class has a maximum sales charge of 5.75%.

4.	Fund performance represents the total returns achieved by the Investor Class up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since inception. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

5.	The FTSE EPRA/NAREIT Developed Index is a market-capitalization weighted index of approximately 330 stocks designed to track listed real estate companies in North America, Europe and Asia-Pacific that meet the size, liquidity and revenue minimums of the index. The Lipper Global Real Estate Index tracks the results of the 10 largest mutual funds in the Lipper Global Real Estate category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.17%, 1.27%, 1.55%, 1.67%, and 2.42%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7.	A portion of the fees charged to the Y and Investor Classes of the Fund were waived from their inception to March 1, 2010. Performance prior to waiving fees was lower than the actual returns shown.
     The Fund underperformed the Index by 2.81% over the twelve-month period due to stock selection and country/regional allocation.
     From a country/regional perspective, overweighting the United Kingdom (up 1.7%) and Singapore (up 13.5%) led to the Fund’s relative underperformance in the period, despite value added from underweighting Continental Europe (up

3

Performance Overview
American Beacon Global Real Estate FundSM
December 31, 2010 (Unaudited)
14.0%) and Hong Kong/China (up 12.2%). Security selections in Hong Kong/China (Henderson Land Development Co. Ltd. — down 7.7%, China Resources Land Ltd. — down 18.3%), the United States (Coresite Realty Corp. — down 16.0%, Pebblebrook Hotel Trust — down 14.9% for the period the Fund owned the security) and Singapore (Global Logistic Properties Ltd. — down 5.9%, Yanlord Land Group Ltd. — down 14.3%) detracted for the period, but selections in Japan (Kenedix — up 82.4%, NTT Urban Development Corp. — up 51.5%) benefited the Fund’s relative performance for the year.
     The Fund is designed with a total return perspective. It is expected to provide ongoing income through the payment of dividends while seeking to generate long-term capital appreciation through the underlying properties held.
Top Ten Holdings

% of
Net Assets
Sun Hung Kai Properties Ltd.	4.7%
Simon Property Group, Inc.	3.9%
Westfield Group	3.8%
Mitsubishi Estate Co. Ltd.	3.8%
Vornado Realty Trust	3.4%
Stockland	3.2%
Global Logistic Properties Ltd.	3.0%
CapitaLand Ltd.	2.7%
Digital Realty Trust, Inc.	2.5%
British Land Co. Plc	2.5%
Regional Allocation

Asia	43.3%
North America	40.6%
Europe	14.9%
South America	1.2%

4

Fund Expenses
American Beacon Global Real Estate FundSM
December 31, 2010 (Unaudited)
Fund Expense Example
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.
Actual Expenses
     The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
Hypothetical Example for Comparison Purposes
     The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.
     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning		Expenses Paid
	Account Value	Ending Account	During Period*
	7/1/10	Value 12/31/10	7/1/10-12/31/10
Institutional Class
Actual	$1,000.00	$1,097.45	$4.07
Hypothetical **	$1,000.00	$1,019.31	$5.96
Y Class
Actual	$1,000.00	$1,244.95	$6.51
Hypothetical **	$1,000.00	$1,019.41	$5.85
Investor Class
Actual	$1,000.00	$1,244.32	$7.98
Hypothetical **	$1,000.00	$1,018.10	$7.17
A Class
Actual	$1,000.00	$1,244.39	$8.77
Hypothetical **	$1,000.00	$1,017.39	$7.88
C Class
Actual	$1,000.00	$1,094.77	$7.85
Hypothetical **	$1,000.00	$1,009.17	$7.58

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.17%, 1.15%, 1.41%, 1.55% and 2.26% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period except for Institutional and C Classes. Beginning account value for Institutional and C Classes is the inception date of 9/1/10 and the days in the period were 122.

**	5% return before expenses.

5

American Beacon Global Real Estate Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders of and the Board of Trustees of American Beacon Global Real Estate Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Global Real Estate Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2010, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2009, and the financial highlights for each of the three years in the period then ended were audited by other auditors whose report dated February 25, 2010, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Global Real Estate Fund at December 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas
March 1, 2011

6

American Beacon Global Real Estate Fund
Schedule of Investments
December 31, 2010

	Shares	Value
		($000)
AUSTRALIA — 10.86%
COMMON STOCKS — 10.86% (Cost $1,685)
Dexus Property GroupA	308,583	251
ING Office Fund	458,316	260
StocklandA	171,827	633
Westfield GroupA	78,356	768
Westfield Retail TrustA B	95,156	250

Total Australia		2,162

AUSTRIA — 0.52%
COMMON STOCKS — 0.52% (Cost $94)
Atrium European Real Estate Ltd.	17,892	104

BRAZIL — 1.20%
COMMON STOCKS — 1.20% (Cost $227)
Gafisa S.A., ADRC	16,407	238

CANADA — 3.93%
COMMON STOCKS — 3.93% (Cost $596)
Allied Properties Real Estate Investment TrustA	5,666	123
Boardwalk Real Estate Investment TrustA	2,744	114
Brookfield Properties Corp.	14,970	262
First Capital Realty, Inc.	5,173	79
RioCan Real Estate Investment TrustD	2,000	44
RioCan Real Estate Investment TrustA	7,302	161

Total Canada		783

FRANCE — 5.10%
COMMON STOCKS — 5.10% (Cost $907)
IcadeA	2,900	296
KlepierreA	6,332	228
Unibail-RodamcoA	2,478	490

Total France		1,014

GERMANY — 0.59%
COMMON STOCKS — 0.59% (Cost $99)
Alstria Office REIT-AGA	8,377	118

HONG KONG/CHINA — 12.74%
COMMON STOCKS — 12.74% (Cost $1,715)
China Resources Land Ltd.	105,503	192
Hang Lung Properties Ltd.	79,132	368
Henderson Land Development Co. Ltd.	13,748	94
Kerry Properties Ltd.	72,000	373
Longfor Properties Co. Ltd.	131,690	183
Poly Hong Kong Investments Ltd.	116,000	114
Sun Hung Kai Properties Ltd.	56,641	936
The Link REITA	88,714	276

Total Hong Kong/China		2,536

JAPAN — 8.03%
COMMON STOCKS — 8.03% (Cost $1,438)
Frontier Real Estate Investment Corp.A	18	172
Japan Prime Realty Investment Corp.A	66	203
Mitsubishi Estate Co. Ltd.	40,698	755
Mori Trust Sogo REIT, Inc.A	20	196
NTT Urban Development Corp.	276	272

Total Japan		1,598

NETHERLANDS — 0.96%
COMMON STOCKS — 0.96% (Cost $170)
Eurocommercial Properties NVA	4,153	191

NORWAY — 0.97%
COMMON STOCKS — 0.97% (Cost $214)
Norwegian Property ASAB	109,270	194

SINGAPORE — 10.84%
COMMON STOCKS — 10.84% (Cost $1,584)
Allgreen Properties Ltd.	129,095	119
CapitaCommercial TrustA	141,372	165
CapitaLand Ltd.	188,161	544
CapitaMall TrustA	197,726	300
Global Logistic Properties Ltd.B	352,226	593
Overseas Union Enterprise Ltd.	54,000	138
Suntec Real Estate Investment TrustA	117,000	137
Yanlord Land Group Ltd.	122,895	161

Total Singapore		2,157

UNITED KINGDOM — 6.46%
COMMON STOCKS — 6.46% (Cost $888)
Big Yellow Group PlcA	23,253	127
British Land Co. PlcA	61,505	504
Derwent London plcA	9,226	224
Great Portland Estates PlcA	29,140	164
Helical Bar Plc	29,957	133
St. Modwen Properties plc	52,074	134

Total United Kingdom		1,286

UNITED STATES — 35.85%
COMMON STOCKS — 35.85% (Cost $5,010)
Alexandria Real Estate Equities, Inc.A	4,688	343
American Campus Communities, Inc.A	10,416	331
AvalonBay Communities, Inc.	3,996	449
Brookdale Senior Living, Inc.B	10,298	221
Coresite Realty Corp.A	9,165	125
Corporate Office Properties TrustA	7,661	268
DiamondRock Hospitality Co.A	18,899	227
Digital Realty Trust, Inc.A	9,814	506
Douglas Emmett, Inc.A	14,443	240
Duke Realty Corp.A	22,265	277
Equity One, Inc.A	7,568	138
Federal Realty Investment TrustA	3,830	298
General Growth Properties, Inc.A	11,290	175
Health Care REIT, Inc.A	7,597	362
Hersha Hospitality TrustA	27,728	183
Hyatt Hotels Corp.B	3,186	146
Kite Realty Group TrustA	23,776	129
Marriott International, Inc.	3,257	135
ProLogisA	20,709	299
Public Storage, Inc.A	4,855	492
Simon Property Group, Inc.A	7,845	781
UDR, Inc.A	14,240	335
Vornado Realty TrustA	8,134	678

Total United States		7,138

SHORT-TERM INVESTMENTS — 0.90% (Cost $178)
JPMorgan U.S. Government Money Market Fund	178,167	178

See accompanying notes

7

American Beacon Global Real Estate Fund
Schedule of Investments
December 31, 2010

	Shares	Value
		($000)
TOTAL INVESTMENTS - 98.95% (Cost $14,805)		19,697
OTHER ASSETS, NET OF LIABILITIES - 1.05%		210

TOTAL NET ASSETS - 100.00%		$19,907

Percentages are stated as a percent of net assets.

A	REIT

B	Non-income producing security.

C	ADR — American Depository Receipt

D	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $205 or 1.03% of net assets. The Fund has no right to demand registration of these securities
Futures Contracts
     (dollars in thousands)

				Unrealized
				Appreciation/
	Number of Contracts	Expiration Date	Value	(Depreciation)
S&P Midcap 400 Mini E Index Future	200	March, 2011	$181	$(1)

			$181	$(1)

Sector Diversification

Percent of Net Assets
Diversified	33.8%
Retail	19.3%
Office	14.2%
Not Classified	9.6%
Residential	7.3%
Industrial	4.6%
Self Storage	3.2%
Specialty	2.6%
Lodging/Resorts	2.1%
Health Care	1.9%
Industrial/Office Mixed	1.4%

8

American Beacon Global Real Estate Fund
Statement of Assets and Liabilities
December 31, 2010 (in thousands, except share and per share amounts)

Assets:
Investments in securities, at value A	$19,697
Foreign currency, at value B	9
Deposit with brokers for futures contracts	12
Receivable for investments sold	134
Dividends and interest receivable	65
Receivable for fund shares sold	22
Receivable for tax reclaims	4
Receivable for expense reimbursement (Note 2)	28
Prepaid expenses	50

Total assets	20,021

Liabilities:
Payable for fund shares redeemed	58
Management and investment advisory fees payable (Note 2)	35
Administrative service and service fees payable (Note 2)	8
Professional fees payable	4
Other liabilities	9

Total liabilities	114

Net assets	$19,907

Analysis of Net Assets:
Paid-in-capital	30,673
Undistributed (distributions in excess of) net investment income	(855)
Accumulated net realized loss	(14,804)
Unrealized appreciation of investments, futures contracts, and foreign currency	4,893

Net assets	$19,907

Shares outstanding (no par value):
Institutional Class	156

Y Class	2,754,008

Investor Class	184,739

A Class	33,876

C Class	3,730

Net asset value, offering and redemption price per share:
Institutional Class	$7.07

Y Class	$6.68

Investor Class	$6.77

A Class (net asset value and redemption price)	$7.16

A Class (offering price)	$7.60

C Class	$7.15

A Cost of investments in securities	$14,805
B Cost of foreign currency	$9
See accompanying notes

9

American Beacon Global Real Estate Fund
Statement of Operations
Year ended December 31, 2010 (in thousands)

Investment Income:
Dividend income (net of foreign taxes)*	$904

Total investment income	904

Expenses:
Management and investment advisory fees (Note 2)	149
Administrative service fees (Note 2):
Y Class	75
Investor Class	4
Transfer agent fees:
Investor Class	1
Y Class	20
Custody and fund accounting fees	19
Professional fees	42
Registration fees and expenses	46
Service fees (Note 2):
Y Class	18
Investor Class	4
Prospectus and shareholder reports	5
Insurance fees	12
Trustee fees	10
Other expenses	28

Total expenses	433

Net (fees waived and expenses reimbursed) (Note 2)	(129)

Net expenses	304

Net investment income	600

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	2,231
Foreign currency transactions	133
Futures contracts	108
Change in net unrealized appreciation or depreciation of:
Investments	164
Foreign currency translations	495
Futures contracts	(1)

Net gain on investments	3,130

Net increase in net assets resulting from operations	$3,730

* Foreign taxes	$27
See accompanying notes

10

American Beacon Global Real Estate Fund
Statement of Changes of Net Assets (in thousands)

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$600	$517
Net realized gain (loss) on investments, futures contracts, and foreign currency transactions	2,472	(11,884)
Change in net unrealized appreciation of investments, futures contracts, and foreign currency translations	658	17,570

Net increase in net assets resulting from operations	3,730	6,203

Distributions to Shareholders:
Net investment income:
Y Class	(1,236)	(842)
Investor Class	(61)	(100)
Return of Capital:
Y Class	(224)	—
Investor Class	(11)	—

Net distributions to shareholders	(1,532)	(942)

Capital Share Transactions:
Proceeds from sales of shares	24,996	3,294
Reinvestment of dividends and distributions	1,530	364
Cost of shares redeemed	(36,314)	(9,556)
Redemption fees (Note 1)	1	12

Net decrease in net assets from capital share transactions	(9,787)	(5,886)

Net decrease in net assets	(7,589)	(625)

Net Assets:
Beginning of period	27,496	28,121

End of Period *	$19,907	$27,496

*Includes undistributed (distributions in excess of) net investment loss of	$(855)	$(582)

See accompanying notes

11

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
1. Organization and Significant Accounting Policies
          American Beacon Funds (the “Trust”) which is comprised of 19 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Global Real Estate Fund (the “Fund”), a series of the Trust.
          American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.
     Reorganization
          The Fund is the accounting and performance successor to the CNL Global Real Estate Fund (the “Predecessor Fund”). On March 1, 2010, the Fund acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization, in exchange for Y and Investor Class shares of the Fund. The acquisition was accounted for as a tax-free exchange of 3,881,253 Y Class shares and 193,564 Investor Class shares of the Fund for the net assets of the Predecessor Fund, which amounted to $24,238,869 including $3,297,338 of unrealized appreciation, after the close of business on February 28, 2010. Accounting and performance history of the Institutional and A Shares of the Predecessor Fund were redesignated as that of the Y and Investor Class Shares of the Fund, respectively.
          For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
          The Predecessor Fund had a distribution plan pursuant to Rule 12b-1 for the Class A shares. Under this plan, the Fund collected 0.25% of the average daily net assets for distribution or service activity conducted on behalf of the Fund. Class A shares were converted to Investor Shares on March 1, and this distribution plan was terminated. Prior to the reorganization the distributor for the Fund received $0 in sales commissions from the sale of Class A shares.
     Class Disclosure
          May 17, 2010 is the inception date of the A Class and September 1, 2010 is the inception date of the Institutional and C Classes.
          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and Investors investing through an intermediary with applicable sales charges
C Class	General public and Investors investing through an intermediary with a contingent deferred sales charge if sold within 12 months
          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

12

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
     Security Valuation
          Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price of official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.
          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. The prices of debt securities may be determined using quotes obtained from brokers.
          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.
          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).
          Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.
          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to the closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.
     Valuation Inputs
          Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 — Prices determined using significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.
          The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2010, the Fund’s investments were classified as follows (in thousands):

13

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010

	Level 1	Level 2	Level 3	Total
Asset Description:
Common Stock	$19,519	$—	$—	$19,519
Short-Term Investments	178	—	—	178

Total Investments	$19,697	$—	$—	$19,697
Futures Contracts	(1)	—	—	(1)
          For the period January 1, 2010 through December 31, 2010, common stock with a value of $16,694,000 was transferred from Level 2 to Level 1 as of the end of the period in accordance with fair value procedures established by the Board at December 31, 2010.
     Security Transactions and Investment Income
          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.
          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.
     Currency Translations
          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
     Forward Foreign Currency Exchange Contracts
          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.
     Futures Contracts
          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

14

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.
Values of Derivative Instruments not accounted for as hedging instruments as of December 31, 2010 (in thousands)

Statement of Assets and Liabilities	Liability Derivatives	Total
Unrealized appreciation of investments, futures contracts, and foreign currency	Equity Contracts*	$(1)
Effect of derivative instruments not accounted for as hedging instruments during the year ended December 31, 2010 (in thousands)

Statement of Operations	Derivative	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$108
Change in net unrealized appreciation or depreciation of futures contracts	Equity Contracts	(1)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
     Dividends to Shareholders
          Dividends from net investment income of the Fund normally will be declared and paid at least quarterly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.
     Allocation of Income, Expenses, Gains, and Losses
          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     Use of Estimates
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.
     Redemption Fees
          The Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activities in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on the respective net assets. Prior to March 1, 2010 the Fund had a redemption fee of 1% for shares redeemed within 75 days of purchase.
     Other
          Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made

15

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.
2. Transactions with Affiliates
     Management Agreement
          Prior to March 1, 2010, the manager of the Predecessor Fund received an annual rate of 1.00% of the average daily net assets. Since March 1, the Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisor hired by the Manager to direct investment activities of the Fund. Management fees paid including amounts paid by the Predecessor Fund during the year ended December 31, 2010 were as follows: (in thousands)

		Amounts paid to	Net Amounts
Management Fee Rate	Management Fee	Investment Advisors	Retained by Manager
0.35% — 1.00%	$149	$139	$10
     Administrative Services Agreement
          As of March 1, the Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes and 0.40% of the average daily net assets of the A and C Classes of the Fund. Administrative Service Fees for the Institutional, A, and C Classes for the period ended December 31, 2010 were less than $500.
     Distribution Plans
          The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.
          A separate Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class, and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the A and C Classes for the period ended December 31, 2010 were less than $500.
     Sales Commissions
          The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset expenses that the Manager pays to Foreside. Since May 17th (the inception date of the A Class), there has not been any sales commissions received by Foreside from the sale of Class A shares.

16

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
     Services Plan
          The Manager and the Trust entered into a Service Plan which obligates the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the A and C Classes for the period ended December 31, 2010 were less than $500.
     Investment in Affiliated Funds
          The Fund may invest in the American Beacon Money Market Select Fund and the American Beacon US Government Money Market Select Fund (the “USG Select Fund”) and (collectively the “Select Funds”). The Fund and the Select Funds have the same investment advisor and, therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized fee equal to 0.09% of the Select Funds’ average daily net assets. During the year ended December 31, 2010, the Fund did not invest in the Select Funds.
     Interfund Lending Program
          Pursuant to an exemptive order by the Securities Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2010, the Fund borrowed from the American Beacon Money Market Portfolio and the USG Select Fund on average $429,545, for 21 days at 0.84% with interest charges of $209.
     Reimbursement of Expenses
          Prior to March 1, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceeded 1.80% for Class A (now Investor Class) and 1.55% for Institutional Class (now Class Y). At the time of reorganization the Predecessor Fund had reimbursed the Fund $5,332 and $95,230 for the A and Institutional Classes, respectively.
          After the reorganization the Manager agreed to reimburse operating expenses to the extent that total annual fund operating expenses exceed the Fund’s expense caps. For the period ended December 31, 2010, the Predecessor Fund and the Manager reimbursed the following:

					Total reimbursed
	Expense Cap	Reimbursed	Expense Cap		for the period
Class:	1/1/10-2/28/10	prior to 3/1/10	3/1/10-12/31/10		ended 12/31/10
Institutional	1.55%	$ N/A	1.17	%*	$3
Y	1.55%	95,230	1.27%		121,433
Investor	1.80%	5,332	1.55%		7,101
A	N/A	N/A	1.55	%*	143
C	N/A	N/A	2.30	%*	23

*	From the inception date of each Class.
          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Fund has not recorded a liability for potential reimbursements. At December 31, 2010, $27,772 was receivable from the Manager.

17

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
3. Federal Income and Excise Taxes
          It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of the Code, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.
          The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.
          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
          The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
          The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 were as follows (in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
Distributions paid from:
Y Class	$1,236	$842
Investor Class	61	100
Return of Capital:
Y Class	224	—
Investor Class	11	—

Total taxable distributions	$1,532	$942

          As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$17,272
Unrealized appreciation	3,296
Unrealized depreciation	(871)

Net unrealized appreciation/(depreciation)	2,425
Undistributed ordinary income	—
Accumulated long-term gain/(loss)	(13,126)
Other temporary differences	(65)

Distributable earnings	$(10,766)

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash.

18

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.
          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate. Investment securities, foreign currency, investments in passive foreign investment companies and partnership transactions that have been reclassified as of December 31, 2010 (in thousands):

Paid in capital	$(224)
Undistributed net investment income	659
Accumulated net realized gain (loss)	(435)
Unrealized appreciation (depreciation) of investments and foreign currency	—
          At December 31, 2010, the capital loss carry forward positions for federal income tax purposes were $6 and $13,121 expiring in 2016 and 2017, respectively (in thousands). The Fund utilized $1,164 (in thousands) of net capital loss carryovers for the year ended December 31, 2010.
4. Investment Transactions
          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2010, were $12,221,832 and $22,915,607, respectively.
5. Capital Share Transactions
     The tables below summarize the activity in capital shares (dollars and shares in thousands):
Year Ended December 31, 2010

	Institutional Class		Y Class			Investor Class
	Shares	Amount	Shares	Amount		Shares	Amount
Shares sold	—	$1	3,905	$23,237		246	$1,489
Reinvestment of dividends	—	—	220	1,460		10	70
Shares redeemed	—	—	(5,299)	(32,492	)*	(622)	(3,821	)*
Net increase (decrease) in shares outstanding	—	$1	(1,174)	$(7,795)		(366)	$(2,262)

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	34	$243	4	$26
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease) in shares outstanding	34	$243	4	$26
Year Ended December 31, 2009

	Y Class		Investor Class
	Shares	Amount	Shares	Amount
Shares sold	346	$1,482	376	$1,812
Reinvestment of dividends	49	266	17	98
Shares redeemed	(2,290)	(8,941)	(111)	(603)
Net increase (decrease) in shares outstanding	(1,896)	$(7,193)	282	$1,307

*	Net of Redemption Fees

19

American Beacon Global Real Estate Fund
Notes to Financial Statements
December 31, 2010
6. Subsequent Events
          Subsequent to December 31, 2010, the Board approved the liquidation and termination of the American Beacon Global Real Estate Fund with an anticipated effective date of March 15, 2011.

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21

American Beacon Global Real Estate Fund
Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class		Y ClassD
	September 01								October 26		Investor ClassD
	to December		Year Ended December 31						to December		Year Ended December 31
	31, 2010		2010		2009		2008		31, 2007		2010		2009		2008
Net asset value, beginning of period	$6.57		$6.14		$4.62		$8.64		$10.00		$6.13		$4.61		$8.64

Income from investment operations:
Net investment income (loss)	0.08		0.14		0.11	E	0.13	E	0.04	E	(0.04)		0.09	E	0.10	E
Net gains (losses) on securities (both realized and unrealized)	0.57		0.93		1.62		(4.06)		(1.31)		1.09		1.63		(4.06)

Total income (loss) from investment operations	0.65		1.07		1.73		(3.93)		(1.27)		1.05		1.72		(3.96)

Less distributions:
Dividends from net investment income	(0.15)		(0.45)		(0.21)		(0.09)		(0.09)		(0.35)		(0.20)		(0.07)
Distributions from net realized gains on securities	—		—		—		—		—		—		—		—
Tax return of capital	—	F,G	(0.08	)F	—		—		—		(0.06	)F	—		—

Total distributions	(0.15)		(0.53)		(0.21)		(0.09)		(0.09)		(0.41)		(0.20)		(0.07)

Net asset value, end of period	$7.07		$6.68		$6.14		$4.62		$8.64		$6.77		$6.13		$4.61

Total return	9.90	%A	17.60%		38.03%		(45.66)%		(12.73	)%A	17.33%		37.77%		(45.91)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1		$18,386		$24,119		$26,880		$4,517		$1,250		$3,378		$1,241
Ratios to average net assets (annualized):
Expenses, after expense reimbursements (recoupments)	1.17	%B	1.35%		1.55%		1.55%		1.55	%B	1.62%		1.80%		1.80%
Expenses, before expense reimbursements (recoupments)	2.07	%B	1.93%		4.05%		5.49%		28.94	%B	2.22%		4.24%		4.99%
Net investment income, after expense reimbursements (recoupements)	3.35	%B	2.71%		2.19%		2.09%		2.45	%B	2.40%		1.72%		1.69%
Net investment income (loss), before expense reimbursements (recoupments)	2.45	%B	2.13%		(0.31)%		(1.85)%		(24.94	)%B	1.80%		(0.72)%		(1.50)%
Portfolio turnover rate	55	%C	55%		62%		25%		6%		55%		62%		25%

A	Not annualized.
B	Annualized.
C	Portfolio turnover rate is for the period from January 1 to December 31, 2010.
D	Prior to the reorganization on March 1, 2010, the Y Class was known as the Institutional Class and the Investor Class was known as the A Class.
E	Per share numbers have been calculated using average shares method.
F	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
G	Amount represents less than $0.01 per share.

22

American Beacon Global Real Estate Fund
Financial Highlights
(For a share outstanding throughout the period)

Investor Class		A Class		C Class
October 26		May 17		September 01
to December		to December		to December
31, 2007		31, 2010		31, 2010
$10.00		$6.03		$6.55

0.07	E	0.05		0.02
(1.35)		1.11		0.60

(1.28)		1.16		0.62

(0.08)		(0.03)		(0.02)
—		—		—
—		—	F,G	—	F,G

(0.08)		(0.03)		(0.02)

$8.64		$7.16		$7.15

(12.77	)%A	19.28	%A	9.48	%A

$61		$243		$27

1.80	%B	1.56	%B	2.41	%B
29.19	%B	1.94	%B	3.10	%B
4.30	%B	2.08	%B	1.39	%B
(23.09	)%B	1.71	%B	0.69	%B

6%		55	%C	55	%C

23

Trustees and Officers of the American Beacon Funds
(Unaudited)
          The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees 23 funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (73)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University ; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present)

NON-INTERESTED TRUSTEES	Term
W. Humphrey Bogart (66)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

Brenda A. Cline (49)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

Eugene J. Duffy (56)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

24

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)

Thomas M. Dunning (68)	Trustee since 2008	Consultant, (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, Baylor Health Care System Foundation (2007-Present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)

Richard A. Massman (67)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-2009) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian
Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present)

R. Gerald Turner (64)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present)

Paul J. Zucconi,CPA (70)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark Corporation (life and health insurance products) (2002-present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present)
OFFICERS
Term
One Year

William F. Quinn (62)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009) CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present) American Beacon Select Funds; Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-2009)

25

Trustees and Officers of the American Beacon Funds
(Unaudited)

Position, Term of
Office and Length
	of Time Served	Principal Occupation(s) During Past 5 Years
Name, Age and Address	with the Trust	and Current Directorships
Gene L. Needles, Jr. (55)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors

Rosemary K. Behan (51)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995-2004)

Brian E. Brett (50)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004)

Wyatt L. Crumpler (44)	VP since 2007	Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (56)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009)

Melinda G. Heika (49)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.

Terri L. McKinney (47)	VP since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), Director of Marketing & Retail Sales (1996-2003), American Beacon Advisors, Inc.; Vice President, Board of Trustees (2008-Present), Trustee (2006-2008) Down Syndrome Guild of Dallas

Jeffrey K. Ringdahl (35)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007)

Christina E. Sears (39)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s s sub-advisors.

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29

Delivery of Documents
eDelivery is NOW AVAILABLE — Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at
www.americanbeaconfunds.com
If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.
To obtain more information about the Fund:

7	8
By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

(-
By Telephone:	By Mail:
Call (800) 658-5811	American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.
Fund Service Providers:

Custodian	Transfer Agent	Independent	Distributor
State Street	Boston Financial Data	Registered	Foreside Fund
Bank and Trust	Services	Public	Services, LLC
Boston, Massachusetts	Kansas City, Missouri	Accounting	Portland, Maine
Firm
Ernst & Young LLP
Dallas, Texas
This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.
American Beacon Funds and American Beacon Global Real Estate Fund are service marks of American Beacon Advisors, Inc
AR 12/10

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees	Fiscal Year Ended
$298,018	10/31/2009
$72,414	12/31/2009
$37,869	8/31/2010
$318,158	10/31/2010
$95,455	12/31/2010
(b)

Audit-Related
Fees		Fiscal Year Ended
$13,750	*	10/31/2009
$0		12/31/2009
$0		8/31/2010
$12,375	*	10/31/2010
$3,875	*	12/31/2010

*	Review of N-1A filings
(c)

Tax Fees	Fiscal Year Ended
$11,628	10/31/2009
$1,704	12/31/2009
$3,426	8/31/2010
$40,277	10/31/2010
$5,129	12/31/2010
(d)

All Other Fees	Fiscal Year Ended
$0	10/31/2009
$0	12/31/2009
$0	8/31/2010
$0	10/31/2010
$0	12/31/2010

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:
     - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
     - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
     - to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;
     - to review the arrangements for and scope of the annual audit and any special audits; and
     - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.
The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.
(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Aggregate Non-Audit Fees for Services Rendered to the:

		Adviser’s Affiliates Providing
Registrant	Adviser	Ongoing Services to Registrant	Fiscal Year Ended
$25,378	$0	N/A	10/31/2009
$ 1,704	$0	N/A	12/31/2009
$ 3,246	$0	N/A	8/31/2010
$52,652	$0	N/A	10/31/2010
$ 9,004	$0	N/A	12/31/2010
(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.
     (b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.
     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.
     (a)(3) Not applicable.
     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr. Gene L. Needles, Jr.
President
Date: March 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr. Gene L. Needles, Jr.
President
Date: March 9, 2011

By	/s/ Melinda G. Heika Melinda G. Heika
Treasurer
Date: March 9, 2011